UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson
ETF Series Solutions
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6076
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  August 31, 2019

Item 1. Reports to Stockholders.

Annual Report

August 31, 2019

Nationwide ETFs

Nationwide Risk-Based U.S. Equity ETF | RBUS
Nationwide Risk-Based International Equity ETF | RBIN
Nationwide Maximum Diversification U.S. Core Equity ETF | MXDU
Nationwide Maximum Diversification Emerging Markets Core Equity ETF | MXDE

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Funds’ reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Nationwide ETFs

Letters to Investors	Nationwide Risk-Based U.S. Equity ETF
August 31, 2019

Dear Investors,

On behalf of the entire team, I would like to thank you for investing in the Nationwide Risk-Based U.S. Equity ETF (the “Fund”). The information that follows pertains to the fiscal year period from September 1, 2018 through August 31, 2019.

The Fund experienced positive performance during the reporting period, registering 7.70% (net asset value [NAV]) versus 2.92% for the Fund’s benchmark, the S&P 500® Index. The median return of the Fund’s Morningstar® peer category, U.S. Large Blend (a group consisting of 122 ETFs as of August 31, 2019), during the reporting period was 2.54%. The Fund’s underlying index, the Rothschild & Co Risk-Based US IndexSM, registered 8.03% over the same period. The Fund did not hold derivatives during the reporting period.

The start of the fiscal year saw the re-emergence of equity market volatility—an outcome characteristic of economies in the late stage of the business cycle—as the Chicago Board Options Exchange Volatility Index® (VIX) surpassed 30 in late December 2018, its highest level since February 2018. December 2018 proved to be a tumultuous month for investors, as gains from the previous months’ trading were reversed, leaving U.S. equities in the red at year end.

The primary catalysts for this dramatic uptick in volatility included: waning investor confidence amid signs of a slowdown in global economic growth; the prospect of fading U.S. policy support, punctuated by the U.S. government shutdown; escalation of the U.S.-China trade conflict; and mounting concerns about the downward pressure on growth stemming from the tightening of monetary policy by the Federal Reserve (the Fed).

During the fourth quarter of 2018, cyclical sectors including Materials, Industrials, and Energy took a hit from mounting apprehension surrounding the deceleration of global economic growth. Geopolitical uncertainty, slowing growth, and the flattening of the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) weighed on the returns of U.S. equities. Conversely, more defensive sectors, specifically Utilities and Health Care, ended 2018 in positive territory, with the fourth quarter collapse of bond yields and the resurfacing of growth concerns providing an additional lift to these stocks.

The first quarter of 2019 opened with U.S. equities experiencing a much-needed respite from the turmoil seen at the end of 2018, as the S&P 500® Index (S&P 500) rebounded 13.1% to its best quarterly performance in a decade. However, by the end of March 2019, the progression of U.S. equities had receded to a more subdued pace after the Fed lowered its projections for U.S. growth and inflation and scaled back its expectations for future interest rates.

U.S. equities returned 4.3% during the second quarter of 2019, despite a sell-off in May that saw the S&P 500 drop 6.6% on reports that U.S.-China trade talks had broken down. The May slump was capped by a final jolt on the month’s last day of trading amid reports that the Trump administration was also considering imposing tariffs on Mexican imports. However, signs of progress in the ensuing trade tensions between the United States and China, and President Trump’s indication that he would indefinitely suspend the proposed tariffs on Mexico, bolstered investor confidence, and U.S. equities rose 6.9% in June 2019.

U.S. equities gained a modest 1.3% in July 2019, with investors piling into perceived safe haven assets, including U.S. Treasuries. The Fed acted late in the month, cutting interest rates by 25 basis points*—the first reduction since the 2008 financial crisis and a move that brought the federal funds rate down to a target range of 2%–2.25%, effectively unwinding the December 2018 hike. In the wake of this cut, Fed Chairman Jerome Powell indicated that the interest rate move was not a precursor to a “lengthy cutting cycle”, disappointing investors who had expected greater stimulus and policy slack.

U.S. economic growth continued to wane, with real GDP growth of 2.1% during the second quarter of 2019—a significant slowdown from the 3.1% growth reported in the prior quarter. While the jobs market bounced back from a lackluster showing in June, manufacturing remained a weak spot, with the July U.S. Manufacturing Purchasing Managers’ Index (PMI) coming in just above the 50.0 neutral threshold at 50.4, suggesting that this segment of the economy could be moving into contractionary territory.

Letters to Investors (Continued)	Nationwide Risk-Based U.S. Equity ETF
August 31, 2019

The markets closed the reporting period with a serious case of whiplash, as renewed escalation of U.S.-China trade tensions and flashing recessionary signals from the bond market as volatility made a comeback in August 2019. The VIX averaged 19 during the month, compared to 13 seen in July, and the S&P 500 posted 11 moves of more than 1% over 22 trading sessions.

The Fund outperformed the S&P 500 by 478 basis points during the reporting period. The source of the portfolio’s performance during this period was broad-based in nature, owing to a combination of stock selection and sector positioning that systematically generated outperformance in 9 of 11 sectors. The top sector contributions to Fund performance came from the Utilities, Financials, and Materials sectors. The Information Technology and Real Estate sectors detracted from Fund performance, while the Communication Services sector did not contribute significantly to Fund performance.

The top contributor to Fund performance during the reporting period was an overweight allocation to Utilities, a sector that benefitted from escalating fears of an economic slowdown, the persistence of low interest rates, and reduced sensitivity to global trade issues.

A modest overweight in Financials, specifically the Diversified Financials and Insurance industry segments, was rewarded in the first two quarters of 2019. After a weak showing in 2018, the Financials sector rebounded with robust gains on the back of improvements in corporate and consumer balance sheets and the adoption of a more dovish stance by the Fed.

An overweight allocation to Materials, the Fund’s best performing sector during the reporting period registered strong gains in the early months of 2019 due to a more accommodative tone from the Federal Reserve and widespread reductions in austerity programs.

By contrast, an underweight in Information Technology, a sector that has staged an impressive comeback in 2019, muted the gains realized from sector positioning during the reporting period. The Fund had no exposure in Real Estate, the benchmark’s top performing sector, and this detracted from Fund performance during the reporting period. While the Communication Services sector returned positive performance, the Fund’s underweight to this sector notably accounted for the lowest contribution to performance.

The top holdings contributors to Fund performance during the reporting period were Newmont Goldcorp Corporation, with 0.58%; MarketAxess Holdings, Inc., with 0.46%; and Hershey Company, with 0.28%. The Fund continues to hold all three of these securities.

Colorado-based mining giant, Newmont Goldcorp Corporation (NYSE: NEM), the newly formed entity that emerged following Newmont Mining’s announcement of its $10 billion acquisition of Canadian gold producer, Goldcorp (TSX: G), opened 2019 with a 9% decline on January 14, suggesting that investors felt that Newmont Mining may have overpaid for Goldcorp. Additionally, despite gold prices surpassing $1,290 per ounce, investors expressed uncertainty as to whether the company now being the world’s largest producer of gold would prove to be a competitive advantage.

Shares came storming back in the final months of the reporting period, hitting a new high of $40.33 on July 23 and entering bull market territory at 35.8% above its October 25, 2018 low of $28.36, with a gain of 13.52% year-to-date as of August 15, 2019.

After a soft close to 2018, punctuated by a 20% retreat from its all-time high in mid-September, shares of financial technology company, MarketAxess Holdings, Inc. (NASDAQ: MKTX) opened 2019 in stunning fashion. Shares soared 13.6% in February 2019 on the back of strong fourth quarter 2018 results that were fueled by a surge in trading volume and a market share increase in the U.S. high-grade and U.S. high-yield markets, respectively.

June 2019 brought more good news, with MarketAxess garnering fresh attention from investors with an announcement that the company would be included in the highly influential S&P 500 effective July 1, 2019, replacing defense communications equipment provider, L3 Technologies.

MarketAxess closed the reporting period with a brief stumble in July, losing 9% on July 24, after the second quarter 2019 profits missed expectations due to rising costs.

Letters to Investors (Continued)	Nationwide Risk-Based U.S. Equity ETF
August 31, 2019

Shares of confectionary juggernaut, Hershey Company (NYSE: HSY), experienced a modest start to the reporting period, climbing 0.6% on September 13, 2018 after reaching an agreement to acquire an emerging snack brand, Pirate Brands® from B&G Foods (NYSE: BGS) for an estimated $420 million. Mixed third quarter results tempered performance in the remaining months of 2018, as investors assumed a slightly more cautious view of the potential impact of rising costs on the company’s future profits.

Hershey found its sweet spot in the first quarter of 2019, buoyed by solid fourth quarter 2018 earnings achieved through the company’s proactive allocation of resources to the rejuvenation of core brands and snack-based growth through acquisitions.

Hershey continued to reap the diversification benefits that came from looking beyond chocolate and candy in the second quarter of 2019, with shares hitting a record high on April 25 after first quarter 2019 sales and profits handily topped Wall Street estimates.

The reporting period concluded with a strong rally that was particularly pronounced in July 2019, during which shares of Hershey significantly outpaced the market, advancing 13% versus the 1% return seen in the S&P 500 over the same period. Hershey’s rally was supported principally by the delivery of a third consecutive quarter of robust financial results and the company’s decision to raise its 2019 sales and profit forecasts to more adequately reflect the latest consumer demand trends.

Top detractors from Fund performance during the reporting period were PG&E Corporation, with -0.55%; GrubHub, Inc., with -0.24%; and Kraft Heinz Company, with -0.23%.

PG&E Corporation (NYSE: PCG), a California-based holding company with interests in energy-based businesses, registered sharp declines in its stock price during the fourth quarter of 2018 amid growing concerns surrounding the company’s mounting wildfire liabilities. The weight of these obligations, which primarily stemmed from the 2018 Camp Fire in Northern California that was purported to have been caused by a PG&E power line, led to the firm filing for Chapter 11 bankruptcy in late January 2019.

Facing more than $30 billion in looming claims, the beleaguered utility saw a momentary reversal of fortune in April 2019, as shares soared over 19.2% on April 12 after California Governor Gavin Newsom released a report outlining the creation of a multi-billion-dollar fund that would help utilities manage future wildfire liabilities. PG&E extended its positive momentum into June 2019, climbing 7% on June 19 following the firm’s announcement that it would pay $1 billion to 18 different public entities to resolve claims stemming from the Butte fire in 2015, various Northern California wildfires in 2017, and the Camp Fire in 2018.

This momentum, however, was cut short, as investor confidence waned in the final months of the reporting period on the back of new developments. The first negative signal came in the form of weak second quarter 2019 financial results. Further, U.S. Bankruptcy Court Judge Montali issued ruling ordering PG&E to face a jury trial that would allow wildfire victims and insurance claimholders to challenge a California state agency’s determination that PG&E was not responsible for the destructive wildfires. This ruling opened the door to a potential additional $15 billion in liability claims for PG&E and dealt a staggering blow to investor confidence. Shares of PG&E lost nearly half their value in August 2019, culminating in a massive 42.4% decline in the final month of the reporting period. The Fund no longer holds this security.

Despite beating analyst estimates in the third quarter of 2018, GrubHub, Inc. (NYSE: GRUB), saw its stock price tumble during the opening months of the reporting period, as shares of the online food delivery marketplace plunged 33.1% in October 2018 and 15.6% in November 2018, amid a pullback in the broader market. Significant spends aimed at accelerating diner growth endeared GrubHub to Wall Street, as analysts predicted that these investments would prove to be accretive, ultimately positioning the company to expand its lead over rival food delivery services and enhanced profitability in the future.

However, the resulting 62% surge in GrubHub’s total annual costs and expenses to 101% of the company’s revenue coupled with a disappointing fourth quarter earnings report in early February 2019 provoked a negative response from investors. Shares of GrubHub tumbled 15% in March 2019, as analysts called attention to the growing threat to GrubHub’s industry leadership posed by burgeoning startup, DoorDash. GrubHub’s stock price continued its descent into April 2019, hitting a 52-week low during the week of April 8, as the company saw its stock shed more than half of its value—down 56%¬—since peaking back in September 2018.

Letters to Investors (Continued)	Nationwide Risk-Based U.S. Equity ETF
August 31, 2019

Mixed second quarter 2019 results sent shares of GrubHub plummeting 12% on July 30, as the company reported its third straight quarter of decelerating growth amid intensifying competition. The markets took a final bite out of GrubHub at the close of the reporting period, as shares hit a new 52-week low of $55.61 on August 28. The Fund no longer holds this security.

A myriad of challenges ranging from a dividend cut and less-than-stellar financial results to accounting inconsistencies and underwhelming sales weighed heavily on the performance of consumer staple giant, Kraft Heinz Company (NASDAQ: KHC) during the reporting period.

Shares of Kraft Heinz stumbled in the early months of the reporting period, shedding 10% and hitting a 52-week low on November 2, after posting disappointing third quarter 2018 results. In a trend that mirrored other food companies, Kraft Heinz struggled to deliver growth without a corresponding spending increase in advertising and new product development.

In October 2018 the company received a subpoena from the U.S. Securities and Exchange Commission (SEC) associated with an investigation into Kraft Heinz’s accounting policies, procedures, and internal controls related to its procurement function. Investors were spooked by the prospect of Kraft Heinz having to restate its past earnings. Kraft Heinz closed out 2018 as one of the worst performing stocks in the NASDAQ 100 Index, losing 16% in December and shedding 40% of its total value in 2018.

In the early months of 2019 shares of Kraft Heinz tumbled 27.5% and hit an all-time low on February 22, after the company’s fourth quarter 2018 results caused investors to dump the stock.

Kraft Heinz’s slide continued into the second quarter of 2019, with shares hitting another 52-week low on March 19. The company’s announcement on May 6 that it would need to restate its financial statements for 2016 and 2017 by $181 million, raised red flags for investors. June 2019 finally gave investors hope, with shares of Kraft Heinz getting a lift and finishing the month up 12% after the company filed its annual report on June 7, which included prior-period results going back to 2016. The filing of the annual report marked an important step in restoring investor confidence in the veracity of Kraft Heinz’s financial and operating statements, with the added assurance that the company’s issues with its financial controls had been resolved.

Kraft Heinz quickly reversed course in the closing months of the reporting period, with shares getting crushed in July 2019 and August 2019 after the company released an abysmal earnings report for the first half of 2019 that signaled that the troubles seen during the prior months of the reporting period were far from over. Shares went into free fall, losing 8.6% on August 8, after the company reported a 4.5% decline in sales and a massive 24% drop in earnings for fiscal the first two quarters of 2019. Altogether, Kraft Heinz closed out August 2019 down 20%. The Fund continues to hold this security.

At Nationwide, we continue to take a steady approach to seeking long-term growth. We remain confident in our ability to help investors navigate the markets for years to come. We deeply value your trust and thank you for your continued confidence. To learn more about Nationwide Funds’ ETF offerings, please visit our website www.etf.nationwide.com.

Sincerely,

Michael S. Spangler
President and Chief Executive Officer
Nationwide Fund Advisors

Subadviser: Vident Investment Advisory, LLC

Portfolio Managers: Denise M. Krisko, CFA and Austin Wen, CFA

*	One basis point is equal to one one-hundredth of one percent (0.01%). Therefore, 100 basis points would be equivalent to 1%.

Letters to Investors (Continued)	Nationwide Risk-Based U.S. Equity ETF
August 31, 2019

Must be preceded or accompanied by a prospectus.

Investing involves risk, including the possible loss of principal.  Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund.  Brokerage commissions will reduce returns. The Fund’s return may not match or achieve a high degree of correlation with the return of the underlying index.

The Fund is subject to the risks of investing in equity securities. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks. There is no assurance that the investment objective of any fund will be achieved. Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. For a complete listing of the Fund’s holdings, please refer to the Schedule of Investments in this report.

Nationwide Fund Advisors (NFA) is the registered investment advisor to Nationwide ETFs, which are distributed by Quasar Distributors LLC.  NFA is not affiliated with any distributor, subadvisor, or index provider contracted by NFA for the Nationwide ETFs.  Nationwide is not an affiliate of third-party sources such as Morningstar, Inc. or MSCI.  Representatives of the Nationwide ETF Sales Desk are registered with Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Index Definitions

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Chicago Board Options Exchange Volatility Index®: A real-time market index that represents the market’s expectation of 30-day forward-looking volatility. Derived from the price inputs of the S&P 500 stock index options, it provides a measure of market risk and investors’ sentiments.

NASDAQ 100 Index: A market-capitalization index comprising the 100 largest non-financial stocks traded on the NASDAQ (a global electronic stock exchange for buying and selling securities).

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

The Rothschild & Co Risk-Based US IndexSM (“Index”) is a rules-based, equal risk-weighted index that provides exposure to large-cap U.S. listed companies. The Index seeks to lower volatility, reduce maximum drawdown, and enhance the Sharpe ratio, all without curtailing returns.

The Index is a product of, the marketing name for, and a licensed trademark of Rothschild & Co Risk Based Investments LLC (collectively with its affiliates, “Rothschild”). “Rothschild®”, the Index, and “Rothschild Indexes” are trade and service marks of Rothschild and have been licensed for use for certain purposes by Nationwide Fund Advisors. Nationwide Risk-Based U.S. Equity ETF (“ETF”) is not sponsored or sold by Rothschild, and Rothschild makes no representation or warranty, express or implied, regarding the ETF to the owners of the ETF or any member of the public.

U.S. Manufacturing Purchasing Managers’ Index (PMI): A measure of the prevailing direction of the manufacturing sector and a leading indicator of the economic activity level in the United States.

Letters to Investors	Nationwide Risk-Based International Equity ETF
August 31, 2019

Dear Investors,

On behalf of the entire team, I would like to thank you for investing in the Nationwide Risk-Based International Equity ETF (the “Fund”). The information that follows pertains to the reporting period from September 1, 2018, through August 31, 2019.

The Fund experienced negative performance during the reporting period, registering -2.14% (net asset value [NAV]) versus -2.75% for the Fund’s benchmark, the MSCI EAFE Index. The median return of the Fund’s Morningstar® peer category, Foreign Large Blend, (a group consisting of 55 ETFs as of August 31, 2019) during the reporting period was -3.30%. The Fund’s underlying index, the Rothschild & Co Risk-Based International IndexSM, registered -1.41% over the same period. The Fund did not hold derivatives during the reporting period.

Political uncertainty and softening growth metrics ushered in a period of global equity market volatility, as developed market equities tumbled 13% in the fourth quarter of 2018.

Rising geopolitical concerns that served as the central catalysts for market volatility included: the ensuing drama of Brexit; apprehension surrounding the 2019 budget negotiations between the Italian government and the European Commission; French President Emmanuel Macron’s struggle to follow through on his reform program amid the “Yellow Vest” protests; and the escalation of the U.S.-China trade conflict.

Pronounced signs of a synchronized slowdown in global growth, particularly in the eurozone, further engendered volatility in the markets in the fourth quarter of 2018, driving stocks into “bear market” territory as investor confidence waned. Threats to global growth included: the impacts of a deeper-than-anticipated slowdown in China; more trade tariffs; and the renewed tightening of financial conditions.

The first quarter of 2019 opened with global equities beginning their recovery from December’s sell-off, despite the persistent headwind of global growth concerns, as developed market stocks, as measured by the MSCI World Index, reported gains of 7.3% and 3.4% in January 2019 and February 2019, respectively. Investor optimism was bolstered by a more-dovish stance from global central banks, with the European Central Bank (ECB) and the Bank of Japan (BoJ) indicating that more accommodative stimulus measures would be taken. Economic data continued to signal decelerating growth, with the European Commission sharply downgrading its 2019 and 2020 forecasts for eurozone economic growth in early February 2019.

Developed market equities advanced 3.8% in the second quarter of 2019, despite a 5.6% decline in May due to investor concerns over the U.S.-China trade war. Confronted by weaker economic data, pervasively low inflation, notable weakness in Europe’s manufacturing sector, and mounting risks to the broader trade outlook, ECB President Mario Draghi came out swinging with dovish rhetoric that mirrored the more accommodative stance taken by the U.S. Federal Reserve (the Fed), indicating that monetary policy would be loosened if the economy did not improve. Draghi further hinted that the ECB had plenty of remaining ammunition that could be leveraged if further quantitative easing was needed, and that interest rates could foreseeably fall into negative territory if the eurozone’s economic growth narrative did not improve.

UK equities, as measured by the Financial Times Stock Exchange (FTSE) 100 Index, performed well during the quarter, advancing 3.3% despite ongoing Brexit-related uncertainty and the resignation of Prime Minister Theresa May. The Bank of England (BoE) remained less dovish than the Fed and the ECB due to concerns around the limited spare capacity in the UK economy and the acceleration of wage growth that has been seen over the past few years, with many questioning whether the June retail sales figure reported by the Confederation of British Industry (CBI)—the weakest level seen since the 2008 financial crisis—would prompt interest rate cuts by the BoE.

By contrast, Japanese equities, as measured by the Tokyo Price Index (TOPIX) performed notably worse than the other main developed markets during the second quarter of 2019, shedding 2.4% after a particularly rocky May during which the TOPIX dropped 6.5%. The most significant development during this period—the continued escalation of U.S.-China trade tensions, underscored by a tariff increase on $200 billion worth of Chinese imports and the addition of Chinese telecommunications group Huawei to a trade blacklist by the United States—drastically exacerbated negative investor reaction to a slowdown in corporate earnings growth, with the BoJ’s monetary policy stance remaining unchanged. Economic data were mixed, with Japan’s

Letters to Investors (Continued)	Nationwide Risk-Based International Equity ETF
August 31, 2019

first-quarter 2019 annualized gross domestic product (GDP) growth rate of 2.1% unexpectedly coming in ahead of consensus guidance that called for a decline—an outcome that signaled the increased likelihood that Japan would avoid a technical recession at least in the short term.

Developed markets returned 1.2% during July 2019, as UK equities emerged as one of the month’s better-performing segments with a 2.2% return. The British Pound came under pressure in July, reaching lows versus the U.S. dollar last seen in 2017 and giving a boost to firms with overseas earnings amid concerns over a more extreme Brexit outcome as Boris Johnson took office as the UK’s new Prime Minister.

August 2019 saw developed market equities decline 1.9%, while perceived safe-haven assets, such as bonds, outperformed amid escalating concerns over trade and growth. Eurozone equities, as measured by the MSCI Europe ex UK Index, ended the month 0.8% lower with weak economic data, especially in Germany, and political uncertainty dominated headlines in Italy following the breakup of the governing coalition of the right-wing League party and the populist Five Star Movement.

UK equities also fell in August, tumbling 4.1% as the Sterling recovered some ground lost in July, before falling in the final week of the month. The prospect of a no-deal Brexit further weighed on the UK economy, as Prime Minister Boris Johnson unveiled plans for a lengthy prorogation of Parliament with no clear resolution of the Brexit impasse in sight.

Japanese equities also fell sharply in August, registering a total return of -3.4% that mirrored the moves seen in the currency market, as the yen moved higher against the U.S. dollar following July’s reduction in U.S. interest rates.

The Fund outperformed the MSCI EAFE Index by 61 basis points* during the reporting period. The source of the portfolio’s performance during this period was largely broad-based in nature, owing to a combination of stock selection and sector positioning that systematically generated relative outperformance in seven of 11 sectors. The top contributions to Fund performance came from the Financials, Materials, and Energy sectors, respectively, while the Consumer Staples, Real Estate, and Health Care sectors represented the laggards.

The Fund harvested performance from a modest underweight in Financials, which emerged as a poor performer for the benchmark. More specifically, the Fund benefited from a relative underweight allocation to the Financials sector’s worst-performing industry group, Banks, while generating outperformance in the better-performing Diversified Financials and Insurance industry groups.

Similarly, the Fund further benefited from underweight allocations to the Materials and Energy sectors, respectively. Most notably, the Energy sector emerged as the worst performer for the benchmark and the Fund’s largest sector underweight during the reporting period.

By contrast, individual stock selection within the Consumer Staples and Real Estate sectors, two of the benchmark’s top-performing sectors during the reporting period, muted performance. Consumer Staples generated slightly negative performance for the Fund, while the total allocation effect of the Fund’s Real Estate exposure lagged the combined performance of the benchmark’s Real Estate stocks. An underweight allocation, in combination with the impact of stock selection in the Health Care sector, also one of the benchmark’s top-performing sectors, further detracted from performance during the reporting period.

At the country level, the top detractors from Fund performance during the reporting period were Japan, with -1.12%; Germany, with -0.78%; and the United Kingdom, with -0.51%.

The top individual stock detractors from Fund performance during the reporting period were Glanbia plc, with -0.28%; Centrica plc, with -0.25%; and Deutsche Wohnen SE, with -0.25%. The Fund continued to hold all three securities at the end of the reporting period.

Ireland-based global nutrition group Glanbia plc (LSE: GLB) opened the reporting period on a positive note, announcing on October 11, 2018, that the company had reached an agreement with the owners of HNS Intermediate Corporation and KSF Holdings LLP to acquire leading weight management brand SlimFast® for $350 million. However, the months that followed saw the emergence of several negative developments that routed shares of the agri-food giant, effectively wiping out a significant chunk of shareholder value.

Letters to Investors (Continued)	Nationwide Risk-Based International Equity ETF
August 31, 2019

The first signs of trouble materialized in late April 2019 in the forms of a disappointing update on the growth of the company’s Global Performance Nutrition (GPN) division—a key segment that accounts for roughly 56% of the company’s overall earnings—and an investor revolt over a proposed pay hike for Managing Director Siobhan Talbot.

Shares of Glanbia tumbled more than 6% on April 24, triggered by the underwhelming 4.9% growth of Glanbia’s GPN division during the prior quarter. Stripping out the impact of the SlimFast acquisition, this equated to a 16.5% decline, marking the GPN division’s first negative reported growth rate in two years.

The issuance of a profit warning in late July 2019 dealt a second, and perhaps the most punishing, blow to shares of Glanbia during the reporting period, as the company’s sales outlook became ensnared in the deteriorating economic environment and broader geopolitical tensions. Shares of Glanbia plunged almost 16% on July 31, effectively wiping out €550 million in shareholder value and descending to their lowest level in almost five years.

By the close of the reporting period, the aggregate effect of these events roughly equated to a €2.2 billion reduction in the company’s value between March 2019 and August 2019—a near 50% drop in the value of Glanbia’s shares.

British multinational energy and services company Centrica plc (LSE: CAN) gave investors little to smile about during the reporting period, offering up vastly underwhelming performance on the back of falling customer numbers and a particularly torrid stretch in 2019 that was marred by profit warnings and a savage dividend cut.

A dominant player in the UK energy supply market, Centrica saw its share price dip 8% to a near 15-year low in November 2018, following reports that the British Gas owner had hemorrhaged 372,000 home energy accounts during the four months prior to the end of October due to a combination of high levels of market switching, efforts to move customers away from standard variable tariffs, and price increases. This decline represented a 3% drop from the 12.5 million home gas and electricity accounts the company held in June and an increased drop-off rate from the first half of the year, when Centrica lost 341,000 accounts over six months. The company also reported outages in its upstream oil and gas and nuclear businesses, consequently reducing its full-year output.

Shares of Centrica once again stumbled in the opening months of 2019, plunging 12.5% in early morning trading on February 21 and dipping below the all-important 100-pence (p) mark on May 9—their lowest level since 1988. Investors became jittery over the safety of the company’s future dividend payments after Centrica reported mixed 2018 results and warned that the company’s 2019 financial performance would likely be affected by the UK default tariff cap.

After a challenging first half of 2019, during which Centrica reported a £446 million operating loss and a 49% drop in adjusted profits, investor fears surrounding a potential dividend cut were realized at the end of July when the company announced that it would be slashing its interim dividend by 58% to 1.5p a share. The company further added that it would be cutting its full-year dividend by 58% from 12p to 5p a share—a move that CEO Iain Conn stressed was necessary after Britain’s energy regulator, The Office of Gas and Electricity Markets, capped prices in January and due to the increased demands on the company’s cash flow**, including additional pension contributions.

Investors swiftly responded to the news of the company’s dividend cut as shares of Centrica plunged more than 10% in early trading on July 30, hitting a new 21-year low and becoming the day’s biggest loser among the FTSE 100. A less-than-stellar reporting period was capped off by an announcement by CEO Iain Conn that he would be stepping down in 2020—five years after taking the reins of Centrica—bringing an end to his tenure during which the company’s value plummeted a staggering 75% from nearly £20 billion to just below £5 billion. Alongside Conn’s departure, Centrica further announced a dramatic overhaul of the company’s strategy, confirming its plan to unload its oil and gas E&P business, Spirit Energy, and affirming the company’s desire to sell its 20% stake in Britain’s nuclear power plants—both by the end of 2020.

June 2019 and August 2019 proved to be the most eventful months during the reporting period for Europe’s third-largest real estate company, Deutsche Wohnen SE (XTRA: DWNI).

Letters to Investors (Continued)	Nationwide Risk-Based International Equity ETF
August 31, 2019

After a relatively quiet first half of 2019, during which Deutsche Wohnen’s stock price hit a 52-week high of €44.83, shares of Berlin’s largest listed landlord got pummeled on news that Berlin’s senate had moved one step closer to imposing a 5-year rent-freeze proposal. The residential property group approached a 14% drop during June 6 and 7 trading in Frankfurt—its largest two-day decline in a decade—after investor fear of the ban on raising home rents reached a crescendo on June 7 following reports that Katrin Lompscher, Berlin’s senator for urban development and housing, had signed the final draft of the rent ceiling proposal, or Mietendeckel.

The potential implication of the proposed cap for Deutsche Wohnen, a company that derives approximately three-quarters of its rental income from Berlin, made investors jittery, as London-based Kepler Cheuvreux projected that the cap would cut Deutsche Wohnen’s funds from operations by 3% just in the first year.

Deutsche Wohnen recovered some ground at the end of August 2019 after a German newspaper reported that the rent freeze coming out of Berlin could prove to be more lenient than previously anticipated. Shares of Deutsche Wohnen jumped 9.6% on August 30 following reports that Berlin’s senate would be implementing an allowance for moderate inflation-linked rent increases, with additional consideration being given to whether rent caps should only apply to apartments where 30% of household income is spent on rent. Investor sentiment was further bolstered in the final month of the reporting period by local reports that the law was no longer expected to go into effect in January 2020.

At the country level, the top contributors to Fund performance during the reporting period were Australia, with 0.63%; Switzerland, with 0.53%; and Spain, with 0.40%.

The top individual stock contributors to Fund performance during the reporting period were Newcrest Mining, Ltd., with 0.31%; Orsted AS, with 0.19%; and Olympus Corporation, with 0.18%. The Fund continued to hold all three securities at the end of the reporting period.

Newcrest Mining, Ltd. (ASX: NCM), an Australian gold and copper mining giant, saw its share price surpass its 52-week high in September 2018, despite the fact that for the S&P/ASX 200 Index and the broader global markets, the fourth quarter of 2018 was one of the most volatile periods since the global financial crisis of 2007–2008.

Newcrest Mining’s positive momentum continued into the first quarter of 2019, with the company latching on to the coattails of the December sell-off recovery, as its share price approached its highest levels in almost seven years. A combination of sustained increases in gold spot prices between September 2018 and February 2019, jumps in firm production, a slight increase in its average selling price, and reductions in the company’s overall all-in sustaining costs (AISC) allowed it to register a strong advance in its share price during the preliminary months of the reporting period.

Despite a brief stumble in late March 2019 after the gold spot price dropped below $1,300 per ounce—a decline attributed to a firm U.S. dollar and stronger equity markets exerting downward pressure on the price of the precious metal—Newcrest Mining extended its impressive run through the second quarter of 2019. Most notably, the company’s share price hit the $30 mark on June 14, its highest level since March 2012, with shares of Newcrest Mining adding 18.6% in June 2019 and a 45% gain for the first half of 2019.

These gains were attributed primarily to a combination of factors that included a surge in the price of gold to its highest level since 2016; a pervasive risk-off sentiment among investors, triggered by an inverted U.S. yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds); trepidation over a potential U.S.-China trade war and broader economic growth concerns; and a gold-buying spree initiated by state central banks, with Russia and China leading the way.

Shares of Newcrest Mining were lifted even higher in the final two months of the reporting period due to the company’s strong financial results for the year ended June 30, 2019, which were headlined by an astronomical 178% jump in net profit and a 19% dividend increase, investors’ renewed interest in safe-haven commodities in response to looming recessionary signals, and a positive update from Newcrest Mining’s joint venture partner, Encounter Resources Ltd.

An announcement by Encounter Resources (a firm specializing in the exploration and development of mineral deposits in Western Australia) stating that it, in conjunction with Newcrest Mining, would focus on advancing the progression of planned exploration programs targeting Tier 1 gold and copper-gold mineral deposits,

Letters to Investors (Continued)	Nationwide Risk-Based International Equity ETF
August 31, 2019

notably sent shares of Newcrest Mining 3.1% higher on July 31, establishing a new 52-week high, for a total year-to-date share-price gain of 60%.

Danish energy giant Orsted AS (CPH: ORSTED), on the heels of a broader pivot toward renewable energy in 2017, capitalized on the resurgence of offshore wind development in the United States after years of lawsuits and false starts. Orsted parlayed its homegrown expertise in wind power into impressive gains during the 2019 fiscal year.

Orsted set the tone for the reporting period in early October 2018, announcing the company’s acquisition of Deepwater Wind, a leading U.S. offshore wind developer—a move that reaffirmed the company’s interest in U.S. expansion, following Orsted’s acquisition of Lincoln Clean Energy, a developer of onshore wind, in August 2018. Shares of Orsted, along with the broader European Utilities sector, got an additional year-end lift after downbeat comments on the economy from the ECB’s Mario Draghi put pressure on bond yields in the eurozone.

Orsted opened 2019 with a brief stumble in mid-January, with shares of Orsted opening 4.8% lower on January 14, after the company—50.1% of which is owned by the Danish state—announced that there was no longer the requisite political support for the structured divestment of its Danish power distribution and residential customer businesses. Consequently, Orsted’s Board of Directors approved the discontinuation of the process.

Despite this misstep, shares of Orsted quickly bounced back on January 2019’s final day of trading, registering strong gains through February 2019 following the board’s approval of Orsted’s annual report for 2018. The company achieved an all-time high operating profit (EBITDA†), blowing away the 2017 figure by 33%. Orsted’s EBITDA without new partnerships increased 18%, eclipsing the expectation set by the company at the beginning of 2018. Moreover, Orsted reported a 29% rise in earnings from ramp-ups at operational offshore wind farms, with net profits surging DKK 6.2 billion from the previous year to an all-time high of DKK 19.5 billion in 2018.

Orsted extended its outstanding run in the final months of the reporting period, reaffirming its position as one of the best-performing stocks in the OMX Copenhagen 20 Index (the Index). Shares of Orsted picked up 6% on June 21, hitting their highest level since the company’s listing in 2016 and making Orsted the biggest gainer in the Index. This increase was attributed to Orsted’s selection as a preferred bidder for a major U.S. offshore wind project, with Orsted announcing that it would be developing an 1,100-megawatt wind project off the coast of Atlantic City, New Jersey—the largest-ever offshore wind procurement by a U.S. state.

Orsted followed up June’s performance gains with a 2.6% advance on July 18 after clinching another major offshore wind contract in the U.S. As part of a joint venture, Orsted would partner with Eversource, New England’s largest energy company and a premier electric transmission builder, to build 880 megawatts of wind capacity off the eastern coast of Long Island, New York by 2024—a win that not only put Orsted firmly on track to hit its 15-gigawatt installed capacity target by 2025, but one which further spurred investor enthusiasm about the company’s future prospects for U.S. expansion. A strong second-quarter 2019 earnings report, in which the company’s EBITDA of DKK 3.6 billion exceeded expectations thanks to ramped-up power generation from new offshore wind farms, offered an additional lift to shares of Orsted in the final month of the reporting period.

The Nikkei kicked off the first quarter of 2019 with a January rally that put it back above 20,000 on signs that the United States and China were inching closer to a détente in trade tensions. Olympus Corporation (TYO: 7733), a medical device maker, was in the spotlight, as shares of the Japanese manufacturer of optoelectronic products surged after it was reported that two major brokerage houses had raised their stock ratings, citing earnings growth expectations from new products.

Olympus was rocked by an accounting scandal in 2011 that involved more than $1 billion in hidden losses and more recently was ordered to pay an $85 million fine in December 2018 for failing to file reports with U.S. regulators about infections linked to its duodenoscopes. Shares of Olympus received a significant lift over two trading days in mid-January 2019, picking up $3.3 billion in value, with the appointment of a new management team and the company’s announcement of its intention to streamline its corporate structure. The most notable change for investors was Olympus’ proposed appointment of three outside directors, including one from San Francisco-based activist hedge fund and the firm’s largest shareholder, ValueAct Capital.

Letters to Investors (Continued)	Nationwide Risk-Based International Equity ETF
August 31, 2019

Olympus continued riding the wave of investor optimism sparked by the overhaul of its corporate governance structure through mid-May 2019, gaining an impressive 40% since January 2019. However, the topic that had investors keenly focused on Olympus during the remaining months of the reporting period was the potential unwinding of Olympus’ partnership with Sony amid pressure from U.S activist shareholder and Third Point Founder Daniel Loeb. It was reported that Loeb had called for Sony to divest its shares in Olympus and other non-core assets as part of a move to strengthen Sony’s position as a global leader in entertainment.

Sony first purchased an 11.5% stake in Olympus in 2012 for ¥50 billion, forming Sony Olympus Medical Solutions to develop microscopes and high-definition surgical endoscopes and providing Olympus with a much-needed cash injection after the 2011 accounting scandal sent shares of Olympus plummeting. Sony subsequently reduced its stake in Olympus by approximately 50% to finance its own restructuring.

On August 30, 2019, it was announced that Sony had unloaded its remaining stake in Olympus for ¥80 billion after concluding that the objective behind establishing the company’s partnership with Olympus had been achieved. Investors responded positively to the sale of Sony’s stake in Olympus, as shares of Olympus advanced 3.6% to $11.63 in New York, after closing at 6.8% at ¥1,244 in Tokyo during the final trading day of the reporting period.

At Nationwide, we continue to take a steady approach to seeking long-term growth. We remain confident in our ability to help investors navigate the markets for years to come. We deeply value your trust and thank you for your continued confidence. To learn more about Nationwide Funds’ ETF offerings, please visit our website www.etf.nationwide.com.

Sincerely,

Michael S. Spangler
President and Chief Executive Officer
Nationwide Fund Advisors

Subadviser: Vident Investment Advisory, LLC (VIA)

Portfolio Managers: Denise M. Krisko, CFA and Rafael Zayas, CFA

*	One basis point is equal to one one-hundredth of one percent (0.01%). Therefore, 100 basis points would be equivalent to 1%.
**	Cash flow is the measure of money that moves in and out of a business.
†	EBITDA, or earnings before interest, taxes, depreciation, and amortization, is a measure of a company’s overall financial performance.

Must be preceded or accompanied by a prospectus.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The Fund’s return may not match or achieve a high degree of correlation with the return of the underlying index.

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the summary prospectus for a more-detailed explanation of the Fund’s principal risks. There is no assurance that the investment objective of any fund will be achieved. Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. For a complete listing of the Fund’s holdings, please refer to the Schedules of Investments in this report.

Nationwide Fund Advisors (NFA) is the registered investment advisor to Nationwide ETFs, which are distributed by Quasar Distributors LLC. NFA is not affiliated with any distributor, subadviser, or index provider contracted by NFA for the Nationwide ETFs. Nationwide is not an affiliate of third-party sources such as Morningstar, Inc. or MSCI. Representatives of the Nationwide ETF Sales Desk are registered with Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio

Letters to Investors (Continued)	Nationwide Risk-Based International Equity ETF
August 31, 2019

Index Definitions

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

FTSE 100 Index: An index comprising the 100 most highly capitalized blue-chip companies listed on the London Stock Exchange.

Note about FTSE Indexes
“FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

MSCI EAFE Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Europe ex UK Index: An index that is designed to capture large- and mid-cap representation across 14 Developed Markets countries in Europe, covering approximately 85% of the free float-adjusted market capitalization across European Developed Markets excluding the UK.

MSCI World Index: A broad global equity index that represents large- and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each country.

Nikkei Index: A price-weighted index composed of Japan’s top 225 blue-chip companies traded on the Tokyo Stock Exchange. It is the most recognized Japanese stock market index.

OMX Copenhagen 20 Index: The Copenhagen Stock Exchange’s (CSE) leading share index consisting of the 20 most actively traded shares on the CSE. The composition of the Index is revised twice a year.

The Rothschild & Co Risk-Based International IndexSM (“Index”) is a rules-based, equal risk-weighted index that provides exposure to large-cap companies in developed markets, excluding North America. The Index seeks to lower volatility, reduce maximum drawdown, and enhance the Sharpe ratio, all without curtailing returns.

The Index is a product of, the marketing name for, and a licensed trademark of Rothschild Risk Based Investments LLC (collectively with its affiliates, “Rothschild”). “Rothschild®”, the Index, and “Rothschild Indexes” are trade and service marks of Rothschild and have been licensed for use for certain purposes by Nationwide Fund Advisors. Nationwide Risk-Based International Equity ETF (“ETF”) is not sponsored or sold by Rothschild, and Rothschild makes no representation or warranty, express or implied, regarding the ETF to the owners of the ETF or any member of the public.

S&P/ASX 200 Index: An index that is designed to measure the performance of the 200 largest index-eligible stocks listed on the Australian Stock Exchange by float-adjusted market capitalization.

Tokyo Price Index: A capitalization-weighted index that lists all firms in the “first section” of the Tokyo Stock Exchange (TSE). (The first section is a section that organizes all large firms on the TSE into one group.)

Letters to Investors	Nationwide Maximum Diversification U.S. Core Equity ETF
August 31, 2019

Dear Investors,

On behalf of the entire team, I would like to thank you for investing in the Nationwide Maximum Diversification U.S. Core Equity ETF (the “Fund”). The information that follows pertains to the reporting period from September 1, 2018, through August 31, 2019.

The Fund experienced negative performance during the reporting period, registering -0.11% (net asset value [NAV]) versus 2.78% for the Fund’s benchmark, the MSCI USA Index. The median return of the Fund’s Morningstar® peer category U.S. Large Blend, (a group consisting of 122 ETFs as of August 31, 2019), during the reporting period was 2.54%. The Fund’s underlying index, the TOBAM Maximum Diversification® USA Index, registered 0.20% over the same period. The Fund did not hold derivatives during the reporting period.

The start of the fiscal year saw the re-emergence of equity market volatility—an outcome characteristic of economies in the late stage of the business cycle—as the Chicago Board Options Exchange Volatility Index® (VIX) surpassed 30 in late December 2018, its highest level since February 2018. December 2018 proved to be a tumultuous month for investors, as gains from the previous months’ trading were reversed, leaving U.S. equities in the red at year end.

The primary catalysts for this dramatic uptick in volatility included waning investor confidence amid signs of a slowdown in global economic growth; the prospect of fading U.S. policy support, punctuated by the U.S. government shutdown; escalation of the U.S.-China trade conflict; and mounting concerns about the downward pressure on growth stemming from the tightening of monetary policy by the Federal Reserve (the Fed).

During the fourth quarter of 2018, cyclical sectors including Materials, Industrials, and Energy took a hit from mounting apprehension surrounding the deceleration of global economic growth. Geopolitical uncertainty, slowing growth, and the flattening of the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) weighed on the returns of U.S. equities. Conversely, more-defensive sectors, specifically Utilities and Health Care, ended 2018 in positive territory, with the fourth-quarter collapse of bond yields and the resurfacing of growth concerns providing an additional lift to these stocks.

The first quarter of 2019 opened with U.S. equities experiencing a much-needed respite from the turmoil seen at the end of 2018, as the S&P 500® Index (S&P 500) rebounded 13.1% to its best quarterly performance in a decade. However, by the end of March 2019, the progression of U.S. equities had receded to a more-subdued pace after the Fed lowered its projections for U.S. growth and inflation and scaled back its expectations for future interest rates.

U.S. equities returned 4.3% during the second quarter of 2019, despite a sell-off in May that saw the S&P 500 drop 6.6% on reports that U.S.-China trade talks had broken down. The May slump was capped by a final jolt on the month’s last day of trading amid reports that the Trump administration was also considering imposing tariffs on Mexican imports. However, signs of progress in the ensuing trade tensions between the United States and China, and President Trump’s indication that he would indefinitely suspend the proposed tariffs on Mexico, bolstered investor confidence, and U.S. equities rose 6.9% in June 2019.

U.S. equities gained a modest 1.3% in July 2019, with investors piling into perceived safe-haven assets, including U.S. Treasuries. The Fed acted late in the month, cutting interest rates by 25 basis points*—the first reduction since the 2008 financial crisis and a move that brought the federal funds rate down to a target range of 2.00% to 2.25%, effectively unwinding the December 2018 hike. In the wake of this cut, Fed Chairman Jerome Powell indicated that the interest rate move was not a precursor to a “lengthy cutting cycle”, disappointing investors who had expected greater stimulus and policy slack.

U.S. economic growth continued to wane, with real gross domestic product (GDP) growth of 2.1% during the second quarter of 2019—a significant slowdown from the 3.1% growth reported in the prior quarter. While the jobs market bounced back from a lackluster showing in June, manufacturing remained a weak spot, with the July U.S. Manufacturing Purchasing Managers’ Index (PMI) coming in just above the 50.0 neutral threshold at 50.4, suggesting that this segment of the economy could be moving into contractionary territory.

The markets closed the reporting period with a serious case of whiplash, as renewed escalation of U.S.-China trade tensions and flashing recessionary signals from the bond market contributed to the volatility that made a

Letters to Investors (Continued)	Nationwide Maximum Diversification U.S. Core Equity ETF
August 31, 2019

comeback in August 2019. The VIX averaged 19 during the month, compared to 13 seen in July, and the S&P 500 posted 11 moves of more than 1% over 22 trading sessions.

The Fund underperformed the MSCI USA Index by 267 basis points during the reporting period. The most significant driver of the Fund’s underperformance was an underweight allocation to Information Technology, a sector that has staged an impressive rebound in early 2019 despite lingering investor concerns about the near-term impacts of a slowdown in global growth and the potential of a U.S.-China trade dispute. An overweight in Health Care and an underweight allocation to Industrials further muted the performance of the Fund during the reporting period.

Conversely, overweights in Utilities, Consumer Staples, and Real Estate contributed to Fund performance, accounting for the most positive allocation effect for the Fund during the reporting period. These defensive sectors asserted their strength during the reporting period on the back of a weak economic growth narrative in August 2019 following a particularly volatile month for the markets.

Top detractors from relative Fund performance during the reporting period were PG&E Corporation (-1.25%), GrubHub, Inc. (-0.62%), and Nektar Therapeutics (-0.61%).

PG&E Corporation (NYSE: PCG), a California-based holding company with interests in energy-based businesses, registered sharp declines in its stock price during the fourth quarter of 2018 amid growing concerns surrounding the company’s mounting wildfire liabilities. The weight of these obligations, which stemmed primarily from the 2018 Camp Fire in Northern California that was purported to have been caused by a PG&E power line, led to the firm’s filing for Chapter 11 bankruptcy in late January 2019.

Facing more than $30 billion in looming claims, the beleaguered utility saw a momentary reversal of fortune in April 2019, as shares soared over 19.2% on April 12 after California Governor Gavin Newsom released a report outlining the creation of a multi-billion-dollar fund that would help utilities manage future wildfire liabilities. PG&E extended its positive momentum into June 2019, climbing 7% on June 19 following the firm’s announcement that it would pay $1 billion to 18 different public entities to resolve claims stemming from the Butte fire in 2015, various Northern California wildfires in 2017, and the Camp Fire in 2018.

This momentum, however, was cut short, as investor confidence waned in the final months of the reporting period on the back of new developments. The first negative signal came in the form of weak second-quarter 2019 financial results. Further, U.S. Bankruptcy Court Judge Montali issued a ruling ordering PG&E to face a jury trial that would allow wildfire victims and insurance claimholders to challenge a California state agency’s determination that PG&E was not responsible for the destructive wildfires. This ruling opened the door to a potential additional $15 billion in liability claims for PG&E and dealt a staggering blow to investor confidence. Shares of PG&E lost nearly half their value in August 2019, culminating in a massive 42.4% decline in the final month of the reporting period. The Fund continues to hold this security.

GrubHub, Inc. (NYSE: GRUB), despite beating analyst estimates in the third quarter of 2018, saw its stock price tumble during the opening months of the reporting period, as shares of the online food delivery marketplace plunged 33.1% in October 2018 and 15.6% in November 2018, amid a pullback in the broader market. Significant spends aimed at accelerating diner growth endeared GrubHub to Wall Street, as analysts predicted that these investments would prove to be accretive, ultimately positioning the company to expand its lead over rival food delivery services and enhance profitability in the future.

However, the resulting 62% surge in GrubHub’s total annual costs and expenses to 101% of the company’s revenue coupled with a disappointing fourth-quarter earnings report in early February 2019 provoked a negative response from investors. Shares of GrubHub tumbled 15% in March 2019, as analysts called attention to the growing threat to GrubHub’s industry leadership posed by burgeoning startup DoorDash. GrubHub’s stock price continued its descent into April 2019, hitting a 52-week low during the week of April 8, as the company saw its stock shed more than half of its value—down 56%¬—since peaking in September 2018.

Mixed second-quarter 2019 results sent shares of GrubHub plummeting 12% on July 30, as the company reported its third straight quarter of decelerating growth amid intensifying competition. The markets took a final bite out of GrubHub at the close of the reporting period, as shares hit a new 52-week low of $55.61 on August 28. The Fund continues to hold this security.

Letters to Investors (Continued)	Nationwide Maximum Diversification U.S. Core Equity ETF
August 31, 2019

Shares of the biopharmaceutical company Nektar Therapeutics (NASDAQ: NKTR) plummeted 45% in 2018 and ended the year with a lackluster fourth quarter 2018 earnings report. Nektar bounced back in January 2019, clawing back some of 2018’s losses to record a 29% gain that trounced the 8% advance of the market over the same period. Shares of Nektar saw an additional spike in early January following management’s pipeline update that showed several of the company’s drug treatments advancing through late-stage clinical trials.

Despite January’s gains, Nektar had an uninspiring earnings report for the first quarter of 2019. Revenue for the quarter was $28.2 million—a 26% decline from the prior year’s period revenue of $38 million. There were, however, a few bright spots that gave investors hope for the future including positive pre-clinical data for immuno-oncology pipeline candidates, NKTR-214 and NKTR-255®.

Shares of Nektar soared 13.6% in June after the company shared promising clinical program updates at the 2019 American Society of Clinical Oncology (ASCO) Genitourinary Cancers Symposium. During this session, Nektar announced that a first-line Stage IV urothelial carcinoma treatment comprising NKTR-214 combined with Opdivo® from Bristol-Myers Squibb had demonstrated a complete response rate of 34% for individuals with Stage IV melanoma. While Nektar ended June 2019 on a high note, the company was unable to sustain this momentum, with shares of Nektar declining 20% and falling to year-to-date lows by the end of July 2019.

Nektar entered a downward spiral in the final month of the reporting period, plummeting 38% in August 2019. Shares of Nektar first crashed on August 9, losing 27% after it was revealed in the company’s second quarter 2019 financial update that manufacturing issues had been discovered with two batches of NKTR-214 used in early clinical studies. Nektar further hinted that there could be potential delays in finalizing the development program for NKTR-214 and Opdivo with its partner, Bristol-Myers Squibb. The sell-off continued into the following week, as investors remained uneasy due to these issues, with several Wall Street analysts downgrading the stock to the equivalent of a hold rating. The Fund no longer holds this security.

The top contributors to relative Fund performance during the reporting period were Chipotle Mexican Grill, Inc. (0.82%), MarketAxess Holdings, Inc. (0.61%), and Newmont Goldcorp Corporation (0.44%). The Fund continues to hold these three securities.

In the midst of a year-end market sell-off, Chipotle Mexican Grill, Inc. (NYSE: CMG) emerged as one of the best performing stocks of 2018, with a 49% gain, compared to a 6% loss for the S&P 500® Index—a plausible sign that the American restaurant chain may be ready to move past the incidences of food-borne illnesses that have plagued the company in recent years.

Impressive fourth quarter 2018 results, fueled by a surge in digital and comparable-store sales, contributed to share price increases of 22.7%, 14.7%, and 16.9% in January 2019, February 2019, and March 2019, respectively, as Chipotle extended its impressive run into 2019.

Chipotle continued its ascent in April 2019, delivering another stellar earnings report for the first quarter of 2019 that saw a massive 9.9% surge in comparable-store sales and a 5.8% increase in transactions, driven by digital orders which doubled year-over-year, putting Chipotle firmly back in growth stock territory. Shares of Chipotle did however suffer a brief stumble during the month, following a disclosure in the company’s quarterly financial statement filed with the U.S. Securities and Exchange Commission made prior to market open on April 25 in which it was revealed that a new subpoena had been issued in relation to incidences of food-borne illnesses.

Investor fears about the proposed imposition of tariffs on Mexico by President Trump and the concerns coming out of Wall Street about the potentially negative impact of an ensuing African swine fever outbreak on Chipotle’s pork costs saw shares of Chipotle dip at the end of May and in the first trading session of June. However, shares quickly reversed course on the back of favorable macroeconomic news, registering an 11% gain in June 2019 and capping off a 70% surge for the first half of 2019.

Chipotle ended the reporting period as one of the restaurant industry’s hottest stocks, with shares hitting an all-time high on July 24 after the company delivered another blowout earnings report for the second quarter of 2019. Revenue climbed 13.2%, aided by an impressive 10% increase in comparable-store sales—Chipotle’s sixth consecutive quarter of accelerating comparable-store growth. Shares of Chipotle continued riding this wave of positive momentum through the end of August 2019, despite a significant uptick in market volatility during the final month of the reporting period.

Letters to Investors (Continued)	Nationwide Maximum Diversification U.S. Core Equity ETF
August 31, 2019

Shares of financial technology company MarketAxess Holdings, Inc. (NASDAQ: MKTX), after a soft close to 2018 punctuated by a 20% retreat from their all-time high in mid-September, opened 2019 in stunning fashion. The shares soared 13.6% in February 2019 on the back of strong fourth-quarter 2018 results that were fueled by a surge in trading volume and a market share increase in the U.S. high-grade and U.S. high-yield markets, respectively.

June 2019 brought more good news, with MarketAxess garnering fresh attention from investors with an announcement that the company would be included in the highly influential S&P 500 effective July 1, 2019, replacing defense communications equipment provider L3 Technologies.

MarketAxess closed the reporting period with a brief stumble in July, losing 9% on July 24, after second-quarter 2019 profits missed expectations due to rising costs.

Colorado-based mining giant Newmont Goldcorp Corporation (NYSE: NEM), the newly formed entity that emerged following Newmont Mining’s announcement of its $10 billion acquisition of Canadian gold producer Goldcorp (TSX: G), opened 2019 with a 9% decline on January 14, suggesting that investors felt that Newmont Mining might have overpaid for Goldcorp.

Newmont Goldcorp Corporation’s shares came storming back in the final months of the reporting period, hitting a new high of $40.33 on July 23 and entering bull market territory at 35.8% above their October 25, 2018 low of $28.36, with a gain of 13.52% year-to-date as of August 15, 2019.

At Nationwide, we continue to take a steady approach to seeking long-term growth. We remain confident in our ability to help investors navigate the markets for years to come. We deeply value your trust and thank you for your continued confidence. To learn more about Nationwide Funds’ ETF offerings, please visit our website www.etf.nationwide.com.

Sincerely,

Michael S. Spangler
President and Chief Executive Officer
Nationwide Fund Advisors

Subadviser: Vident Investment Advisory, LLC (VIA)

Portfolio Managers: Denise M. Krisko, CFA and Austin Wen, CFA

*	One basis point is equal to one one-hundredth of one percent (0.01%). Therefore, 100 basis points would be equivalent to 1%.

Must be preceded or accompanied by a prospectus.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The Fund’s return may not match or achieve a high degree of correlation with the return of the underlying index.

The Fund is subject to the risks of investing in equity securities. Please refer to the summary prospectus for a more-detailed explanation of the Fund’s principal risks. There is no assurance that the investment objective of any fund will be achieved. Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. For a complete listing of the Fund’s holdings, please refer to the Schedules of Investments in this report.

Nationwide Fund Advisors (NFA) is the registered investment advisor to Nationwide ETFs, which are distributed by Quasar Distributors LLC.  NFA is not affiliated with any distributor, subadvisor, or index provider contracted by NFA for the Nationwide ETFs.  Nationwide is not an affiliate of third-party sources such as Morningstar, Inc. or MSCI.  Representatives of the Nationwide ETF Sales Desk are registered with Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Letters to Investors (Continued)	Nationwide Maximum Diversification U.S. Core Equity ETF
August 31, 2019

Index Definitions

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Chicago Board Options Exchange Volatility Index®, or VIX, is a real-time market index that represents the market’s expectation of 30-day forward-looking volatility. Derived from the price inputs of the S&P 500 index options, it provides a measure of market risk and investors’ sentiments.

MSCI USA Index: An unmanaged index created by Morgan Stanley Capital International (MSCI) that measures the performance of the large- and mid-cap segments of the U.S. market. The index covers approximately 85% of the free float-adjusted market capitalization in the United States. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

The TOBAM Maximum Diversification® USA Index (“Index”), a systematic, rules-based index that provides exposure to mid- and large-cap U.S. listed companies. TOBAM applies liquidity and socially responsible investment screens in determining the investable universe. The Index seeks to maximize a mathematical definition of diversification, the Diversification Ratio®, to provide investors with the most diversified portfolio possible in any given stock universe across global and domestic markets. The Diversification Ratio® is a proprietary metric based on the volatility of each index constituent and its correlation to the other index constituents. Constituents are weighted so that each effective risk factor evenly contributes to the risk of the portfolio, subject to active share constraints.

Index data copyright ©2019, TOBAM S.A.S. All rights reserved. Maximum Diversification is a registered trademark and service mark of TOBAM S.A.S. or its affiliates (“TOBAM”). The Nationwide ETFs (“ETFs”) are not sponsored, endorsed, issued, sold, or promoted by TOBAM S.A.S. (“TOBAM”), and TOBAM does not make any representation regarding the advisability of investing in the Funds. Nationwide licenses the use of Maximum Diversification® indexes and is not affiliated with TOBAM or its affiliates. For more details, visit nationwidefinancial.com/products/investments/etfs.

U.S. Manufacturing Purchasing Managers’ Index (PMI): A measure of the prevailing direction of the manufacturing sector and a leading indicator of the economic activity level in the United States.

Letters to Investors	Nationwide Maximum Diversification
Emerging Markets Core Equity ETF
August 31, 2019

Dear Investors,

On behalf of the entire team, I would like to thank you for investing in the Nationwide Maximum Diversification Emerging Markets Core Equity ETF (the “Fund”). The information that follows pertains to the period from September 1, 2018, through August 31, 2019.

The Fund experienced negative performance during the reporting period, registering -6.46% (net asset value [NAV]) versus -3.99% for the Fund’s benchmark, the MSCI Emerging Markets Index. The median return of the Fund’s Morningstar® peer category, Diversified Emerging Markets, (a group consisting of 71 ETFs as of August 31, 2019) was -2.90%. The Fund’s underlying index, the TOBAM Maximum Diversification® Emerging Index, registered -5.37% over the same period. The Fund did not hold derivatives during the reporting period.

After recording strong gains in 2017, emerging market equities saw a dramatic reversal of fortune during the initial months of the reporting period, entering “bear market” territory in September 2018 and registering -14.57% in 2018—the worst year for developing economies since 2015.

Mounting signs of moderation in global economic growth and the tightening of global liquidity, stemming from higher U.S. interest rates and the consequent appreciation of the U.S. dollar, hit countries with weaker fundamentals, including South Africa and Indonesia. Emerging markets slid deeper into a bear market in October 2018. The looming threat of a U.S.-China trade war also weighed heavily on emerging market sentiment, most notably in Asia, as concerns grew that an escalation of the ensuing standoff could destabilize the global trading order. Turkey and Argentina fueled contagion risk (the spread of an economic crisis from one market or region to another), as both economies faced currency crises in 2018 that were further exacerbated by the strengthening of the U.S. dollar and the large amount of U.S. dollar-denominated debt held by each country.

Rising geopolitical concerns also were a major factor, as political upheaval roiled emerging markets during 2018. Major political events that affected emerging market performance in 2018 included:

•	Investor flight from Turkey amid sanctions related to the detention of a U.S. pastor and the Turkish central bank’s reluctance to tighten policy;

•	Delays in South African President Cyril Ramaphosa’s reform agenda and the ousting of his Finance Minister;

•
The election of populist leaders Jair Bolsonaro and Andrés Manuel López Obrador in Brazil and Mexico, respectively. While investors warmed to Brazilian President-elect Bolsonaro, Obrador’s cancellation of a $13 billion airport project spooked investors, and Mexico’s stock index dipped in the months immediately following the July 1 presidential vote; and

•
Bouts of volatility in the typically tranquil markets of Chile, Colombia, and Peru, engendered by sliding commodity prices and the rise of new leaders. Peru’s market-friendly leader, Pedro Pablo Kuczynski, was brought down by corruption scandals, with Martín Vizcarra, the ex-governor of the nation’s second-smallest state, taking power. Meanwhile, billionaire Sebastián Piñera returned to power in Chile, and Colombia elected Democratic Center candidate Iván Duque (Márquez).

The first quarter of 2019 opened with investor sentiment showing a marked improvement, as emerging market equities rebounded from the 2018 downturn, with gains of 7.2% and 1.1% in January 2019 and February 2019, respectively. These increases were buoyed by a more-dovish Federal Reserve (Fed) that signaled a likely pause in further rate hikes and greater flexibility in balance sheet normalization. Emerging markets also benefited from renewed hopes of the United States and China reaching a trade deal, in response to improving rhetoric toward China from the White House.

Emerging market equities advanced a modest 0.3% during the second quarter of 2019, despite shedding 6.6% in May following a volatile month of trading. U.S.-China trade tensions resurfaced, as talks unexpectedly broke down with both sides implementing new tariffs. Hopes for the resumption of talks between the two nations after the June G20 Summit and heightened expectations among investors that the Fed would cut interest rates ultimately proved supportive at quarter end.

During the second quarter of 2019, Turkey and Indonesia were among the better performers. Markets that historically have exhibited a high degree of sensitivity to global liquidity registered strong performance. This

Letters to Investors (Continued)	Nationwide Maximum Diversification
Emerging Markets Core Equity ETF
August 31, 2019

was particularly true for Argentina, where political developments—namely the adoption of a more centrist stance among the country’s leading presidential candidates ahead of October elections—provided an additional boost to investor sentiment in the region. In South Africa, the re-election of the African National Congress Party and a strong rally by state-controlled oil company Gazprom lifted equities. A 25-basis point* interest rate cut by the Russian central bank in June 2019 lifted Russian equities.

In July, emerging market equities slid 0.9% on the back of a stronger U.S dollar. July was particularly turbulent for South Korean equities due to a trade dispute with Japan and the exacerbation of ongoing trade and global growth concerns by President Trump’s Twitter criticism of South Korea’s special World Trade Organization (WTO) status. In India, a disappointing Union Budget announcement by Finance Minister Nirmala Sitharaman on July 5 weighed on the performance of Indian equities during the month. Mexican equities also stumbled in July after the country’s Finance Minister, Carlos Urzúa, resigned in a scathing letter that accused President Obrador’s administration of conflicts of interest and capricious decision-making.

By contrast, Turkey, Brazil, and Taiwan registered robust gains on the back of a 425-basis point interest rate reduction, progress in pension reform, and outperformance in the technology sector, respectively.

Widening risk aversion, a stronger U.S. dollar, and the escalation of trade tensions saw emerging market equities shed another 2.5% in August 2019. Turkey and South Africa—markets that traditionally have exhibited sensitivity to U.S. dollar strength—came under pressure. In Argentina, the surprise trouncing of conservative Argentine President Mauricio Macri by his left-wing rival, Alberto Fernández, in the country’s primary election triggered an Argentine equity and currency sell-off in August. Conversely, Egyptian equities enjoyed a strong rally following greater-than-expected interest rate cuts by the country’s central bank. China posted marginal outperformance, albeit still negative, with the renminbi depreciating beyond the symbolic 7-per-U.S.-dollar threshold.

The Fund underperformed the MSCI Emerging Markets Index by 241 basis points during the reporting period. The most significant driver of the Fund’s underperformance during the reporting period was an underweight allocation to Financials, with an additional underweight in Information Technology further muting Fund performance.

The impact of stock selection in the Consumer Discretionary sector also detracted from Fund performance during the reporting period, with the benchmark deriving significant performance from a small subset of securities, including Chinese retail juggernaut Alibaba Group Holding, Ltd. (NYSE: BABA) and South African multinational Internet group Naspers, Ltd. (JSE: NPN), to which the Fund had far less exposure.

Conversely, overweights in Utilities and Consumer Staples—”defensive” sectors that asserted their strength during the reporting period on the back of a weak economic growth narrative—contributed to Fund performance, accounting for the most positive allocation effect for the Fund. The Fund’s exposure to the Materials sector also served as a source of positive performance.

At the country level, the top detractors from relative Fund performance during the reporting period were South Korea, with -3.47%; India, with -3.00%; and Taiwan, with -1.05%.

The top security detractors from Fund performance during the reporting period were Vodafone Idea, Ltd., with -0.54%; Fullshare Holdings, Ltd., with -0.50%; and Yes Bank, Ltd., with -0.49%.

Vodafone Idea, Ltd. (NSE: IDEA), a Mumbai-based telecommunications operator created by the August 2018 merger of Vodafone PLC’s Indian operations with mobile phone service provider Idea Cellular, opened the reporting period on a sour note. In its first quarterly result since the merger, the company reported an after-tax loss of 49.74 billion rupees for the quarter ended September 30, 2018, as the price war within India’s telecommunications industry—a melee ignited by the entry of Reliance Jio Infocomm. Ltd.—raged on. Vodafone Idea followed up this less-than-stellar start, with an equally underwhelming showing for the quarter ended December 31, 2018, registering its second post-merger consecutive loss, as shares closed 1.48% lower on February 6, 2019.

The start of the second quarter of 2019 saw a massive spate of negative activity, as investors proceeded to dump shares of Vodafone Idea in a July sell-off that was triggered primarily by disappointing financial results. Shares of Vodafone Idea plummeted a staggering 27% during July 29 trading, in addition to hitting a new 52-week low intraday. A decline in the company’s subscriber base further weighed on stock price performance, belying investor optimism regarding the future stability of the company amid mounting competition.

Letters to Investors (Continued)	Nationwide Maximum Diversification
Emerging Markets Core Equity ETF
August 31, 2019

Vodafone Idea extended its losing streak into the final month of the reporting period, tumbling 6% intraday on August 28 and shedding roughly 77% of its overall market value on the Bombay Stock Exchange (BSE), year-to-date. The Fund continued to hold this security as of the end of the reporting period.

Fullshare Holdings, Ltd. (HKG: 0607), a Hong Kong-based investment holding company, took a hard tumble in mid-December 2018, slumping 18% prior to trading being halted on December 27 amid market reports that the conglomerate was facing a capital crunch.

The company was able to recover some ground on the final day of 2018 as shares advanced 25.9% in resumed trading on December 31—the company’s biggest intraday percentage gain since January 2014. Despite this much-needed pop in its share price, Fullshare closed out the year deep in the red, shedding 52.8% in 2018.

During the subsequent months of the reporting period, Fullshare Holdings saw its share price begin a protracted slide that was largely triggered by a series of less-than-stellar financial reports. The company kicked off 2019 by announcing on January 11 that it expected to record a net loss stemming from its investment in China-based holding company Zall Smart Commerce Group, Ltd. (HKG: 2098).

While investors were briefly placated by the board’s view that this loss would not adversely affect the company’s operating financial positions, this relief dissipated at the end of March 2019, with Fullshare Holdings posting a loss of RMB 3.03 billion for the year ended December 31, 2018, as compared to a profit of RMB 2.14 billion during the prior year. Additionally, the company declared no dividend over the same period.

Investor confidence was further eroded during the final month of the reporting period with Fullshare Holdings posting a loss of RMB 2.64 billion for the first half of 2019, versus a profit of RMB 524.5 million recorded over the same period in the previous year. The Fund no longer holds this security.

Yes Bank, Ltd. (NSE: YESBANK), an Indian private sector lender, saw its share price get hammered during the reporting period on concerns about the company’s thinning capital buffers and its sizable exposure to cash-strapped shadow lenders, with negative investor sentiment further engendered by a steady stream of reports of the financial irregularities and surging bad loans plaguing the nation’s shadow banking system.

Following a tiff with the Reserve Bank of India (RBI) that saw several top executives exit Yes Bank and which prompted ratings cuts that knocked approximately 345 billion rupees off the company’s market value between mid-September and early December 2018, Yes Bank opened 2019 on a positive note with the appointment of Ravneet Gill, the former Head of Deutsche Bank India, as its new Chief Executive Officer (CEO). In response to the news of Gill’s appointment, shares of Yes Bank popped 9.2% on January 24, with the company setting aside provisions for its loan exposure to a struggling infrastructure conglomerate.

Reports that Yes Bank had been cleared by the RBI of any divergences in bad loan reporting practices, in addition to the affirmation of Yes Bank’s ratings and an outlook change from negative to stable by rating agency Moody’s Investors Service, provided an additional 30% lift to Yes Bank’s share price in February. However, this momentum proved to be fleeting.

Shares of Yes Bank experienced a massive sell-off at the end of April 2019 after an increase in bad loans triggered a shocking first-quarter 2019 loss, with brokerage house Macquarie Research issuing a rare double-downgrade of the company’s stock. Yes Bank saw its stock price plunge 30% on April 30—its largest drop ever—as the company’s first-quarter 2019 provision for loan losses soared to 36.62 billion rupees—up from approximately 4 billion rupees a year ago.

Mid-June 2019 brought more bad news for Yes Bank, as Moody’s placed the embattled lender’s foreign-currency issuer rating under review for a possible downgrade, citing Yes Bank’s exposure to weaker segments of the financial sector—including the Bank’s 6.4% exposure to housing finance companies (HFC) and non-bank finance companies (NBFC) as well as its 7% exposure to the commercial and residential real estate sector.

Yes Bank fared no better in the final months of the reporting period, shedding another 12.8% during July 18 trading after the company posted another round of dismal financial results for the second quarter of 2019. Most notably, Yes Bank registered a massive 91% decline in its net profit for the quarter of 1.14 billion rupees versus the previous year’s second-quarter net profit of 12.60 billion rupees. Additionally, provisions for loan losses surged to 17.84 billion rupees—a near three-fold increase over the prior year—with the Bank logging

Letters to Investors (Continued)	Nationwide Maximum Diversification
Emerging Markets Core Equity ETF
August 31, 2019

fresh bad loans to the tune of 34.81 billion rupees, some of which were attributed to the company’s exposure to struggling airline and infrastructure conglomerate IL&FS.

The final month of the reporting period concluded with Moody’s landing the final blow, as the rating agency downgraded Yes Bank’s long-term foreign-currency issuer rating on August 28, 2019, based on its expectations that the bulk of Yes Bank’s operating profits would be consumed by loan loss provisions over the following 12 to 18 months, thus hindering the company’s ability to support internal capital generation. The Fund continued to hold this security as of the end of the reporting period.

At the country level, the top contributors to Fund performance during the reporting period were South Africa, with 2.06%; Brazil, with 0.74%; and Thailand, with 0.53%.

The top contributors to Fund performance during the reporting period were AngloGold Ashanti, Ltd., with 1.42%; Li Ning Company, Ltd., with 0.75%; and Gold Fields, Ltd., with 0.62%. The Fund continued to hold all three securities at the end of the reporting period.

After contending with headwinds from political uncertainty, labor strikes, inefficient operations, and headlines that called negative attention to miner deaths in South Africa, shares in AngloGold Ashanti, Ltd. (JSE: ANG), a global gold-mining company based in Johannesburg, were lifted by surging optimism in the near-term outlook for gold prices and a restructuring of the firm’s South African operations.

Despite a brief stumble in early February that saw the company’s stock price dip 5% on February 5, shares of AngloGold Ashanti rallied with a double-digit gain on February 19 after gold prices hit a 10-month high. The run-up in the price of the precious metal was most notably attributed to a report issued by the World Trade Organization (WTO) stating that the World Trade Outlook Indicator (WTOI), a barometer for global trade activity relative to ensuing trends, had dipped to 96.3—its lowest level since March 2010—signaling below-trend trade expansion into the first quarter that was primarily driven by increasing trade tensions.

Another modest decline followed in mid-March 2019, as shares of AngloGold Ashanti slid more than 4% after the gold spot price dropped below $1,300 per ounce—a decline attributed to a firm U.S. dollar and stronger equity markets exerting downward pressure on the price of gold. However, the remaining months of the reporting period brought a more lasting rebound for shareholders, as shares of the South African gold producer hit a 52-week high of $23.85 on August 28, 2019.

This protracted uptick in AngloGold Ashanti’s share price was largely due to a sustained rise in the price of gold bullion, engendered by a pervasive risk-off sentiment among investors and triggered by trepidation over a potential U.S.-China trade war and broader economic growth concerns.

Despite slackening consumer spending on the back of a slumping inventory market, escalating U.S.-China trade tensions, and the deceleration of global economic growth, Li Ning Company, Ltd. (HKG: 2331), the eponymously named Chinese sports apparel company founded by an Olympic gold medal-winning gymnast saw its share price surge during the reporting period, as it rode a wave of positive investor sentiment underscored by strong financial results.

Following Li Ning’s massive 2017 overhaul of its business operations that saw the company simultaneously launch dozens of physical stores and enhance its e-commerce presence—tactics that returned the sportswear brand to profitability after more than five years of losses—the company continued building on the momentum generated by these moves, handily beating full-year 2018 earnings expectations.

Shares of Li Ning advanced 11.4% to a near eight-year high during trading on March 22, 2019, after the company posted a net profit of 715.26 million yuan for 2018—a 39% increase over the previous year that beat the average analyst estimate of 707.32 million yuan. Revenues also rose 18% to 10.51 billion yuan, with the company further recommending a final dividend of 8.78 cents per ordinary share after declaring no dividend in the previous year. Li Ning attributed these gains to improvements in the company’s operational efficiency, the achievement of “low teens” percentage growth in same-store sales, and a boost in sales from its e-commerce channels.

This pop left shareholders feeling positive, but Li Ning subsequently returned some of those gains on March 25, promptly sliding 8.3% in early morning trading as investors became jittery on news that Viva China Holdings, Ltd., a sports investment company controlled by Li Ning’s founder, planned to sell its roughly 6.8% stake in Li Ning.

Letters to Investors (Continued)	Nationwide Maximum Diversification
Emerging Markets Core Equity ETF
August 31, 2019

However, as Chinese consumer stocks continued to shrug off concerns about a slowing economy, a run-up in corporate debt, and rising trade tensions, Li Ning rebounded in the final month of the reporting period, supported by solid financial performance during the first half of 2019. Although Li Ning’s chairman expressed that the company would remain cautious about China’s business environment, Li Ning was clearly not affected by the factors weighing on corporate performance. Accordingly, the company posted a 42% increase in first-half 2019 profits, bolstered by stronger apparel sales and the continued growth of its e-commerce business. Revenues and apparel sales climbed 18% and 31% respectively, with sales from online platforms accounting for approximately 22% of the firm’s first-half revenues—up from 19% during the same period in the previous year.

Similar to AngloGold Ashanti, South African gold mining company Gold Fields, Ltd. (JSE: GFI) saw advances in its share price during the reporting period thanks to a marked increase in the price of gold, as investors piled into the “anti-risk” asset in response to a deteriorating global growth narrative.

After bumbling along with the price of gold during the initial months of the reporting period, shares of Gold Fields skyrocketed in May and June 2019, posting a gain of more than 40% between mid-May and June 2019, and ending the first half of 2019 up more than 50%. While shares of the company appreciated on the back of rising gold prices, the measures taken by Gold Fields to systematically address the substantial 2020 debt overhang that saw the company open 2019 with a debt-to-equity ratio of 0.78—the highest level in a decade—also pushed shares markedly higher in May and June. The proceeds generated by Gold Fields for paying down its 2020 debt were derived from two key sources: the sale of two sets of bonds—$500 million due in five years and $500 million due in 10 years—and the divestment of non-core assets.

Despite notable signs of improvement, however, shares of Gold Fields saw an 11% pullback in early morning trading on August 15, as investors assumed a more cautious stance after the company announced that it would be doubling down on the beleaguered South Deep Mine in the wake of operational improvements at the site.

The basis for this trepidation was that South Deep Mine, which emerged as the sole cash-consuming mine among Gold Fields’ assets and which accounted for only 8.5% of the company’s total output during the first half of 2019, had weighed heavily on the company’s balance sheet and income statement for more than a decade. In the first half of 2018 alone, South Deep Mine consumed $54 million in cash. Further, South Deep Mine reported an all-in cost (AIC) of $1,992 per ounce in the second quarter of 2018—an astronomically high AIC that, at the time, exceeded the selling price of gold.

Gold Fields wrapped up the final month of the reporting period with solid first-half 2019 operating results that saw the company return to profitability and turn cash flow** positive, while maintaining its full-year 2019 outlook of 2.13 to 2.18 million gold equivalent ounces.

At Nationwide, we continue to take a steady approach to seeking long-term growth. We remain confident in our ability to help investors navigate the markets for years to come. We deeply value your trust and thank you for your continued confidence. To learn more about Nationwide Funds’ ETF offerings, please visit our website www.etf.nationwide.com.

Sincerely,

Michael S. Spangler
President and Chief Executive Officer
Nationwide Fund Advisors

Subadviser: Vident Investment Advisory, LLC (VIA)

Portfolio Managers: Denise M. Krisko, CFA and Rafael Zayas, CFA

*	One basis point is equal to one one-hundredth of one percent (0.01%). Therefore, 100 basis points would be equivalent to 1%.
**	Cash flow is the measure of money that moves in and out of a business.

Letters to Investors (Continued)	Nationwide Maximum Diversification
Emerging Markets Core Equity ETF
August 31, 2019

Must be preceded or accompanied by a prospectus.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The Fund’s return may not match or achieve a high degree of correlation with the return of the underlying index.

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities), including emerging markets (which may include currency fluctuations, political risks, differences in accounting and limited availability of information). Please refer to the summary prospectus for a more-detailed explanation of the Fund’s principal risks. There is no assurance that the investment objective of any fund will be achieved. Diversification does not assure a profit or protect against a loss in a declining market.

MSCI Emerging Markets Index: An unmanaged, free float-adjusted, market capitalization-weighted index created by Morgan Stanley Capital International (MSCI) that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

The TOBAM Maximum Diversification® Emerging Index (“Index”) is a systematic, rules-based index that provides exposure to mid- and large-cap companies in emerging markets. TOBAM applies liquidity and socially responsible investment screens in determining the investable universe. The Index seeks to maximize a mathematical definition of diversification, the Diversification Ratio®, to provide investors with the most diversified portfolio possible in any given stock universe across global and domestic markets. The Diversification Ratio® is a proprietary metric based on the volatility of each index constituent and its correlation to the other index constituents. Constituents are weighted so that each effective risk factor evenly contributes to the risk of the portfolio, subject to active share constraints.

Index data copyright ©2019, TOBAM S.A.S. All rights reserved. Maximum Diversification is a registered trademark and service mark of TOBAM S.A.S. or its affiliates (“TOBAM”). The Nationwide ETFs (“ETFs”) are not sponsored, endorsed, issued, sold, or promoted by TOBAM S.A.S. (“TOBAM”), and TOBAM does not make any representation regarding the advisability of investing in the Funds. Nationwide licenses the use of Maximum Diversification® indexes and is not affiliated with TOBAM or its affiliates. For more details, visit nationwidefinancial.com/products/investments/etfs.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. For a complete listing of the Fund’s holdings, please refer to the Schedules of Investments in this report.

Nationwide Fund Advisors (NFA) is the registered investment advisor to Nationwide ETFs, which are distributed by Quasar Distributors LLC. NFA is not affiliated with any distributor, subadviser, or index provider contracted by NFA for the Nationwide ETFs. Nationwide is not an affiliate of third-party sources such as Morningstar, Inc. or MSCI. Representatives of the Nationwide ETF Sales Desk are registered with Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Fund Performance (Unaudited)	Nationwide Risk-Based U.S. Equity ETF

Growth of $10,000

Average Annual Returns		Since Inception
August 31, 2019	One Year	(9/15/2017)
Nationwide Risk-Based U.S. Equity ETF — NAV	7.70%	9.89%
Nationwide Risk-Based U.S. Equity ETF — Market	7.73%	9.94%
Rothschild & Co Risk-Based US IndexSM	8.03%	10.30%
S&P 500® Index	2.92%	10.52%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 15, 2017 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

Fund Performance (Unaudited)	Nationwide Risk-Based International Equity ETF

Growth of $10,000

Average Annual Returns		Since Inception
August 31, 2019	One Year	(9/15/2017)
Nationwide Risk-Based International Equity ETF — NAV	-2.14%	1.14%
Nationwide Risk-Based International Equity ETF — Market	-2.08%	1.06%
Rothschild & Co Risk-Based International IndexSM	-1.41%	2.02%
MSCI EAFE Index	-2.75%	0.11%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 15, 2017 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

Fund Performance (Unaudited)	Nationwide Maximum Diversification U.S. Core Equity ETF

Growth of $10,000

Average Annual Returns		Since Inception
August 31, 2019	One Year	(9/15/2017)
Nationwide Maximum Diversification U.S. Core Equity ETF — NAV	-0.11%	9.35%
Nationwide Maximum Diversification U.S. Core Equity ETF — Market	-0.22%	9.41%
TOBAM Maximum Diversification® USA Index	0.20%	9.72%
MSCI USA Index	2.78%	10.48%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 15, 2017 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

Fund Performance (Unaudited)	Nationwide Maximum Diversification
Emerging Markets Core Equity ETF

Growth of $10,000

Average Annual Returns		Since Inception
August 31, 2019	One Year	(3/26/2018)
Nationwide Maximum Diversification Emerging Markets
Core Equity ETF — NAV	-6.46%	-8.34%
Nationwide Maximum Diversification Emerging Markets
Core Equity ETF — Market	-7.10%	-8.41%
TOBAM Maximum Diversification® Emerging Index	-5.37%	-7.54%
MSCI Emerging Markets Index	-3.99%	-9.05%

This chart illustrates the performance of a hypothetical $10,000 investment made on March 26, 2018 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

Portfolio Allocations	Nationwide ETFs
As of August 31, 2019 (Unaudited)

Nationwide Risk-Based U.S. Equity ETF

Percentage of
Sector	Net Assets
Utilities	18.3%
Financials	17.0
Consumer Staples	13.7
Health Care	13.2
Consumer Discretionary	12.3
Industrials	7.5
Materials	5.5
Information Technology	5.3
Communication Services	4.3
Energy	2.7
Short-Term Investments and Other Assets and Liabilities	0.2
Total	100.0%

Nationwide Risk-Based International Equity ETF

Percentage of
Sector	Net Assets
Consumer Staples	17.0%
Financials	16.9
Industrials	14.0
Consumer Discretionary	10.2
Utilities	10.0
Communication Services	9.3
Health Care	9.3
Real Estate	5.5
Energy	2.5
Materials	2.5
Information Technology	2.1
Short-Term Investments and Other Assets and Liabilities	0.7
Total	100.0%

Portfolio Allocations (Continued)	Nationwide ETFs
As of August 31, 2019 (Unaudited)

Nationwide Maximum Diversification U.S. Core Equity ETF

Percentage of
Sector	Net Assets
Consumer Discretionary	17.7%
Health Care	15.1
Consumer Staples	14.1
Communication Services	9.8
Financials	9.7
Utilities	9.0
Real Estate	8.4
Information Technology	6.7
Industrials	4.3
Materials	2.8
Energy	2.2
Short-Term Investments and Other Assets and Liabilities	0.2
Total	100.0%

Nationwide Maximum Diversification Emerging Markets Core Equity ETF

Percentage of
Sector	Net Assets
Financials	17.0%
Consumer Discretionary	14.0
Consumer Staples	11.9
Communication Services	11.6
Information Technology	10.8
Health Care	8.1
Industrials	8.0
Materials	7.4
Utilities	5.3
Energy	4.8
Real Estate	0.6
Short-Term Investments and Other Assets and Liabilities	0.4
Closed End Funds	0.1
Total	100.0%

Schedules of Investments

August 31, 2019

Nationwide Risk-Based U.S. Equity ETF

Shares	Security Description	Value
	COMMON STOCKS — 99.8%
	Communication Services — 4.3%
13,286	AT&T, Inc.	$468,464
6,662	CBS Corporation — Class B	280,204
25,893	CenturyLink, Inc. (b)	294,662
758	Charter Communications, Inc. — Class A (a) (b)	310,469
8,466	Comcast Corporation — Class A	374,705
12,115	Discovery, Inc. — Series A (a) (b)	334,374
16,681	Interpublic Group of Companies, Inc. (b)	331,618
3,026	Liberty Broadband Corporation — Class A (a) (b)	316,974
5,249	Omnicom Group, Inc. (b)	399,238
5,530	T-Mobile US, Inc. (a)	431,617
12,601	Verizon Communications, Inc.	732,875
11,610	Viacom, Inc. — Class B	290,018
2,898	Walt Disney Company	397,779
		4,962,997
	Consumer Discretionary — 12.3%
2,802	Advance Auto Parts, Inc. (b)	386,536
803	AutoZone, Inc. (a)	884,658
2,935	Bright Horizons Family Solutions, Inc. (a)	484,422
1,985	Burlington Stores, Inc. (a)	401,943
5,475	CarMax, Inc. (a) (b)	455,958
667	Chipotle Mexican Grill, Inc. (a) (b)	559,226
8,320	D.R. Horton, Inc.	411,590
3,621	Darden Restaurants, Inc. (b)	438,069
2,722	Dollar General Corporation	424,877
4,724	Dollar Tree, Inc. (a)	479,628
1,877	Domino’s Pizza, Inc. (b)	425,779
10,699	eBay, Inc.	431,063
3,271	Expedia Group, Inc.	425,557
39,773	Ford Motor Company	364,718
5,028	Garmin, Ltd.	410,134
11,009	General Motors Company	408,324
4,717	Genuine Parts Company	425,898
3,924	Hasbro, Inc.	433,484
1,763	Home Depot, Inc.	401,805
9,026	Lennar Corporation — Class A (b)	460,326
3,248	McDonald’s Corporation	707,966
141	NVR, Inc. (a) (b)	507,459
1,194	O’Reilly Automotive, Inc. (a)	458,209
3,449	Ross Stores, Inc.	365,628
5,007	Starbucks Corporation (b)	483,476
4,706	Target Corporation	503,730
7,520	TJX Companies, Inc.	413,374
3,250	Tractor Supply Company	331,110
983	Ulta Beauty, Inc. (a) (b)	233,689
9,925	Yum China Holdings, Inc.	450,893
4,540	Yum! Brands, Inc. (b)	530,181
		14,099,710

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Risk-Based U.S. Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Consumer Staples — 13.7%
11,108	Altria Group, Inc.	$485,864
9,968	Archer Daniels Midland Company (b)	379,282
6,694	Brown-Forman Corporation — Class B (b)	394,879
6,693	Church & Dwight Company, Inc.	533,968
2,934	Clorox Company (b)	464,041
11,333	Coca-Cola Company	623,768
11,620	Coca-Cola European Partners plc (b)	654,670
6,545	Colgate-Palmolive Company	485,312
13,166	Conagra Brands, Inc. (b)	373,388
2,022	Constellation Brands, Inc. — Class A (b)	413,196
1,363	Costco Wholesale Corporation	401,758
10,738	General Mills, Inc. (b)	577,704
4,808	Hershey Company (b)	761,973
12,169	Hormel Foods Corporation (b)	518,521
6,192	JM Smucker Company (b)	651,151
9,905	Kellogg Company (b)	622,034
3,696	Kimberly-Clark Corporation	521,543
13,628	Kraft Heinz Company	347,787
22,839	Kroger Company (b)	540,828
10,532	Lamb Weston Holdings, Inc. (b)	741,347
3,151	McCormick & Company, Inc. (b)	513,203
7,810	Molson Coors Brewing Company — Class B (b)	401,122
8,775	Mondelez International, Inc. — Class A	484,556
5,528	Monster Beverage Corporation (a)	324,328
4,149	PepsiCo, Inc.	567,293
6,357	Philip Morris International, Inc.	458,276
4,547	Procter & Gamble Company	546,685
8,533	Sysco Corporation	634,257
5,536	Tyson Foods, Inc. — Class A	515,069
6,270	Walgreens Boots Alliance, Inc.	320,961
4,333	Walmart, Inc.	495,089
		15,753,853
	Energy — 2.7%
16,357	Baker Hughes, a GE Company (b)	354,783
19,740	Cabot Oil & Gas Corporation (b)	337,949
3,318	Chevron Corporation	390,594
5,368	Exxon Mobil Corporation	367,601
18,053	Kinder Morgan, Inc. (b)	365,934
7,524	Occidental Petroleum Corporation	327,143
4,782	ONEOK, Inc.	340,861
9,658	Schlumberger, Ltd.	313,209
14,051	Williams Companies, Inc.	331,604
		3,129,678
	Financials — 17.0%
7,542	Aflac, Inc.	378,458
684	Alleghany Corporation (a)	512,528
3,992	Allstate Corporation	408,741

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Risk-Based U.S. Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Financials — 17.0% (Continued)
2,736	American Express Company	$329,332
6,743	American International Group, Inc.	350,906
2,107	Aon plc	410,549
10,377	Arch Capital Group, Ltd. (a)	409,892
4,767	Arthur J. Gallagher & Company (b)	432,415
9,814	Bank of New York Mellon Corporation	412,777
8,778	BB&T Corporation (b)	418,272
1,689	Berkshire Hathaway, Inc. — Class B (a)	343,559
6,022	Cboe Global Markets, Inc.	717,582
3,076	Chubb, Ltd.	480,717
3,846	Cincinnati Financial Corporation	432,637
3,459	CME Group, Inc.	751,605
5,516	Comerica, Inc.	340,061
2,670	Credicorp, Ltd.	553,010
1,162	FactSet Research Systems, Inc. (b)	316,169
9,434	Fidelity National Financial, Inc.	414,530
15,100	Fifth Third Bancorp	399,395
4,172	First Republic Bank/CA (b)	374,312
9,364	Franklin Resources, Inc. (b)	246,086
4,112	Globe Life, Inc. (b)	367,037
7,335	Hartford Financial Services Group, Inc.	427,484
30,383	Huntington Bancshares, Inc. (b)	402,575
5,912	Intercontinental Exchange, Inc. (b)	552,654
3,673	JPMorgan Chase & Company	403,516
19,744	KeyCorporation	327,750
6,695	Loews Corporation	321,829
2,684	M&T Bank Corporation	392,428
386	Markel Corporation (a)	441,229
1,870	MarketAxess Holdings, Inc. (b)	743,549
4,241	Marsh & McLennan Companies, Inc. (b)	423,633
6,833	MetLife, Inc. (b)	302,702
3,912	Nasdaq, Inc.	390,574
2,962	PNC Financial Services Group, Inc.	381,891
4,126	Progressive Corporation	312,751
24,544	Regions Financial Corporation (b)	358,833
2,384	Reinsurance Group of America, Inc. (b)	367,064
6,089	SunTrust Banks, Inc.	374,534
11,298	Synchrony Financial	362,101
2,754	Travelers Companies, Inc. (b)	404,728
8,766	U.S. Bancorp	461,881
7,482	W.R. Berkley Corporation	533,092
10,125	Wells Fargo & Company	471,521
2,386	Willis Towers Watson plc	472,356
		19,431,245
	Health Care — 13.2%
5,059	AbbVie, Inc.	332,579
2,495	Allergan plc	398,501

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Risk-Based U.S. Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Health Care — 13.2% (Continued)
3,941	AmerisourceBergen Corporation	$324,226
2,007	Amgen, Inc.	418,700
1,321	Anthem, Inc.	345,468
4,811	Baxter International, Inc.	423,127
1,472	Becton Dickinson and Company (b)	373,770
1,947	Biogen, Inc. (a)	427,853
8,200	Bristol-Myers Squibb Company (b)	394,174
6,648	Cardinal Health, Inc.	286,728
4,190	Celgene Corporation (a)	405,592
4,685	Cerner Corporation (b)	322,843
2,059	Cigna Corporation	317,024
1,151	Cooper Companies, Inc.	356,522
6,696	CVS Health Corporation	407,920
2,709	Danaher Corporation	384,922
8,033	DENTSPLY SIRONA, Inc.	418,921
4,372	Eli Lilly & Company (b)	493,905
5,438	Gilead Sciences, Inc.	345,531
2,188	HCA Healthcare, Inc.	262,998
5,589	Henry Schein, Inc. (a) (b)	344,394
6,945	Hologic, Inc. (a) (b)	342,875
1,210	Humana, Inc.	342,684
3,326	Johnson & Johnson	426,925
2,151	Laboratory Corporation of America Holdings (a)	360,422
2,566	McKesson Corporation	354,801
4,777	Medtronic plc	515,392
5,312	Merck & Company, Inc.	459,329
9,750	Pfizer, Inc.	346,613
4,032	Quest Diagnostics, Inc.	412,755
3,308	ResMed, Inc. (b)	460,804
2,591	STERIS plc	400,050
1,697	Stryker Corporation	374,460
1,413	UnitedHealth Group, Inc.	330,642
2,841	Universal Health Services, Inc. — Class B	410,752
2,794	Varian Medical Systems, Inc. (a)	295,968
1,798	Waters Corporation (a) (b)	380,978
1,340	WellCare Health Plans, Inc. (a)	362,792
2,904	Zimmer Biomet Holdings, Inc.	404,237
2,926	Zoetis, Inc.	369,905
		15,138,082
	Industrials — 7.5%
3,412	Allegion plc (b)	328,473
5,103	CH Robinson Worldwide, Inc. (b)	431,152
3,473	Dover Corporation (b)	325,559
2,951	Equifax, Inc.	431,967
1,808	General Dynamics Corporation	345,816
32,981	General Electric Company	272,093
2,090	Honeywell International, Inc.	344,056

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Risk-Based U.S. Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Industrials — 7.5% (Continued)
2,777	Ingersoll-Rand plc	$336,267
9,749	Johnson Controls International plc (b)	416,185
2,253	L3Harris Technologies, Inc.	476,306
1,297	Lennox International, Inc. (b)	329,153
1,055	Lockheed Martin Corporation	405,236
1,147	Northrop Grumman Corporation	421,947
4,841	PACCAR, Inc. (b)	317,376
2,231	Raytheon Company	413,449
6,742	Republic Services, Inc.	601,724
2,220	Snap-on, Inc. (b)	330,070
7,014	Southwest Airlines Company	366,973
4,210	United Airlines Holdings, Inc. (a)	354,945
2,515	Verisk Analytics, Inc.	406,273
1,520	W.W. Grainger, Inc.	415,948
4,240	Waste Management, Inc.	506,044
		8,577,012
	Information Technology — 5.3%
1,789	Accenture plc — Class A	354,526
2,995	Broadridge Financial Solutions, Inc. (b)	387,673
3,755	Check Point Software Technologies, Ltd. (a) (b)	404,414
5,407	Citrix Systems, Inc.	502,742
6,500	Cognizant Technology Solutions Corporation — Class A (b)	399,035
3,048	Fidelity National Information Services, Inc.	415,199
3,684	Fiserv, Inc. (a)	393,967
1,984	Gartner, Inc. (a) (b)	265,201
2,474	International Business Machines Corporation (b)	335,301
3,088	Jack Henry & Associates, Inc. (b)	447,637
13,941	Juniper Networks, Inc.	322,874
3,892	Leidos Holdings, Inc.	340,005
2,101	Motorola Solutions, Inc.	380,091
6,246	Oracle Corporation (b)	325,167
4,169	Paychex, Inc. (b)	340,607
5,958	QUALCOMM, Inc.	463,354
		6,077,793
	Materials — 5.5%
1,709	Air Products & Chemicals, Inc.	386,097
2,984	Avery Dennison Corporation	344,861
5,469	Ball Corporation	439,762
1,971	Ecolab, Inc.	406,637
2,773	International Flavors & Fragrances, Inc. (b)	304,337
2,134	Linde plc	403,134
1,884	Martin Marietta Materials, Inc. (b)	478,103
68,980	Newmont Goldcorp Corporation	2,751,612
3,358	PPG Industries, Inc.	372,033
735	Sherwin-Williams Company	387,161
		6,273,737

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Risk-Based U.S. Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Utilities — 18.3%
22,546	AES Corporation	$345,630
12,149	Alliant Energy Corporation	637,215
8,080	Ameren Corporation	623,372
8,809	American Electric Power Company, Inc.	802,940
5,091	American Water Works Company, Inc. (b)	648,186
15,451	Aqua America, Inc. (b)	684,325
5,789	Atmos Energy Corporation	638,122
21,304	CenterPoint Energy, Inc.	589,908
11,609	CMS Energy Corporation	731,947
8,280	Consolidated Edison, Inc.	736,092
9,739	Dominion Energy, Inc.	756,039
5,903	DTE Energy Company	765,383
9,276	Duke Energy Corporation	860,256
6,021	Edison International	435,138
7,193	Entergy Corporation (b)	811,658
15,745	Evergy, Inc.	1,023,426
9,123	Eversource Energy	731,026
13,432	Exelon Corporation	634,796
14,732	FirstEnergy Corporation	677,672
3,410	NextEra Energy, Inc.	747,063
24,631	NiSource, Inc. (b)	727,846
10,284	NRG Energy, Inc. (b)	374,338
7,383	Pinnacle West Capital Corporation	703,674
22,602	PPL Corporation	667,889
11,344	Public Service Enterprise Group, Inc. (b)	685,972
4,348	Sempra Energy	615,807
13,033	Southern Company	759,303
10,857	UGI Corporation	528,410
17,486	Vistra Energy Corporation (b)	436,275
8,702	WEC Energy Group, Inc. (b)	833,390
11,172	Xcel Energy, Inc.	717,466
		20,930,564
	TOTAL COMMON STOCKS (Cost $101,155,192)	114,374,671

	SHORT-TERM INVESTMENTS — 0.0% (c)
	Money Market Funds — 0.0% (c)
40,102	Invesco Government & Agency Portfolio — Institutional Class, 2.02% (d)	40,102
	TOTAL SHORT-TERM INVESTMENTS (Cost $40,102)	40,102

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Risk-Based U.S. Equity ETF (Continued)

Shares	Security Description	Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 28.5%
	Private Funds — 28.5%
32,647,003	Mount Vernon Liquid Assets Portfolio, LLC, 2.30% (d)	$32,647,003
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING
	(Cost $32,647,003)	32,647,003

	Total Investments (Cost $133,842,297) — 128.3%	147,061,776
	Liabilities in Excess of Other Assets — (28.3)%	(32,424,382)
	TOTAL NET ASSETS — 100.0%	$114,637,394

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of August 31, 2019. The total value of securities on loan is $31,942,428.
(c)	Represents less than 0.05% of net assets.
(d)	Rate shown is the annualized seven-day yield as of August 31, 2019.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Risk-Based International Equity ETF

Shares	Security Description	Value
	COMMON STOCKS — 99.3%
	AUSTRALIA — 5.7%
	Communication Services — 0.4%
200,234	Telstra Corporation, Ltd.	$501,857

	Consumer Discretionary — 0.6%
25,041	Wesfarmers, Ltd.	659,671

	Consumer Staples — 0.6%
29,413	Woolworths Group, Ltd.	748,488

	Financials — 2.4%
8,421	ASX, Ltd.	489,693
7,963	Commonwealth Bank of Australia	424,109
83,363	Insurance Australia Group, Ltd.	452,697
24,139	National Australia Bank, Ltd.	444,974
59,180	QBE Insurance Group, Ltd.	499,603
56,420	Suncorp Group, Ltd.	524,959
		2,836,035
	Health Care — 0.4%
3,049	Cochlear Ltd.	447,830

	Industrials — 0.4%
57,708	Brambles, Ltd.	439,353

	Materials — 0.6%
25,051	Newcrest Mining, Ltd.	624,490

	Utilities — 0.3%
31,007	AGL Energy, Ltd.	396,093
		6,653,817
	AUSTRIA — 0.3%
	Utilities — 0.3%
6,492	Verbund AG	387,135
		387,135
	BELGIUM — 1.4%
	Communication Services — 0.4%
15,590	Proximus SADP	461,660

	Consumer Staples — 0.3%
3,820	Anheuser-Busch InBev SA/NV	362,624

	Financials — 0.4%
8,044	Ageas	431,406

	Health Care — 0.3%
5,398	UCB SA	403,872
		1,659,562
	CHINA — 2.3%
	Energy — 0.7%
706,000	China Petroleum & Chemical Corporation — H-Shares	413,578
199,000	China Shenhua Energy Company, Ltd. — H-Shares	389,093
		802,671
	Financials — 1.6%
1,244,000	Agricultural Bank of China, Ltd. — H-Shares	479,478
1,330,000	Bank of China, Ltd. — H-Shares	507,533

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Risk-Based International Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.3% (Continued)
	CHINA — 2.3% (Continued)
	Financials — 1.6% (Continued)
562,000	China Construction Bank Corporation — H-Shares	$417,447
40,000	Ping An Insurance Group Company of China, Ltd. — H-Shares	458,946
		1,863,404
		2,666,075
	CURACAO — 0.4%
	Financials — 0.4%
3,089	HAL Trust	470,122
		470,122
	DENMARK — 3.4%
	Consumer Staples — 0.4%
3,542	Carlsberg AS — Series B	523,929

	Financials — 0.5%
17,645	Tryg AS	528,521

	Health Care — 1.7%
5,189	Coloplast AS — Series B	619,253
2,238	Genmab AS (a)	457,642
8,879	GN Store Nord AS	372,439
9,631	Novo Nordisk AS — Series B	501,137
		1,950,471
	Materials — 0.3%
4,185	Chr Hansen Holding AS	352,325
	Utilities — 0.5%
5,527	Orsted AS	528,814
		3,884,060
	FINLAND — 1.0%
	Energy — 0.3%
10,852	Neste Oyj	342,270

	Financials — 0.4%
1,054	Nordea Bank Abp	6,585
10,544	Sampo Oyj — Series A	419,642
		426,227
	Industrials — 0.3%
6,409	Kone Oyj — Series B	371,246
		1,139,743
	FRANCE — 6.2%
	Communication Services — 0.8%
34,538	Orange SA	524,882
14,978	Vivendi SA	419,455
		944,337
	Consumer Discretionary — 0.8%
3,303	EssilorLuxottica SA	488,324
3,935	Sodexo SA	446,775
		935,099

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Risk-Based International Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.3% (Continued)
	FRANCE — 6.2% (Continued)
	Consumer Staples — 1.6%
22,808	Carrefour SA	$389,318
5,802	Danone SA	520,484
1,445	L’Oreal SA	395,598
2,708	Pernod Ricard SA	518,005
		1,823,405
	Energy — 0.3%
6,642	TOTAL SA	332,005

	Financials — 0.3%
16,077	AXA SA	369,499

	Health Care — 0.4%
5,527	Sanofi	475,485

	Industrials — 0.7%
3,669	Thales SA	424,857
3,439	Vinci SA	376,826
		801,683
	Materials — 0.4%
3,386	Air Liquide SA	472,256

	Utilities — 0.9%
29,290	Electricite de France SA	356,908
23,240	Engie SA	353,824
16,244	Veolia Environnement SA	389,079
		1,099,811
		7,253,580
	GERMANY — 10.9%
	Communication Services — 0.5%
33,649	Deutsche Telekom AG	562,361

	Consumer Discretionary — 1.2%
1,691	adidas AG	502,239
6,485	Bayerische Motoren Werke AG	434,281
6,675	Puma SE	507,575
		1,444,095
	Consumer Staples — 0.7%
6,092	Beiersdorf AG (b)	768,159

	Financials — 1.7%
1,891	Allianz SE	417,534
4,402	Deutsche Boerse AG	648,379
2,822	Hannover Rueck SE	449,999
2,198	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	527,437
		2,043,349
	Health Care — 1.1%
8,476	Fresenius SE & Company KGaA	412,198
4,226	Merck KGaA	452,636
10,973	Siemens Healthineers AG	431,520
		1,296,354

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Risk-Based International Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.3% (Continued)
	GERMANY — 10.9% (Continued)
	Industrials — 1.1%
31,815	Deutsche Lufthansa AG	$489,807
12,958	Deutsche Post AG	426,672
3,730	Siemens AG	373,592
		1,290,071
	Information Technology — 0.3%
3,250	SAP SE	388,685

	Materials — 0.4%
4,412	Symrise AG	412,602

	Real Estate — 2.7%
36,217	Deutsche Wohnen SE	1,286,656
7,035	LEG Immobilien AG	827,410
20,733	Vonovia SE	1,034,298
		3,148,364
	Utilities — 1.2%
53,112	E.ON SE	494,529
17,195	RWE AG	490,631
13,277	Uniper SE	403,109
		1,388,269
		12,742,309
	HONG KONG — 1.2%
	Industrials — 0.5%
11,900	Jardine Matheson Holdings, Ltd.	647,002

	Real Estate — 0.7%
138,300	Hongkong Land Holdings, Ltd.	755,118
		1,402,120
	IRELAND — 1.3%
	Consumer Staples — 1.0%
41,980	Glanbia plc (b)	461,148
5,317	Kerry Group plc — Series A	634,133
		1,095,281
	Industrials — 0.3%
12,340	Experian plc	378,411
		1,473,692
	ITALY — 2.9%
	Communication Services — 0.3%
635,208	Telecom Italia SpA/Milano (a)	338,848

	Consumer Staples — 0.3%
41,816	Davide Campari-Milano SpA	392,575

	Energy — 0.3%
22,306	Eni SpA	336,042

	Financials — 0.4%
23,733	Assicurazioni Generali SpA	430,459

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Risk-Based International Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.3% (Continued)
	ITALY — 2.9% (Continued)
	Industrials — 0.4%
17,280	Atlantia SpA	$421,886

	Utilities — 1.2%
67,408	Enel SpA	489,492
88,711	Snam SpA	449,290
76,161	Terna Rete Elettrica Nazionale SpA	478,910
		1,417,692
		3,337,502
	JAPAN — 29.5%
	Communication Services — 3.0%
18,800	Dentsu, Inc.	642,932
34,400	KDDI Corporation	918,781
17,300	Nippon Telegraph & Telephone Corporation	830,571
44,400	NTT DOCOMO, Inc.	1,121,869
		3,514,153
	Consumer Discretionary — 4.9%
10,400	Bandai Namco Holdings, Inc.	612,370
14,900	Bridgestone Corporation	568,936
1,000	Fast Retailing Company, Ltd. (b)	586,368
88,800	Nissan Motor Company, Ltd.	549,139
3,400	Nitori Holdings Company, Ltd.	490,885
4,800	Oriental Land Company, Ltd.	699,571
36,000	Sekisui House, Ltd.	639,484
3,000	Shimano, Inc.	431,579
13,600	Suzuki Motor Corporation	525,063
8,500	Toyota Motor Corporation	557,350
		5,660,745
	Consumer Staples — 3.7%
27,300	Aeon Company, Ltd. (b)	484,556
27,300	Ajinomoto Company, Inc.	498,187
10,200	Asahi Group Holdings, Ltd.	476,247
28,800	Japan Tobacco, Inc.	610,621
21,900	Kirin Holdings Company, Ltd.	432,966
7,800	MEIJI Holdings Company, Ltd.	542,315
18,400	Seven & i Holdings Company, Ltd. (b)	651,268
18,900	Unicharm Corporation	581,360
		4,277,520
	Financials — 4.0%
85,600	Japan Post Holdings Company, Ltd.	779,024
510,600	Mizuho Financial Group, Inc.	744,170
20,200	MS&AD Insurance Group Holdings, Inc.	642,662
31,500	ORIX Corporation	465,623
121,700	Resona Holdings, Inc.	478,109
13,100	Sompo Holdings, Inc.	523,778
15,400	Sumitomo Mitsui Financial Group, Inc.	505,475
9,100	Tokio Marine Holdings, Inc.	469,124
		4,607,965

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Risk-Based International Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.3% (Continued)
	JAPAN — 29.5% (Continued)
	Health Care — 2.8%
9,200	Chugai Pharmaceutical Company, Ltd.	$658,723
6,000	Hoya Corporation	488,897
60,500	Olympus Corporation	709,048
11,600	Otsuka Holdings Company, Ltd.	477,464
6,500	Sysmex Corporation	415,309
16,812	Takeda Pharmaceutical Company, Ltd.	568,610
		3,318,051
	Industrials — 6.9%
19,500	ANA Holdings, Inc. (b)	667,238
2,600	Central Japan Railway Company	514,758
6,000	East Japan Railway Company	571,765
29,000	ITOCHU Corporation	578,798
24,600	Japan Airlines Company, Ltd.	769,207
6,100	Keio Corporation	381,591
13,000	Kintetsu Group Holdings Company, Ltd.	647,888
21,600	Mitsubishi Corporation	526,035
16,600	Mitsubishi Heavy Industries, Ltd.	624,308
20,800	Odakyu Electric Railway Company, Ltd.	472,260
7,900	Secom Company, Ltd.	674,601
25,000	Tokyu Corporation	447,266
18,400	Toshiba Corporation	572,048
6,900	West Japan Railway Company	581,798
		8,029,561
	Information Technology — 1.5%
21,700	Canon, Inc.	564,451
13,400	FUJIFILM Holdings Corporation	574,277
14,700	NEC Corporation	630,129
		1,768,857
	Real Estate — 1.2%
22,500	Mitsubishi Estate Company, Ltd.	431,155
17,300	Mitsui Fudosan Company, Ltd.	414,959
14,300	Sumitomo Realty & Development Company, Ltd.	538,212
		1,384,326
	Utilities — 1.6%
27,900	Chubu Electric Power Company, Inc.	411,751
32,700	Kansai Electric Power Company, Inc.	398,179
82,200	Tokyo Electric Power Company Holdings, Inc. (a)	391,853
28,400	Tokyo Gas Company, Ltd.	718,528
		1,920,311
		34,481,489
	LUXEMBOURG — 0.5%
	Real Estate — 0.5%
75,532	Aroundtown SA	629,336
		629,336

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Risk-Based International Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.3% (Continued)
	NETHERLANDS — 2.6%
	Communication Services — 0.4%
147,843	Koninklijke KPN NV	$468,898

	Consumer Staples — 1.2%
3,984	Heineken Holding NV	394,644
4,038	Heineken NV	430,277
25,206	Koninklijke Ahold Delhaize NV	590,831
		1,415,752
	Energy — 0.3%
11,927	Royal Dutch Shell plc — Class A	330,523

	Industrials — 0.4%
6,275	Wolters Kluwer NV	452,765

	Materials — 0.3%
4,016	Akzo Nobel NV	360,310
		3,028,248
	NORWAY — 1.0%
	Communication Services — 0.3%
19,355	Telenor ASA	397,674

	Consumer Staples — 0.4%
19,594	Mowi ASA	469,073

	Financials — 0.3%
18,123	DNB ASA	292,356
		1,159,103
	PORTUGAL — 0.9%
	Consumer Staples — 0.5%
32,857	Jeronimo Martins SGPS SA	543,118

	Utilities — 0.4%
129,916	EDP — Energias de Portugal SA	491,874
		1,034,992
	SINGAPORE — 2.0%
	Communication Services — 0.6%
295,700	Singapore Telecommunications, Ltd.	675,727

	Consumer Staples — 0.7%
286,500	Wilmar International, Ltd.	786,884

	Financials — 0.3%
23,800	United Overseas Bank, Ltd.	428,235

	Real Estate — 0.4%
190,500	CapitaLand, Ltd.	476,525
		2,367,371
	SPAIN — 4.4%
	Communication Services — 0.7%
11,934	Cellnex Telecom SA	478,380
52,179	Telefonica SA	362,068
		840,448

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Risk-Based International Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.3% (Continued)
	SPAIN — 4.4% (Continued)
	Consumer Discretionary — 0.4%
14,071	Industria de Diseno Textil SA	$435,738

	Energy — 0.3%
23,740	Repsol SA	345,619

	Health Care — 0.3%
11,719	Grifols SA	371,679

	Industrials — 0.7%
2,428	Aena SME SA	438,508
14,951	Ferrovial SA	425,944
		864,452
	Utilities — 2.0%
62,027	EDP Renovaveis SA	684,437
53,726	Iberdrola SA	553,318
17,393	Naturgy Energy Group SA	455,866
31,286	Red Electrica Corporation SA	624,474
		2,318,095
		5,176,031
	SWEDEN — 2.7%
	Communication Services — 0.4%
117,232	Telia Company AB	513,550

	Consumer Discretionary — 0.4%
21,065	Hennes & Mauritz AB — Series B	403,781

	Consumer Staples — 0.4%
12,926	Swedish Match AB	507,455

	Financials — 1.2%
7,009	Investor AB — Series B	328,909
40,349	Skandinaviska Enskilda Banken AB — Series A	347,090
41,572	Svenska Handelsbanken AB — Series A	366,173
26,153	Swedbank AB — Series A	336,286
		1,378,458
	Industrials — 0.3%
17,771	Assa Abloy AB — Series B	371,301
		3,174,545
	SWITZERLAND — 5.0%
	Consumer Staples — 1.7%
10	Chocoladefabriken Lindt & Spruengli AG	822,679
12,249	Coca-Cola HBC AG (a)	407,246
6,672	Nestle SA	748,489
		1,978,414
	Financials — 1.6%
490	Partners Group Holding AG	397,467
990	Swiss Life Holding AG	469,561
5,403	Swiss Re AG	519,632
1,394	Zurich Insurance Group AG	496,202
		1,882,862

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Risk-Based International Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.3% (Continued)
	SWITZERLAND — 5.0% (Continued)
	Health Care — 0.8%
5,347	Novartis AG	$481,011
1,845	Roche Holding AG	504,580
		985,591
	Industrials — 0.4%
1,080	Geberit AG	491,291

	Materials — 0.5%
197	Givaudan SA	532,793
		5,870,951
	UNITED KINGDOM — 13.6%
	Communication Services — 1.5%
216,809	BT Group plc	437,357
39,793	Informa plc	421,618
42,548	Pearson plc (b)	430,807
238,655	Vodafone Group plc	451,198
		1,740,980
	Consumer Discretionary — 1.9%
33,069	Compass Group plc	838,888
6,279	InterContinental Hotels Group plc	391,902
6,900	Next plc	498,811
9,696	Whitbread plc	516,375
		2,245,976
	Consumer Staples — 3.5%
13,620	Associated British Foods plc	376,693
12,047	British American Tobacco plc	422,537
13,526	Diageo plc	577,117
24,160	Imperial Brands plc	625,097
5,844	Reckitt Benckiser Group plc	455,424
158,807	Tesco plc	423,939
9,121	Unilever NV	566,911
9,926	Unilever plc	628,112
		4,075,830
	Energy — 0.3%
56,736	BP plc	345,618

	Financials — 1.4%
55,661	HSBC Holdings plc	400,890
617,739	Lloyds Banking Group plc	374,877
5,918	London Stock Exchange Group plc	501,191
60,506	RSA Insurance Group plc	385,679
		1,662,637
	Health Care — 1.5%
7,348	AstraZeneca plc	654,870
25,787	GlaxoSmithKline plc	537,522
21,239	Smith & Nephew plc	508,265
		1,700,657

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Risk-Based International Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.3% (Continued)

	UNITED KINGDOM — 13.6% (Continued)
	Industrials — 1.6%
75,588	BAE Systems plc	$502,250
19,021	Bunzl plc	466,305
13,899	International Consolidated Airlines Group SA — ADR	141,075
54,398	International Consolidated Airlines Group SA	279,370
20,230	RELX plc	484,489
		1,873,489
	Information Technology — 0.3%
38,594	Sage Group plc	329,294

	Utilities — 1.6%
426,008	Centrica plc	361,613
51,461	National Grid plc	538,036
35,552	SSE plc	498,348
49,738	United Utilities Group plc	493,066
		1,891,063
		15,865,544
	TOTAL COMMON STOCKS (Cost $115,121,856)	115,857,327

	SHORT-TERM INVESTMENTS — 0.2%
	Money Market Funds — 0.2%
273,954	Invesco Government & Agency Portfolio — Institutional Class, 2.02% (c)	273,954
	TOTAL SHORT-TERM INVESTMENTS (Cost $273,954)	273,954

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Risk-Based International Equity ETF (Continued)

Principal
Amount	Security Description	Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 3.3%
	Repurchase Agreements — 3.3%
$268,394	Citigroup Global Markets, Inc. — 2.16%, dated 8/30/2019, matures 9/03/2019, repurchase
	price $268,410 (collateralized by various U.S. government obligations: Total Value $273,762)	$268,394
905,983	Daiwa Capital Markets America, Inc. — 2.17%, dated 8/30/2019, matures 9/03/2019, repurchase
	price $906,037 (collateralized by various U.S. government obligations: Total Value $924,103)	905,983
905,983	HSBC Securities (USA), Inc. — 2.16%, dated 8/30/2019, matures 9/03/2019, repurchase
	price $906,037 (collateralized by various U.S. government obligations: Total Value $924,103)	905,983
905,983	Morgan Stanley & Company LLC — 2.17%, dated 8/30/2019, matures 9/03/2019, repurchase
	price $906,037 (collateralized by various U.S. government obligations: Total Value $924,103)	905,983
905,983	RBC Dominion Securities, Inc. — 2.16%, dated 8/30/2019, matures 9/03/2019, repurchase
	price $906,037 (collateralized by various U.S. government obligations: Total Value $924,103)	905,983
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING
	(Cost $3,892,326)	3,892,326

	Total Investments (Cost $119,288,136) — 102.8%	120,023,607
	Liabilities in Excess of Other Assets — (2.8)%	(3,314,506)
	TOTAL NET ASSETS — 100.0%	$116,709,101

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of August 31, 2019. The total value of securities on loan is $3,068,385.
(c)	Rate shown is the annualized seven-day yield as of August 31, 2019.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Maximum Diversification U.S. Core Equity ETF

Shares	Security Description	Value
	COMMON STOCKS — 99.8%
	Communication Services — 9.8%
3,089	Activision Blizzard, Inc.	$156,303
1,440	Altice USA, Inc. — Class A (a)	41,587
29,075	AT&T, Inc.	1,025,185
1,338	CBS Corporation — Class B	56,276
4,411	CenturyLink, Inc. (b)	50,197
653	Charter Communications, Inc. — Class A (a) (b)	267,462
18,349	Comcast Corporation — Class A	812,127
9,041	Discovery, Inc. — Class C (a) (b)	235,337
905	DISH Network Corporation — Class A (a) (b)	30,372
1,191	Electronic Arts, Inc. (a)	111,573
9,028	Facebook, Inc. — Class A (a)	1,676,230
4,515	Fox Corporation — Class A (b)	149,763
3,395	Fox Corporation — Class B	111,356
316	IAC/InterActiveCorporation (a)	80,466
1,567	Interpublic Group of Companies, Inc. (b)	31,152
604	Liberty Broadband Corporation — Class C (a)	63,686
2,043	Liberty Global plc — Class C (a)	53,363
804	Liberty Media Corporation-Liberty Formula One — Class C (a)	33,559
650	Liberty Media Corporation-Liberty SiriusXM — Class C (a)	26,527
617	Netflix, Inc. (a)	181,244
891	Omnicom Group, Inc. (b)	67,769
5,284	Sirius XM Holdings, Inc. (b)	32,602
54,474	Snap, Inc. — Class A (a) (b)	862,323
452	Take-Two Interactive Software, Inc. (a)	59,650
29,093	Twitter, Inc. (a)	1,240,816
20,496	Verizon Communications, Inc.	1,192,047
28,752	Viacom, Inc. — Class B	718,225
7,117	Walt Disney Company	976,880
		10,344,077
	Consumer Discretionary — 17.7%
5,558	Advance Auto Parts, Inc. (b)	766,727
332	Amazon.com, Inc. (a)	589,728
1,044	Aptiv plc	86,830
987	Aramark	40,329
343	Autoliv, Inc.	23,461
1,426	AutoZone, Inc. (a)	1,571,011
2,902	Best Buy Company, Inc.	184,712
176	Booking Holdings, Inc. (a)	346,088
787	BorgWarner, Inc.	25,680
234	Bright Horizons Family Solutions, Inc. (a)	38,622
269	Burlington Stores, Inc. (a)	54,470
675	CarMax, Inc. (a) (b)	56,214
1,634	Carnival Corporation	72,027
2,206	Chipotle Mexican Grill, Inc. (a) (b)	1,849,554
1,422	D.R. Horton, Inc.	70,346
501	Darden Restaurants, Inc. (b)	60,611
2,182	Dollar General Corporation	340,588

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Maximum Diversification U.S. Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Consumer Discretionary — 17.7% (Continued)
4,907	Dollar Tree, Inc. (a)	$498,208
327	Domino’s Pizza, Inc. (b)	74,177
336	Dunkin’ Brands Group, Inc. (b)	27,700
3,358	eBay, Inc.	135,294
461	Etsy, Inc. (a)	24,336
3,636	Expedia Group, Inc.	473,044
223	Five Below, Inc. (a)	27,400
15,865	Ford Motor Company	145,482
23,285	Gap, Inc. (b)	367,670
549	Garmin, Ltd.	44,782
5,071	General Motors Company	188,083
1,040	Gentex Corporation (b)	27,664
579	Genuine Parts Company	52,278
7,412	GrubHub, Inc. (a) (b)	439,828
16,490	H&R Block, Inc. (b)	399,387
4,913	Hanesbrands, Inc. (b)	67,112
648	Harley-Davidson, Inc. (b)	20,671
3,490	Hasbro, Inc.	385,540
1,168	Hilton Worldwide Holdings, Inc.	107,888
3,947	Kohl’s Corporation	186,535
15,884	L Brands, Inc. (b)	262,245
1,041	Las Vegas Sands Corporation	57,744
254	Lear Corporation	28,514
1,145	Lennar Corporation — Class A (b)	58,395
1,189	LKQ Corporation (a)	31,235
1,670	Lowe’s Companies, Inc.	187,374
4,605	Lululemon Athletica, Inc. (a)	850,405
25,130	Macy’s, Inc. (b)	370,919
3,328	McDonald’s Corporation	725,403
200	MercadoLibre, Inc. (a) (b)	118,920
242	Mohawk Industries, Inc. (a) (b)	28,771
28,551	Newell Brands, Inc. (b)	473,947
3,676	NIKE, Inc. — Class B	310,622
88	NVR, Inc. (a) (b)	316,712
313	O’Reilly Automotive, Inc. (a)	120,117
344	Planet Fitness, Inc. (a)	24,290
157	Pool Corporation	30,832
1,041	PulteGroup, Inc.	35,186
304	PVH Corporation	23,043
198	Ralph Lauren Corporation (b)	17,491
3,642	Roku, Inc. (a)	551,253
1,466	Ross Stores, Inc.	155,411
722	Service Corporation International (b)	33,429
6,117	ServiceMaster Global Holdings, Inc. (a)	348,914
4,773	Starbucks Corporation (b)	460,881
1,180	Tapestry, Inc.	24,367
2,084	Target Corporation	223,071
3,339	Tesla, Inc. (a) (b)	753,312

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Maximum Diversification U.S. Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Consumer Discretionary — 17.7% (Continued)
476	Tiffany & Company (b)	$40,398
4,585	TJX Companies, Inc.	252,037
489	Tractor Supply Company	49,819
2,218	Ulta Beauty, Inc. (a) (b)	527,285
1,330	V.F. Corporation	108,994
163	Vail Resorts, Inc.	38,514
249	Wayfair, Inc. — Class A (a) (b)	28,072
256	Whirlpool Corporation (b)	35,607
389	Wyndham Hotels & Resorts, Inc.	19,987
4,718	Wynn Resorts, Ltd.	519,688
10,764	Yum China Holdings, Inc.	489,009
1,246	Yum! Brands, Inc. (b)	145,508
		18,747,798
	Consumer Staples — 14.1%
1,221	Brown-Forman Corporation — Class B (b)	72,027
10,683	Bunge, Ltd.	570,579
15,527	Campbell Soup Company (b)	698,715
5,591	Church & Dwight Company, Inc.	446,050
7,382	Clorox Company (b)	1,167,537
15,573	Coca-Cola Company	857,138
4,614	Coca-Cola European Partners plc (b)	259,953
3,484	Colgate-Palmolive Company	258,339
6,358	Conagra Brands, Inc.	180,313
1,410	Constellation Brands, Inc. — Class A (b)	288,134
1,766	Costco Wholesale Corporation	520,546
883	Estee Lauder Companies, Inc. — Class A	174,825
15,339	General Mills, Inc. (b)	825,238
3,853	Hershey Company (b)	610,623
1,130	Hormel Foods Corporation	48,149
270	Ingredion, Inc. (b)	20,863
8,894	JM Smucker Company (b)	935,294
7,516	Kellogg Company (b)	472,005
2,794	Kimberly-Clark Corporation	394,261
22,037	Kraft Heinz Company	562,384
53,471	Kroger Company	1,266,193
7,305	Lamb Weston Holdings, Inc. (b)	514,199
899	McCormick & Company, Inc. (b)	146,420
3,454	Molson Coors Brewing Company — Class B (b)	177,397
5,774	Mondelez International, Inc. — Class A	318,840
1,602	Monster Beverage Corporation (a)	93,989
5,700	PepsiCo, Inc.	779,361
283	Post Holdings, Inc. (a)	28,212
10,070	Procter & Gamble Company	1,210,716
1,997	Sysco Corporation	148,437
7,109	Tyson Foods, Inc. — Class A	661,421
888	US Foods Holding Corporation (a)	35,920
3,124	Walgreens Boots Alliance, Inc.	159,918
		14,903,996

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Maximum Diversification U.S. Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Energy — 2.2%
1,529	Apache Corporation (b)	$32,981
9,519	Baker Hughes, a GE Company (b)	206,468
5,471	Cabot Oil & Gas Corporation (b)	93,664
952	Cheniere Energy, Inc. (a) (b)	56,844
2,978	Chevron Corporation	350,569
406	Cimarex Energy Company (b)	17,369
809	Concho Resources, Inc.	59,178
4,605	ConocoPhillips	240,289
668	Diamondback Energy, Inc. (b)	65,517
2,356	EOG Resources, Inc.	174,792
3,312	Halliburton Company (b)	62,398
433	Helmerich & Payne, Inc. (b)	16,276
642	HollyFrontier Corporation (b)	28,479
6,497	Kinder Morgan, Inc. (b)	131,694
3,326	Marathon Oil Corporation	39,380
1,569	National Oilwell Varco, Inc. (b)	32,055
1,926	Noble Energy, Inc.	43,489
3,044	Occidental Petroleum Corporation	132,353
1,672	ONEOK, Inc.	119,180
680	Pioneer Natural Resources Company	83,926
5,640	Schlumberger, Ltd.	182,905
925	Targa Resources Corporation (b)	33,411
4,934	Williams Companies, Inc.	116,442
		2,319,659
	Financials — 9.7%
3,009	Aflac, Inc.	150,992
27,242	AGNC Investment Corporation	405,089
57	Alleghany Corporation (a)	42,711
1,325	Allstate Corporation	135,667
282	American Financial Group, Inc.	28,474
3,544	American International Group, Inc.	184,430
101,285	Annaly Capital Management, Inc.	840,665
972	Aon plc	189,394
1,588	Arch Capital Group, Ltd. (a)	62,726
747	Arthur J. Gallagher & Company (b)	67,760
628	Athene Holding, Ltd. — Class A (a)	24,404
5,672	Bank of America Corporation	156,037
3,457	Bank of New York Mellon Corporation	145,401
3,096	BB&T Corporation (b)	147,524
959	Brown & Brown, Inc.	35,378
9,031	Cboe Global Markets, Inc.	1,076,134
1,604	Chubb, Ltd.	250,672
630	Cincinnati Financial Corporation	70,869
631	Citigroup, Inc.	40,605
1,862	Citizens Financial Group, Inc.	62,824
1,588	CME Group, Inc.	345,057
623	Comerica, Inc.	38,408

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Maximum Diversification U.S. Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Financials — 9.7% (Continued)
405	Commerce Bancshares, Inc./MO (b)	$23,113
236	Cullen/Frost Bankers, Inc. (b)	19,590
590	East West Bancorp, Inc.	24,267
2,684	Everest Re Group, Ltd.	633,101
50	FactSet Research Systems, Inc. (b)	13,605
1,072	Fidelity National Financial, Inc.	47,104
2,976	Fifth Third Bancorp	78,715
440	First American Financial Corporation	25,718
673	First Republic Bank/CA (b)	60,382
938	Franklin Resources, Inc. (b)	24,651
398	Globe Life, Inc. (b)	35,525
298	Goldman Sachs Group, Inc. (b)	60,765
1,467	Hartford Financial Services Group, Inc.	85,497
4,216	Huntington Bancshares, Inc. (b)	55,862
2,251	Intercontinental Exchange, Inc. (b)	210,423
1,915	Invesco, Ltd.	30,066
1,304	JPMorgan Chase & Company	143,257
4,091	KeyCorporation	67,911
1,076	Loews Corporation	51,723
330	LPL Financial Holdings, Inc.	24,734
533	M&T Bank Corporation	77,930
59	Markel Corporation (a)	67,442
2,960	MarketAxess Holdings, Inc.	1,176,954
2,081	Marsh & McLennan Companies, Inc. (b)	207,871
2,985	MetLife, Inc. (b)	132,236
473	Nasdaq, Inc.	47,224
1,157	Old Republic International Corporation	27,028
1,611	People’s United Financial, Inc.	23,150
1,682	PNC Financial Services Group, Inc.	216,860
1,130	Principal Financial Group, Inc.	60,139
2,366	Progressive Corporation	179,343
4,112	Regions Financial Corporation (b)	60,117
255	Reinsurance Group of America, Inc. (b)	39,262
1,186	RenaissanceRe Holdings, Ltd.	214,132
219	Signature Bank	25,546
1,439	State Street Corporation (b)	73,835
2,719	Synchrony Financial	87,144
1,104	TD Ameritrade Holding Corporation (b)	49,029
1,039	Travelers Companies, Inc. (b)	152,691
5,946	U.S. Bancorp	313,295
782	Unum Group	19,871
575	W.R. Berkley Corporation	40,969
13,136	Wells Fargo & Company	611,744
524	Willis Towers Watson plc	103,736
735	Zions Bancorporation (b)	30,201
		10,254,979

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Maximum Diversification U.S. Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Health Care — 15.1%
6,022	AbbVie, Inc.	$395,886
174	ABIOMED, Inc. (a)	33,594
434	Agilent Technologies, Inc.	30,862
1,333	Allergan plc	212,907
5,470	Alnylam Pharmaceuticals, Inc. (a) (b)	441,374
624	AmerisourceBergen Corporation	51,336
1,048	Anthem, Inc.	274,073
737	Becton Dickinson and Company (b)	187,139
2,476	Biogen, Inc. (a)	544,101
87	Bio-Rad Laboratories, Inc. — Class A (a)	29,381
9,497	Bristol-Myers Squibb Company (b)	456,521
1,210	Cardinal Health, Inc.	52,187
591	Catalent, Inc. (a)	31,169
1,636	Centene Corporation (a) (b)	76,270
1,281	Cerner Corporation (b)	88,274
1,544	Cigna Corporation	237,730
201	Cooper Companies, Inc.	62,260
5,284	CVS Health Corporation	321,901
506	DaVita, Inc. (a)	28,523
11,846	DENTSPLY SIRONA, Inc.	617,769
7,260	DexCom, Inc. (a) (b)	1,245,888
470	Edwards Lifesciences Corporation (a)	104,265
3,475	Eli Lilly & Company (b)	392,571
385	Encompass Health Corporation	23,404
3,731	Exact Sciences Corporation (a) (b)	444,810
5,278	Exelixis, Inc. (a)	104,768
5,154	Gilead Sciences, Inc.	327,485
1,200	HCA Healthcare, Inc.	144,240
599	Henry Schein, Inc. (a) (b)	36,910
3,136	Humana, Inc.	888,148
217	ICON plc (a)	33,459
729	Incyte Corporation (a)	59,647
240	Insulet Corp. (a)	37,001
54	Intuitive Surgical, Inc. (a)	27,612
641	Ionis Pharmaceuticals, Inc. (a) (b)	40,518
104	IQVIA Holdings, Inc. (a)	16,136
4,472	Jazz Pharmaceuticals plc (a)	573,087
9,011	Johnson & Johnson	1,156,651
400	Laboratory Corporation of America Holdings (a)	67,024
773	McKesson Corporation	106,883
5,456	Medtronic plc	588,648
10,492	Merck & Company, Inc.	907,243
2,805	Molina Healthcare, Inc. (a)	365,435
2,092	Mylan NV (a)	40,731
14,073	Nektar Therapeutics (a) (b)	247,263
6,611	Neurocrine Biosciences, Inc. (a) (b)	657,266
2,703	Perrigo Company plc	126,446
22,654	Pfizer, Inc.	805,350

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Maximum Diversification U.S. Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Health Care — 15.1% (Continued)
545	Quest Diagnostics, Inc.	$55,792
332	Regeneron Pharmaceuticals, Inc. (a)	96,297
580	ResMed, Inc. (b)	80,794
4,102	Sage Therapeutics, Inc. (a) (b)	704,189
287	Sarepta Therapeutics, Inc. (a) (b)	25,873
459	Stryker Corporation	101,283
188	Teleflex, Inc.	68,417
3,554	UnitedHealth Group, Inc.	831,636
327	Universal Health Services, Inc. — Class B	47,278
370	Varian Medical Systems, Inc. (a)	39,194
270	Waters Corporation (a) (b)	57,210
297	West Pharmaceutical Services, Inc.	43,202
835	Zimmer Biomet Holdings, Inc.	116,232
		16,009,543
	Industrials — 4.3%
501	Alaska Air Group, Inc.	29,920
382	Allegion plc (b)	36,775
563	AO Smith Corporation (b)	26,191
1,419	Arconic, Inc.	36,667
230	Carlisle Companies, Inc.	33,341
551	CH Robinson Worldwide, Inc. (b)	46,554
813	Copart, Inc. (a)	61,292
147	CoStar Group, Inc. (a)	90,386
1,064	CSX Corporation	71,310
632	Cummins, Inc.	94,339
562	Dover Corporation (b)	52,682
1,595	Equifax, Inc.	233,476
437	Expeditors International of Washington, Inc.	31,071
2,291	Fastenal Company (b)	70,150
102,328	General Electric Company	844,205
683	HD Supply Holdings, Inc. (a)	26,576
289	HEICO Corporation	31,894
343	Hexcel Corporation (b)	28,863
540	IAA, Inc. (a)	26,379
353	JB Hunt Transport Services, Inc. (b)	38,138
3,646	Johnson Controls International plc (b)	155,647
408	Kansas City Southern	51,326
540	KAR Auction Services, Inc. (b)	14,342
142	Lennox International, Inc. (b)	36,037
2,422	Middleby Corporation (a)	265,596
23,159	Nielsen Holdings plc	480,781
206	Nordson Corporation (b)	28,008
436	Owens Corning	25,009
1,387	PACCAR, Inc. (b)	90,932
695	Pentair plc	24,964
866	Republic Services, Inc.	77,291
638	Rollins, Inc. (b)	20,933

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Maximum Diversification U.S. Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Industrials — 4.3% (Continued)
594	Sensata Technologies Holding plc (a)	$27,075
224	Snap-on, Inc. (b)	33,304
1,518	Southwest Airlines Company	79,421
418	Spirit AeroSystems Holdings, Inc. — Class A	33,691
421	Toro Company	30,316
386	TransUnion	32,289
115	United Parcel Service, Inc. — Class B	13,646
220	Verisk Analytics, Inc.	35,539
2,736	W.W. Grainger, Inc.	748,706
646	Wabtec Corporation (b)	44,710
1,711	Waste Management, Inc.	204,208
731	Xylem, Inc.	56,002
		4,519,982
	Information Technology — 6.7%
16,583	Advanced Micro Devices, Inc. (a) (b)	521,535
346	Akamai Technologies, Inc. (a)	30,839
83	Alliance Data Systems Corporation	10,205
560	Amdocs, Ltd.	36,254
5,038	Apple, Inc.	1,051,633
220	Arista Networks, Inc. (a) (b)	49,856
464	Atlassian Corporation plc — Class A (a)	62,413
557	Booz Allen Hamilton Holding Corporation	42,059
1,572	Broadcom, Inc. (b)	444,310
470	Broadridge Financial Solutions, Inc. (b)	60,837
1,127	Cadence Design Systems, Inc. (a)	77,177
494	CDK Global, Inc. (b)	21,321
507	CDW Corporation	58,558
494	Check Point Software Technologies, Ltd. (a) (b)	53,204
3,420	Ciena Corporation (a)	139,982
507	Citrix Systems, Inc.	47,141
2,314	Cognizant Technology Solutions Corporation — Class A (b)	142,056
714	Dell Technologies, Inc. — Class C (a)	36,792
1,089	DXC Technology Company	36,177
204	Euronet Worldwide, Inc. (a)	31,241
191	F5 Networks, Inc. (a)	24,587
400	Fidelity National Information Services, Inc.	54,488
829	Fiserv, Inc. (a)	88,653
347	FleetCor Technologies, Inc. (a)	103,545
547	FLIR Systems, Inc. (b)	26,951
596	Fortinet, Inc. (a)	47,191
713	GoDaddy, Inc. (a)	45,161
309	Guidewire Software, Inc. (a) (b)	29,720
255	Intel Corporation	12,090
3,594	International Business Machines Corporation (b)	487,095
313	Jack Henry & Associates, Inc. (b)	45,372
1,389	Juniper Networks, Inc.	32,169
482	Keysight Technologies, Inc. (a)	46,687

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Maximum Diversification U.S. Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Information Technology — 6.7% (Continued)
2,244	Marvell Technology Group, Ltd. (b)	$53,789
1,338	NXP Semiconductors NV	136,663
3,868	Oracle Corporation (b)	201,368
380	Palo Alto Networks, Inc. (a) (b)	77,376
222	Proofpoint, Inc. (a)	25,221
484	Qorvo, Inc. (a)	34,572
8,700	QUALCOMM, Inc.	676,599
1,104	Sabre Corporation	26,099
1,002	Seagate Technology plc (b)	50,310
701	Skyworks Solutions, Inc. (b)	52,764
606	Splunk, Inc. (a)	67,763
46,719	Symantec Corporation	1,086,216
696	Teradyne, Inc.	36,867
575	Trade Desk, Inc. — Class A (a) (b)	141,318
150	Tyler Technologies, Inc. (a)	38,481
174	Universal Display Corporation (b)	35,752
427	VeriSign, Inc. (a)	87,044
318	VMware, Inc. — Class A	44,978
1,164	Western Digital Corporation (b)	66,662
1,745	Western Union Company (b)	38,599
914	Xilinx, Inc. (b)	95,111
367	Zendesk, Inc. (a)	29,433
		7,100,284
	Materials — 2.8%
430	Albemarle Corporation (b)	26,544
256	AptarGroup, Inc.	31,288
342	Avery Dennison Corporation	39,525
1,350	Ball Corporation	108,554
535	Berry Global Group, Inc. (a)	20,940
542	Crown Holdings, Inc. (a)	35,685
2,218	DuPont de Nemours, Inc.	150,669
533	FMC Corporation	46,014
434	International Flavors & Fragrances, Inc. (b)	47,632
994	Linde plc	187,776
254	Martin Marietta Materials, Inc. (b)	64,458
43,985	Newmont Goldcorp Corporation	1,754,562
961	PPG Industries, Inc.	106,469
527	RPM International, Inc.	35,662
627	Sealed Air Corporation	24,967
334	Sherwin-Williams Company	175,934
537	Vulcan Materials Company	75,851
		2,932,530
	Real Estate — 8.4%
454	Alexandria Real Estate Equities, Inc.	68,027
3,024	American Tower Corporation	696,095
567	AvalonBay Communities, Inc.	120,522
629	Boston Properties, Inc.	80,776

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Maximum Diversification U.S. Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Real Estate — 8.4% (Continued)
390	Camden Property Trust	$42,218
3,956	Crown Castle International Corporation	574,293
2,932	Digital Realty Trust, Inc. (b)	362,483
1,462	Duke Realty Corporation	48,641
342	Equinix, Inc.	190,248
1,488	Equity Residential (b)	126,123
480	Essex Property Trust, Inc.	154,205
10,192	Extra Space Storage, Inc.	1,242,608
303	Federal Realty Investment Trust	39,151
20,350	HCP, Inc.	706,349
2,988	Host Hotels & Resorts, Inc. (b)	47,928
1,396	Invitation Homes, Inc.	40,149
1,159	Iron Mountain, Inc.	36,914
186	Jones Lang LaSalle, Inc.	24,933
6,699	Kimco Realty Corporation (b)	123,128
600	Liberty Property Trust	31,272
571	Macerich Company (b)	16,291
462	Mid-America Apartment Communities, Inc.	58,526
659	National Retail Properties, Inc. (b)	37,003
2,555	Prologis, Inc.	213,649
5,462	Public Storage (b)	1,446,009
1,288	Realty Income Corporation (b)	95,067
674	Regency Centers Corporation	43,480
1,187	SBA Communications Corporation	311,504
1,219	Simon Property Group, Inc. (b)	181,558
343	SL Green Realty Corporation	27,515
1,136	UDR, Inc.	54,732
12,929	Ventas, Inc.	948,858
3,946	VEREIT, Inc.	38,474
705	Vornado Realty Trust (b)	42,631
687	W.P. Carey, Inc. (b)	61,693
4,840	Welltower, Inc.	433,470
3,028	Weyerhaeuser Company	79,667
		8,846,190
	Utilities — 9.0%
3,285	American Water Works Company, Inc. (b)	418,246
10,691	Aqua America, Inc. (b)	473,505
1,621	Atmos Energy Corporation	178,683
2,038	CenterPoint Energy, Inc.	56,432
3,483	CMS Energy Corporation	219,603
17,759	Consolidated Edison, Inc.	1,578,776
6,305	Dominion Energy, Inc.	489,457
20,809	Edison International	1,503,867
14,244	Eversource Energy	1,141,373
12,336	Exelon Corporation	582,999
4,305	NextEra Energy, Inc.	943,139
1,515	NiSource, Inc. (b)	44,768

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Maximum Diversification U.S. Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Utilities — 9.0% (Continued)
43,071	PG&E Corporation (a)	$450,092
456	Pinnacle West Capital Corporation	43,461
2,940	PPL Corporation	86,877
3,262	Public Service Enterprise Group, Inc. (b)	197,253
6,891	Sempra Energy	975,972
705	UGI Corporation	34,312
1,592	Vistra Energy Corporation (b)	39,720
		9,458,535
	TOTAL COMMON STOCKS (Cost $96,769,462)	105,437,573

	SHORT-TERM INVESTMENTS — 0.1%
	Money Market Funds — 0.1%
102,373	Invesco Government & Agency Portfolio — Institutional Class, 2.02% (c)	102,373
	TOTAL SHORT-TERM INVESTMENTS (Cost $102,373)	102,373

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 25.6%
	Private Funds — 25.6%
27,093,618	Mount Vernon Liquid Assets Portfolio, LLC, 2.30% (c)	27,093,618
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING
	(Cost $27,093,618)	27,093,618

	Total Investments (Cost $123,965,453) — 125.5%	132,633,564
	Liabilities in Excess of Other Assets — (25.5)%	(26,934,947)
	TOTAL NET ASSETS — 100.0%	$105,698,617

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of August 31, 2019. The total value of securities on loan is $26,389,483.
(c)	Rate shown is the annualized seven-day yield as of August 31, 2019.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Maximum Diversification Emerging Markets Core Equity ETF

Shares	Security Description	Value
	COMMON STOCKS — 97.7%
	BRAZIL — 8.1%
	Consumer Discretionary — 2.0%
9,000	B2W Cia Digital (a)	$102,694
9,000	Cyrela Brazil Realty SA Empreendimentos e Participacoes	54,690
30,200	Kroton Educacional SA	74,327
6,930	Lojas Renner SA	84,893
10,400	Magazine Luiza SA	91,486
15,000	YDUQS Part	117,068
		525,158
	Consumer Staples — 0.8%
16,000	Ambev SA	72,910
3,100	BRF SA (a)	28,643
4,600	M Dias Branco SA	39,875
2,200	Natura Cosmeticos SA	35,405
1,700	Raia Drogasil SA	38,067
		214,900
	Energy — 0.4%
14,300	Petroleo Brasileiro SA	96,828
3,100	Ultrapar Participacoes SA	12,386
		109,214
	Financials — 1.2%
5,100	B3 SA — Brasil Bolsa Balcao	55,552
4,560	Banco Bradesco SA	32,874
8,000	Banco do Brasil SA	89,463
8,500	BB Seguridade Participacoes SA	67,491
2,300	IRB Brasil Resseguros SA	58,972
		304,352
	Health Care — 0.9%
4,800	Hypera SA	37,276
17,100	Odontoprev SA	69,812
18,300	Qualicorp Consultoria e Corretora de Seguros SA	126,438
		233,526
	Industrials — 0.9%
12,900	CCR SA	50,730
21,484	Embraer SA	94,105
7,700	Localiza Rent a Car SA	88,233
		233,068
	Information Technology — 0.4%
25,900	Cielo SA	48,012
7,900	Linx SA	60,700
		108,712
	Materials — 0.8%
27,388	Suzano SA	193,669

	Utilities — 0.7%
2,600	Cia de Saneamento Basico do Estado de Sao Paulo	32,347
5,300	Cia de Saneamento de Minas Gerais-COPASA	89,911

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Maximum Diversification Emerging Markets Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 97.7% (Continued)
	BRAZIL — 8.1% (Continued)
	Utilities — 0.7% (Continued)
10,200	Transmissora Alianca de Energia Eletrica SA	$68,647
		190,905
		2,113,504
	CHILE — 0.3%
	Financials — 0.3%
487,087	Banco de Chile	69,591
		69,591
	CHINA — 11.1%
	Communication Services — 1.0%
1,609	Autohome, Inc. — ADR (a)	140,240
132,000	China Telecom Corporation, Ltd. — H-Shares	59,132
234	NetEase, Inc. — ADR	59,670
		259,042
	Consumer Discretionary — 4.4%
31,000	ANTA Sports Products, Ltd.	257,168
2,023	Ctrip.com International, Ltd. — ADR (a)	65,505
376,000	GOME Retail Holdings, Ltd. (a)	34,071
1,940,000	HengTen Networks Group, Ltd. (a)	30,949
106,500	Li Ning Company, Ltd.	314,661
20,400	Shenzhou International Group Holdings, Ltd.	277,282
4,658	TAL Education Group — ADR (a)	165,965
		1,145,601
	Consumer Staples — 1.6%
135,000	Dali Foods Group Company, Ltd.	89,939
7,000	Hengan International Group Company, Ltd.	46,099
110,000	Tingyi Cayman Islands Holding Corporation	151,620
102,000	Uni-President China Holdings, Ltd.	113,386
		401,044
	Financials — 0.7%
2,169	Fanhua, Inc. — ADR	59,105
42,000	PICC Property & Casualty Company, Ltd. — H-Shares	48,189
125,000	Postal Savings Bank of China Company, Ltd. — H-Shares (b)	75,300
		182,594
	Health Care — 1.2%
1,071	BeiGene, Ltd. — ADR (a)	153,957
38,000	CSPC Pharmaceutical Group, Ltd.	76,045
76,000	Shandong Weigao Group Medical Polymer Company, Ltd. — H-Shares	78,470
		308,472
	Industrials — 0.6%
128,000	China Communications Services Corporation, Ltd. — H-Shares	71,716
23,000	Sinotruk Hong Kong, Ltd. (b)	35,519
2,693	ZTO Express Cayman, Inc. — ADR	55,233
		162,468

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Maximum Diversification Emerging Markets Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 97.7% (Continued)
	CHINA — 11.1% (Continued)
	Information Technology — 0.6%
52,000	Lenovo Group, Ltd.	$34,245
151,500	Meitu, Inc. (a)	38,284
4,000	Silergy Corporation	88,889
		161,418
	Materials — 0.3%
63,000	Zhaojin Mining Industry Company, Ltd. — H-Shares	82,495

	Utilities — 0.7%
16,600	ENN Energy Holdings, Ltd.	189,615
		2,892,749
	GREECE — 1.7%
	Energy — 0.3%
3,982	Motor Oil Hellas Corinth Refineries SA	97,526

	Financials — 1.4%
80,051	Alpha Bank AE (a)	143,606
123,619	Eurobank Ergasias SA (a)	109,589
18,474	National Bank of Greece SA (a)	53,669
15,461	Piraeus Bank SA (a)	52,441
		359,305
		456,831
	HONG KONG — 5.1%
	Communication Services — 1.6%
750,000	Alibaba Pictures Group, Ltd. (a)	123,479
29,000	China Mobile, Ltd.	240,390
48,000	China Unicom Hong Kong, Ltd.	47,845
		411,714
	Consumer Discretionary — 0.3%
194,000	China First Capital Group, Ltd. (a)	74,279

	Consumer Staples — 0.6%
18,000	China Mengniu Dairy Company, Ltd.	71,445
16,000	China Resources Beer Holdings Company, Ltd.	90,870
		162,315
	Financials — 0.4%
28,500	BOC Hong Kong Holdings, Ltd.	96,208

	Health Care — 0.3%
61,000	Sino Biopharmaceutical, Ltd.	90,776

	Utilities — 1.9%
26,400	China Gas Holdings, Ltd.	109,167
46,000	China Resources Gas Group, Ltd.	227,495
46,000	China Water Affairs Group, Ltd.	37,104
64,000	Guangdong Investment, Ltd.	134,937
		508,703
		1,343,995

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Maximum Diversification Emerging Markets Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 97.7% (Continued)
	HUNGARY — 0.2%
	Energy — 0.2%
4,443	MOL Hungarian Oil & Gas plc	$43,571
		43,571
	INDIA — 21.6%
	Communication Services — 1.7%
14,894	Bharti Airtel, Ltd.	72,335
37,382	Bharti Infratel, Ltd.	131,111
2,897	Info Edge India, Ltd.	82,225
882,005	Vodafone Idea, Ltd. (a)	66,082
20,630	Zee Entertainment Enterprises, Ltd.	107,791
		459,544
	Consumer Discretionary — 1.6%
9,307	Aditya Birla Fashion and Retail, Ltd. (a)	24,705
1,012	Bajaj Auto, Ltd.	39,516
5,412	Balkrishna Industries, Ltd.	56,422
132	Eicher Motors, Ltd.	30,054
7,176	Future Retail, Ltd. (a)	39,665
1,152	Hero MotoCorporation, Ltd.	41,494
7,896	Mahindra & Mahindra, Ltd.	58,473
828	Maruti Suzuki India, Ltd.	71,007
126	Page Industries, Ltd.	32,928
1,888	Titan Company, Ltd.	29,219
		423,483
	Consumer Staples — 2.6%
2,156	Avenue Supermarts, Ltd. (a)	47,438
2,681	Dabur India, Ltd.	16,850
14,384	Hindustan Unilever, Ltd.	379,081
94	Nestle India, Ltd.	16,949
3,744	United Breweries, Ltd.	71,939
15,900	United Spirits, Ltd. (a)	139,890
		672,147
	Energy — 1.7%
41,042	Hindustan Petroleum Corporation, Ltd.	149,524
16,416	Reliance Industries, Ltd.	287,032
		436,556
	Financials — 4.4%
14,088	Axis Bank, Ltd.	130,981
1,829	Bajaj Finance, Ltd.	85,358
714	Bajaj Finserv, Ltd.	71,188
49,416	Bank of Baroda (a)	64,082
20,100	Cholamandalam Investment and Finance Company, Ltd.	75,634
18,938	City Union Bank, Ltd.	53,851
59,208	Federal Bank, Ltd.	68,737
17,765	GRUH Finance, Ltd.	64,211
2,651	Housing Development Finance Corporation, Ltd.	80,429
6,441	Indiabulls Housing Finance, Ltd.	41,073

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Maximum Diversification Emerging Markets Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 97.7% (Continued)
	INDIA — 21.6% (Continued)
	Financials — 4.4% (Continued)
12,972	Max Financial Services, Ltd. (a)	$76,534
5,825	Muthoot Finance, Ltd.	49,540
78,607	Punjab National Bank (a)	71,443
26,366	REC, Ltd.	53,262
23,169	State Bank of India (a)	88,854
79,755	Yes Bank, Ltd.	66,958
		1,142,135
	Health Care — 3.3%
5,505	Apollo Hospitals Enterprise, Ltd.	116,267
28,968	Biocon, Ltd.	95,576
10,711	Cipla, Ltd.	70,867
3,500	Divi’s Laboratories, Ltd.	79,668
1,887	Dr. Reddy’s Laboratories, Ltd.	67,584
8,687	Glenmark Pharmaceuticals, Ltd.	46,752
6,012	Jubilant Life Sciences, Ltd.	36,977
9,804	Lupin, Ltd.	101,737
41,138	Sun Pharmaceutical Industries, Ltd.	259,476
		874,904
	Industrials — 0.7%
68,556	Ashok Leyland, Ltd.	61,876
5,256	InterGlobe Aviation, Ltd.	124,427
		186,303
	Information Technology — 4.4%
7,200	HCL Technologies, Ltd.	110,948
35,489	Infosys, Ltd.	404,999
1,300	Larsen & Toubro Infotech, Ltd.	29,610
4,386	Mindtree, Ltd.	42,295
5,624	Mphasis, Ltd.	76,853
7,512	Tata Consultancy Services, Ltd.	237,708
7,528	Tech Mahindra, Ltd.	73,127
3,823	Wipro, Ltd.	13,620
2,506	WNS Holdings, Ltd. — ADR (a)	152,315
		1,141,475
	Materials — 0.7%
4,860	Asian Paints, Ltd.	109,998
15,506	Castrol India, Ltd.	26,677
84	Shree Cement, Ltd.	21,849
3,751	UPL, Ltd.	29,585
		188,109
	Utilities — 0.5%
17,928	Indraprastha Gas, Ltd.	84,270
17,520	Power Grid Corporation of India, Ltd.	49,193
		133,463
		5,658,119

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Maximum Diversification Emerging Markets Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 97.7% (Continued)
	INDONESIA — 2.0%
	Communication Services — 0.8%
664,800	Telekomunikasi Indonesia Persero Tbk PT	$208,556

	Consumer Discretionary — 0.1%
102,000	Matahari Department Store Tbk PT	21,716

	Consumer Staples — 0.2%
133,300	Charoen Pokphand Indonesia Tbk PT	47,221

	Financials — 0.6%
75,400	Bank Central Asia Tbk PT	162,122

	Utilities — 0.3%
539,400	Perusahaan Gas Negara Tbk PT	73,010
		512,625
	MALAYSIA — 3.4%
	Communication Services — 0.1%
43,800	Telekom Malaysia Bhd	39,056

	Consumer Discretionary — 0.2%
56,700	Genting Malaysia Bhd	42,335

	Consumer Staples — 0.5%
2,200	Nestle Malaysia Bhd	77,161
54,600	Sime Darby Plantation Bhd	64,655
		141,816
	Energy — 0.5%
145,900	Dialog Group Bhd	120,730

	Financials — 0.7%
36,000	CIMB Group Holdings Bhd	43,315
30,000	Malayan Banking Bhd	61,990
16,200	Public Bank Bhd	78,275
		183,580
	Health Care — 0.5%
40,400	Hartalega Holdings Bhd	49,281
72,200	Top Glove Corporation Bhd	81,548
		130,829
	Industrials — 0.9%
106,600	Gamuda Bhd	91,252
39,200	Malaysia Airports Holdings Bhd	76,713
103,800	Sime Darby Bhd	56,522
		224,487
		882,833
	MEXICO — 3.4%
	Communication Services — 0.7%
106,080	America Movil SAB de CV — Series L	77,496
30,976	Grupo Televisa SAB	54,860
15,408	Megacable Holdings SAB de CV	62,961
		195,317

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Maximum Diversification Emerging Markets Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 97.7% (Continued)
	MEXICO — 3.4% (Continued)
	Consumer Discretionary — 0.2%
8,100	El Puerto de Liverpool SAB de CV	$41,963

	Consumer Staples — 0.5%
15,304	Fomento Economico Mexicano SAB de CV	139,799

	Financials — 1.7%
24,800	Banco del Bajio SA	41,216
3,968	Grupo Elektra SAB de CV	273,079
21,928	Grupo Financiero Banorte SAB de CV — O Shares	118,168
		432,463
	Industrials — 0.2%
61,096	Alfa SAB de CV — Series A	52,275

	Utilities — 0.1%
8,400	Infraestructura Energetica Nova SAB de CV	35,363
		897,180
	PERU — 0.1%
	Materials — 0.1%
2,194	Cia de Minas Buenaventura SAA — ADR	33,437
		33,437
	PHILIPPINES — 2.6%
	Communication Services — 0.5%
5,704	PLDT, Inc.	129,184

	Consumer Discretionary — 0.5%
27,850	Jollibee Foods Corporation	127,219

	Consumer Staples — 0.3%
25,960	Universal Robina Corporation	86,272

	Financials — 0.4%
38,460	Bank of the Philippine Islands	64,977
10,610	BDO Unibank, Inc.	30,368
		95,345
	Industrials — 0.5%
2,260	Ayala Corporation	40,158
4,200	SM Investments Corporation	82,777
		122,935
	Real Estate — 0.3%
54,500	Ayala Land, Inc.	49,519
66,000	SM Prime Holdings, Inc.	44,754
		94,273
	Utilities — 0.1%
5,160	Manila Electric Company	36,179
		691,407
	POLAND — 0.5%
	Energy — 0.3%
2,760	Polski Koncern Naftowy ORLEN SA	62,983

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Maximum Diversification Emerging Markets Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 97.7% (Continued)
	POLAND — 0.5% (Continued)
	Financials — 0.2%
6,123	Powszechna Kasa Oszczednosci Bank Polski SA	$60,352
		123,335
	REPUBLIC OF KOREA — 10.3%
	Communication Services — 1.5%
11,792	LG Uplus Corporation	128,507
801	NAVER Corporation	96,881
204	NCSoft Corporation	90,442
408	SK Telecom Company, Ltd.	80,674
		396,504
	Consumer Discretionary — 2.6%
2,400	Fila Korea, Ltd.	113,337
7,683	Hanon Systems	73,579
2,118	HLB, Inc. (a)	73,878
516	Hyundai Mobis Company, Ltd.	105,863
936	Hyundai Motor Company	99,300
2,244	Kia Motors Corporation	80,960
1,688	Woongjin Coway Company, Ltd.	117,342
		664,259
	Consumer Staples — 0.9%
528	BGF retail Company, Ltd.	88,708
71	LG Household & Health Care, Ltd.	69,109
1,178	Orion Corporation	87,627
		245,444
	Financials — 1.7%
2,014	DB Insurance Company, Ltd.	79,645
2,218	Hana Financial Group, Inc.	59,513
2,740	Hyundai Marine & Fire Insurance Company, Ltd.	54,065
3,223	Meritz Fire & Marine Insurance Company, Ltd.	47,763
312	Samsung Fire & Marine Insurance Company, Ltd.	58,987
981	Samsung Life Insurance Company, Ltd.	55,236
1,488	Shinhan Financial Group Company, Ltd.	50,061
4,769	Woori Financial Group, Inc. (a)	46,853
		452,123
	Health Care — 0.9%
887	Celltrion Healthcare Company, Ltd. (a)	32,551
738	Celltrion, Inc. (a)	95,658
804	Celltrion Pharmaceutical, Inc. (a)	21,971
275	Medy-Tox, Inc.	79,917
759	SillaJen, Inc. (a)	6,580
		236,677
	Industrials — 2.2%
1,634	Hanjin Kal Corporation	39,796
795	Hyundai Elevator Company, Ltd.	51,654
693	Hyundai Glovis Company, Ltd.	91,542
3,408	Hyundai Rotem Company, Ltd. (a)	48,254

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Maximum Diversification Emerging Markets Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 97.7% (Continued)
	REPUBLIC OF KOREA — 10.3% (Continued)
	Industrials — 2.2% (Continued)
4,326	Korea Aerospace Industries, Ltd.	$140,361
1,227	S-1 Corporation	102,313
627	Samsung C&T Corporation	44,725
271	SK Holdings Company, Ltd.	44,747
		563,392
	Information Technology — 0.5%
2,043	SK Hynix, Inc.	130,550
		2,688,949
	RUSSIAN FEDERATION — 1.0%
	Communication Services — 0.2%
1,755	Yandex NV — A Shares (a)	65,111

	Consumer Staples — 0.2%
1,068	Magnit PJSC	59,163

	Industrials — 0.3%
43,900	Aeroflot PJSC	72,324

	Materials — 0.3%
61,560	Alrosa PJSC	68,629
		265,227
	SOUTH AFRICA — 3.6%
	Materials — 3.6%
24,290	AngloGold Ashanti, Ltd.	553,732
40,767	Gold Fields, Ltd.	243,950
104,076	Sibanye Gold, Ltd. (a)	143,052
		940,734
		940,734
	TAIWAN — 12.1%
	Communication Services — 1.9%
24,000	Chunghwa Telecom Company, Ltd.	83,286
79,000	Far EasTone Telecommunications Company, Ltd.	184,107
60,000	Taiwan Mobile Company, Ltd.	213,945
		481,338
	Consumer Discretionary — 1.7%
6,000	Eclat Textile Company, Ltd.	73,352
12,100	Feng TAY Enterprise Company, Ltd.	78,779
10,000	Giant Manufacturing Company, Ltd.	69,564
9,450	Makalot Industrial Company, Ltd.	55,659
7,000	Merida Industry Company, Ltd.	40,449
8,000	Nien Made Enterprise Company, Ltd.	70,041
102,000	Tatung Company, Ltd. (a)	54,718
		442,562
	Consumer Staples — 1.1%
16,000	President Chain Store Corporation	148,742
5,745	TCI Company, Ltd.	56,334
36,000	Uni-President Enterprises Corporation	87,794
		292,870

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Maximum Diversification Emerging Markets Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 97.7% (Continued)
	TAIWAN — 12.1% (Continued)
	Financials — 1.4%
63,000	Cathay Financial Holding Company, Ltd.	$80,530
108,000	CTBC Financial Holding Company, Ltd.	69,971
17,137	E.Sun Financial Holding Company, Ltd.	13,776
74,740	First Financial Holding Company, Ltd.	51,159
48,000	Fubon Financial Holding Company, Ltd.	66,705
94,000	Mega Financial Holding Company, Ltd.	86,039
		368,180
	Health Care — 0.2%
2,000	St Shine Optical Company, Ltd.	28,972
7,000	TaiMed Biologics, Inc. (a)	32,537
		61,509
	Information Technology — 4.7%
32,000	Accton Technology Corporation	168,609
66,000	E Ink Holdings, Inc.	58,625
55,400	Hon Hai Precision Industry Company, Ltd.	130,871
1,000	Largan Precision Company, Ltd.	123,846
12,000	MediaTek, Inc.	140,401
18,000	Radiant Opto-Electronics Corporation	65,043
2,408	Silicon Motion Technology Corporation — ADR	77,706
43,000	Taiwan Semiconductor Manufacturing Company, Ltd.	354,568
89,000	Unimicron Technology Corporation	110,648
		1,230,317
	Materials — 1.1%
106,000	China Steel Corporation	78,125
31,000	Formosa Plastics Corporation	92,872
23,000	Nan Ya Plastics Corporation	50,379
52,435	Taiwan Cement Corporation	64,188
		285,564
		3,162,340
	THAILAND — 8.8%
	Communication Services — 1.5%
27,000	Advanced Info Service pcl	204,890
29,100	Total Access Communication pcl — NVDR	58,538
608,300	True Corporation pcl	125,351
		388,779
	Consumer Discretionary — 0.4%
189,400	Home Product Center pcl	111,512

	Consumer Staples — 2.4%
60,800	Berli Jucker pcl	107,888
9,400	Carabao Group pcl	23,598
63,000	Charoen Pokphand Foods pcl	60,790
131,000	CP ALL pcl	359,932
148,800	Thai Union Group pcl	84,688
		636,896

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Maximum Diversification Emerging Markets Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 97.7% (Continued)
	THAILAND — 8.8% (Continued)
	Energy — 0.4%
5,300	PTT Exploration & Production pcl — NVDR	$21,583
60,000	PTT pcl	86,843
		108,426
	Financials — 1.4%
13,800	Bangkok Bank pcl	77,413
13,200	Kasikornbank pcl	69,082
29,200	Krungthai Card pcl	43,696
9,600	Siam Commercial Bank pcl	38,780
21,600	Tisco Financial Group pcl	72,065
986,400	TMB Bank pcl	50,332
		351,368
	Health Care — 0.8%
151,600	Bangkok Dusit Medical Services pcl	117,025
18,000	Bumrungrad Hospital pcl	81,544
		198,569
	Industrials — 0.8%
40,000	Airports of Thailand pcl	94,202
331,400	Bangkok Expressway & Metro pcl	121,405
		215,607
	Materials — 0.3%
61,100	Indorama Ventures pcl — NVDR	70,448

	Real Estate — 0.3%
34,300	Central Pattana pcl	75,450

	Utilities — 0.5%
90,900	Energy Absolute pcl — NVDR	140,487
		2,297,542
	TURKEY — 1.6%
	Consumer Staples — 0.2%
7,376	BIM Birlesik Magazalar AS	59,527
	Energy — 0.3%
3,866	Tupras Turkiye Petrol Rafinerileri AS	83,607

	Industrials — 0.9%
18,098	KOC Holding AS	54,329
11,867	TAV Havalimanlari Holding AS	48,069
12,833	Tekfen Holding AS	45,638
45,638	Turk Hava Yollari AO (a)	88,515
		236,551
	Materials — 0.2%
39,380	Eregli Demir ve Celik Fabrikalari TAS	43,326
		423,011
	UNITED STATES — 0.2%
	Information Technology — 0.2%
199	Apple, Inc.	41,539
		41,539
	TOTAL COMMON STOCKS (Cost $26,610,066)	25,538,519

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Maximum Diversification Emerging Markets Core Equity ETF (Continued)

Shares	Security Description	Value
	PREFERRED STOCKS — 1.8%
	BRAZIL — 1.7%
	Communication Services — 0.1%
1,800	Telefonica Brasil SA	$23,370

	Energy — 0.6%
27,000	Petroleo Brasileiro SA	166,031

	Financials — 0.5%
3,720	Banco Bradesco SA	29,798
12,300	Banco do Estado do Rio Grande do Sul SA — Class B	66,111
4,500	Itau Unibanco Holding SA	37,026
		132,935
	Utilities — 0.5%
5,000	Cia Energetica de Sao Paulo	33,481
6,500	Cia Paranaense de Energia	83,039
		116,520
		438,856
	RUSSIAN FEDERATION — 0.1%
	Energy — 0.1%
3,930	Tatneft PJSC	37,464
		37,464
	TOTAL PREFERRED STOCKS (Cost $460,234)	476,320

	CLOSED END FUNDS — 0.1%
	THAILAND — 0.1%
32,638	Digital Telecommunications Infrastructure Fund	18,042
	TOTAL CLOSED END FUNDS (Cost $17,416)	18,042

	SHORT-TERM INVESTMENTS — 0.2%
	Money Market Funds — 0.2.%
51,416	Invesco Government & Agency Portfolio — Institutional Class, 2.02% (c)	51,416
	TOTAL SHORT-TERM INVESTMENTS (Cost $51,416)	51,416

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

August 31, 2019

Nationwide Maximum Diversification Emerging Markets Core Equity ETF (Continued)

Principal
Amount	Security Description	Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 0.3%
	Repurchase Agreements — 0.3%
$67,041	RBC Dominion Securities, Inc. — 2.16%, dated 8/30/2019, matures 9/03/2019, repurchase
	price $67,045 (collateralized by various U.S. government obligations: Total Value $68,382)	$67,041
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING
	(Cost $67,041)	67,041

	Total Investments (Cost $27,206,173) — 100.1%	26,151,338
	Liabilities in Excess of Other Assets — (0.1)%	(34,317)
	TOTAL NET ASSETS — 100.0%	$26,117,021

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of August 31, 2019. The total value of securities on loan is $60,500.
(c)	Rate shown is the annualized seven-day yield as of August 31, 2019.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities

August 31, 2019

				Nationwide
			Nationwide	Maximum
		Nationwide	Maximum	Diversification
	Nationwide	Risk-Based	Diversification	Emerging
	Risk-Based U.S.	International	U.S. Core	Markets Core
	Equity ETF	Equity ETF	Equity ETF	Equity ETF
ASSETS
Investments in securities, at value*+ (Note 2)	$147,061,776	$120,023,607	$132,633,564	$26,151,338
Foreign currency, at value*	—	2,095	—	5,030
Dividends and interest receivable	245,466	322,227	183,896	46,745
Securities lending income receivable	5,304	640	4,724	100
Reclaims receivable	743	294,201	485	2,310
Total Assets	147,313,289	120,642,770	132,822,669	26,205,523

LIABILITIES
Collateral received for securities loaned (Note 4)	32,647,003	3,892,326	27,093,618	67,041
Management fees payable	28,892	41,343	30,434	14,037
Payable for securities purchased	—	—	—	7,424
Total Liabilities	32,675,895	3,933,669	27,124,052	88,502

NET ASSETS	$114,637,394	$116,709,101	$105,698,617	$26,117,021

Net Assets Consist of:
Paid-in capital	$107,237,718	$124,063,883	$99,710,813	$30,043,642
Total distributable earnings
(accumulated deficit)	7,399,676	(7,354,782)	5,987,804	(3,926,621)
Net assets	$114,637,394	$116,709,101	$105,698,617	$26,117,021

Net asset value:
Net assets	$114,637,394	$116,709,101	$105,698,617	$26,117,021
Shares outstanding^	3,925,000	4,725,000	3,625,000	1,200,000
Net asset value, offering and
redemption price per share	$29.21	$24.70	$29.16	$21.76
*Identified Cost:
Investment in Securities	$133,842,297	$119,288,136	$123,965,453	$27,206,173
Foreign Currency	—	2,097	—	5,013

^	No par value, unlimited number of shares authorized.
+	Including securities on loan of $31,942,428, $3,068,385, $26,389,483, and $60,500, respectively.

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the Year Ended August 31, 2019

				Nationwide
			Nationwide	Maximum
		Nationwide	Maximum	Diversification
	Nationwide	Risk-Based	Diversification	Emerging
	Risk-Based U.S.	International	U.S. Core	Markets Core
	Equity ETF	Equity ETF	Equity ETF	Equity ETF
INCOME
Dividends*	$2,467,424	$3,614,961	$2,112,199	$552,668
Interest	4,280	7,680	3,177	1,293
Securities lending income, net (Note 4)	38,876	20,653	40,063	3,612
Total investment income	2,510,580	3,643,294	2,155,439	557,573

EXPENSES
Management fees	335,307	484,306	351,481	168,079
Total expenses	335,307	484,306	351,481	168,079
Net investment income (loss)	2,175,273	3,158,988	1,803,958	389,494

REALIZED & UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(7,875)	(7,221,383)	2,430,648	(2,695,700)
Foreign currency	(14)	1,400	(48)	(25,878)**
Change in unrealized
appreciation (depreciation) on:
Investments	6,171,917	1,398,575	(4,591,571)	486,623
Foreign currency	—	(3,386)	(6)	(140)
Net realized and unrealized
gain (loss) on investments	6,164,028	(5,824,794)	(2,160,977)	(2,235,095)
Net increase (decrease) in net assets
resulting from operations	$8,339,301	$(2,665,806)	$(357,019)	$(1,845,601)

*	Net of foreign taxes withheld of $548, $349,207, $101, and $75,224, respectively.
**	Net of $1,829 in foreign capital gain taxes.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

Nationwide Risk-Based U.S. Equity ETF

	Year Ended	Period Ended
	August 31, 2019	August 31, 2018^
OPERATIONS
Net investment income (loss)	$2,175,273	$2,221,673
Net realized gain (loss) on investments and foreign currency	(7,889)	3,809,716
Change in unrealized appreciation (depreciation) on investments	6,171,917	7,047,562
Net increase (decrease) in net assets resulting from operations	8,339,301	13,078,951

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(2,452,837)	(567,191)+
Total distributions to shareholders	(2,452,837)	(567,191)

CAPITAL SHARE TRANSACTIONS
Proceeds from subscriptions	17,604,895	173,584,335
Payments for shares redeemed	(26,954,940)	(67,995,120)
Transaction fees (Note 7)	—	—
Net increase (decrease) in net assets derived
from capital share transactions (a)	(9,350,045)	105,589,215
Net increase (decrease) in net assets	$(3,463,581)	$118,100,975

NET ASSETS
Beginning of year/period	$118,100,975	$—
End of year/period	$114,637,394	$118,100,975 *

(a) A summary of capital share transactions is as follows:
	Year Ended	Period Ended
	August 31, 2019	August 31, 2018^
	Shares	Shares
Subscriptions	650,000	6,850,000
Redemptions	(975,000)	(2,600,000)
Net increase (decrease)	(325,000)	4,250,000

^	Inception date of September 15, 2017. The information presented is for the period from September 15, 2017 to August 31, 2018.
+	Due to Regulation S-X updates, separate disclosure of distributions are no longer required. Distribution is comprised of net investment income of $483,811 and net realized gains of $83,380.
*	Due to Regulation S-X updates, parenthetical disclosure of undistributed (accumulated) net investment income (loss) is no longer required. Includes undistributed net investment income of $1,654,414.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (Continued)

Nationwide Risk-Based International Equity ETF

	Year Ended	Period Ended
	August 31, 2019	August 31, 2018^
OPERATIONS
Net investment income (loss)	$3,158,988	$2,745,351
Net realized gain (loss) on investments and foreign currency	(7,219,983)	3,407,398
Change in unrealized appreciation (depreciation)
on investments and foreign currency	1,395,189	(666,577)
Net increase (decrease) in net assets resulting from operations	(2,665,806)	5,486,172

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(3,061,273)	(612,668)+
Total distributions to shareholders	(3,061,273)	(612,668)

CAPITAL SHARE TRANSACTIONS
Proceeds from subscriptions	4,750,293	161,970,185
Payments for shares redeemed	(1,864,215)	(47,294,270)
Transaction fees (Note 7)	—	683
Net increase (decrease) in net assets derived
from capital share transactions (a)	2,886,078	114,676,598
Net increase (decrease) in net assets	$(2,841,001)	$119,550,102

NET ASSETS
Beginning of year/period	$119,550,102	$—
End of year/period	$116,709,101	$119,550,102 *

(a) A summary of capital share transactions is as follows:
	Year Ended	Period Ended
	August 31, 2019	August 31, 2018^
	Shares	Shares
Subscriptions	200,000	6,400,000
Redemptions	(75,000)	(1,800,000)
Net increase (decrease)	125,000	4,600,000

^	Inception date of September 15, 2017. The information presented is for the period from September 15, 2017 to August 31, 2018.
+	Due to Regulation S-X updates, separate disclosure of distributions are no longer required. Distribution is comprised of net investment income of $505,080 and net realized gains of $107,588.
*	Due to Regulation S-X updates, parenthetical disclosure of undistributed (accumulated) net investment income (loss) is no longer required. Includes undistributed net investment income of $2,305,428.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (Continued)

Nationwide Maximum Diversification U.S. Core Equity ETF

	Year Ended	Period Ended
	August 31, 2019	August 31, 2018^
OPERATIONS
Net investment income (loss)	$1,803,958	$1,431,334
Net realized gain (loss) on investments and foreign currency	2,430,600	4,974,760
Change in unrealized appreciation (depreciation)
on investments and foreign currency	(4,591,577)	13,259,688
Net increase (decrease) in net assets resulting from operations	(357,019)	19,665,782

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(1,544,599)	(496,358)+
Total distributions to shareholders	(1,544,599)	(496,358)

CAPITAL SHARE TRANSACTIONS
Proceeds from subscriptions	14,938,460	125,293,255
Payments for shares redeemed	(21,636,517)	(30,164,395)
Transaction fees (Note 7)	8	—
Net increase (decrease) in net assets derived
from capital share transactions (a)	(6,698,049)	95,128,860
Net increase (decrease) in net assets	$(8,599,667)	$114,298,284

NET ASSETS
Beginning of year/period	$114,298,284	$—
End of year/period	$105,698,617	$114,298,284 *

(a) A summary of capital share transactions is as follows:
	Year Ended	Period Ended
	August 31, 2019	August 31, 2018^
	Shares	Shares
Subscriptions	525,000	4,950,000
Redemptions	(750,000)	(1,100,000)
Net increase (decrease)	(225,000)	3,850,000

^	Inception date of September 15, 2017. The information presented is for the period from September 15, 2017 to August 31, 2018.
+	Due to Regulation S-X updates, separate disclosure of distributions are no longer required. Distribution is comprised of net investment income of $496,014 and net realized gains of $344.
*	Due to Regulation S-X updates, parenthetical disclosure of undistributed (accumulated) net investment income (loss) is no longer required. Includes undistributed net investment income of $934,968.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (Continued)

Nationwide Maximum Diversification Emerging Markets Core Equity ETF

	Year Ended	Period Ended
	August 31, 2019	August 31, 2018^
OPERATIONS
Net investment income (loss)	$389,494	$261,869
Net realized gain (loss) on investments and foreign currency	(2,721,578)	(455,257)
Change in unrealized appreciation (depreciation)
on investments and foreign currency	486,483	(1,541,591)
Net increase (decrease) in net assets resulting from operations	(1,845,601)	(1,734,979)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(346,041)	—
Total distributions to shareholders	(346,041)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from subscriptions	—	29,963,820
Payments for shares redeemed	—	—
Transaction fees (Note 7)	—	79,822
Net increase (decrease) in net assets derived
from capital share transactions (a)	—	30,043,642
Net increase (decrease) in net assets	$(2,191,642)	$28,308,663

NET ASSETS
Beginning of year/period	$28,308,663	$—
End of year/period	$26,117,021	$28,308,663 *

(a) A summary of capital share transactions is as follows:

	Year Ended	Period Ended
	August 31, 2019	August 31, 2018^
	Shares	Shares
Subscriptions	—	1,200,000
Redemptions	—	—
Net increase (decrease)	—	1,200,000

^	Inception date of March 26, 2018. The information presented is for the period from March 26, 2018 to August 31, 2018.
*	Due to Regulation S-X updates, parenthetical disclosure of undistributed (accumulated) net investment income (loss) is no longer required. Includes undistributed net investment income of $208,824.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a capital share outstanding throughout the year/period

Nationwide Risk-Based U.S. Equity ETF

	Year Ended	Period Ended
	August 31, 2019	August 31, 2018(1)
Net asset value, beginning of year/period	$27.79	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.53	0.51
Net realized and unrealized gain (loss) on investments	1.49	2.41
Total from investment operations	2.02	2.92

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.60)	(0.11)
From realized gains	—	(0.02)
Total distributions	(0.60)	(0.13)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (Note 7)	—	—

Net asset value, end of year/period	$29.21	$27.79

Total return	7.70%	11.70	%(3)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$114,637	$118,101

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.30%	0.30	%(4)
Net investment income to average net assets	1.95%	2.03	%(4)

Portfolio turnover rate(5)	76%	87	%(3)

(1)	Inception date of September 15, 2017.
(2)	Calculated based on average shares outstanding during the year/period.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (Continued)

For a capital share outstanding throughout the year/period

Nationwide Risk-Based International Equity ETF

	Year Ended	Period Ended
	August 31, 2019	August 31, 2018(1)
Net asset value, beginning of year/period	$25.99	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.68	0.59
Net realized and unrealized gain (loss) on investments	(1.30)	0.53
Total from investment operations	(0.62)	1.12

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.67)	(0.11)
From realized gains	—	(0.02)
Total distributions	(0.67)	(0.13)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (Note 7)	—	0.00	(3)

Net asset value, end of year/period	$24.70	$25.99

Total return	-2.14%	4.48	%(4)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$116,709	$119,550

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.42%	0.42	%(5)
Net investment income to average net assets	2.74%	2.36	%(5)

Portfolio turnover rate(6)	98%	145	%(4)

(1)	Inception date of September 15, 2017.
(2)	Calculated based on average shares outstanding during the year/period.
(3)	Represents less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (Continued)

For a capital share outstanding throughout the year/period

Nationwide Maximum Diversification U.S. Core Equity ETF

	Year Ended	Period Ended
	August 31, 2019	August 31, 2018(1)
Net asset value, beginning of year/period	$29.69	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.49	0.35
Net realized and unrealized gain (loss) on investments	(0.60)	4.46
Total from investment operations	(0.11)	4.81

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.42)	(0.12)
From realized gains	—	(0.00	)(3)
Total distributions	(0.42)	(0.12)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (Note 7)	0.00 (3)	—

Net asset value, end of year/period	$29.16	$29.69

Total return	-0.11%	19.27	%(4)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$105,699	$114,298

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.34%	0.34	%(5)
Net investment income to average net assets	1.75%	1.35	%(5)

Portfolio turnover rate(6)	37%	26	%(4)

(1)	Inception date of September 15, 2017.
(2)	Calculated based on average shares outstanding during the year/period.
(3)	Represents less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (Continued)

For a capital share outstanding throughout the year/period

Nationwide Maximum Diversification Emerging Markets Core Equity ETF

	Year Ended	Period Ended
	August 31, 2019	August 31, 2018(1)
Net asset value, beginning of year/period	$23.59	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.32	0.23
Net realized and unrealized gain (loss) on investments	(1.86)	(1.71)
Total from investment operations	(1.54)	(1.48)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.29)	—
From realized gains	—	—
Total distributions	(0.29)	—

CAPITAL SHARE TRANSACTIONS
Transaction Fees (See Note 7)	—	0.07

Net asset value, end of year/period	$21.76	$23.59

Total return	-6.46%	-5.64	%(3)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$26,117	$28,309

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.64%	0.64	%(4)
Net investment income to average net assets	1.48%	2.16	%(4)

Portfolio turnover rate(5)	44%	7	%(3)

(1)	Inception date of March 26, 2018.
(2)	Calculated based on average shares outstanding during the year/period.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

August 31, 2019

NOTE 1 – ORGANIZATION

Nationwide Risk-Based U.S. Equity ETF, Nationwide Risk-Based International Equity ETF, Nationwide Maximum Diversification U.S. Core Equity ETF and Nationwide Maximum Diversification Emerging Markets Core Equity ETF (individually each a “Fund” or collectively the “Funds”) are diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of Nationwide Risk-Based U.S. Equity ETF is to track the performance of the Rothschild & Co Risk-Based US IndexSM. The investment objective of Nationwide Risk-Based International Equity ETF is to track the performance of the Rothschild & Co Risk-Based International IndexSM. The investment objective of Nationwide Maximum Diversification U.S. Core Equity ETF is to track the performance of the TOBAM Maximum Diversification® USA Index. The investment objective of Nationwide Maximum Diversification Emerging Markets Core Equity ETF is to track the performance of the TOBAM Maximum Diversification® Emerging Index. The inception date for the Nationwide Risk-Based U.S. Equity ETF, Nationwide Risk-Based International Equity ETF and Nationwide Maximum Diversification U.S. Core Equity ETF is September 15, 2017. The inception date for the Nationwide Maximum Diversification Emerging Markets Core Equity ETF is March 26, 2018.

The end of the reporting period for the Funds is August 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2019 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and closed end funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Short-term securities, including repurchase agreements, that have maturities of less than 60 days at the time of purchase are valued at amortized cost, which, when combined with accrued interest, approximates fair value.

Shares of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s net asset value per share as provided by the underlying fund’s administrator. These shares are generally classified as Level 2 investments.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Funds’ Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the

Notes to Financial Statements (Continued)

August 31, 2019

particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Funds may cause the NAV of their shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of the end of the reporting period:

Nationwide Risk-Based U.S. Equity ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$114,374,671	$—	$—	$114,374,671
Short-Term Investments	40,102	—	—	40,102
Investments Purchased
With Proceeds From
Securities Lending	—	32,647,003	—	32,647,003
Total Investments in
Securities, at value	$114,414,773	$32,647,003	$—	$147,061,776

Nationwide Risk-Based International Equity ETF

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$115,857,327	$—	$—	$115,857,327
Short-Term Investments	273,954	—	—	273,954
Investments Purchased
With Proceeds From
Securities Lending	—	3,892,326	—	3,892,326
Total Investments in
Securities, at value	$116,131,281	$3,892,326	$—	$120,023,607

Notes to Financial Statements (Continued)

August 31, 2019

Nationwide Maximum Diversification U.S. Core Equity ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$105,437,573	$—	$—	$105,437,573
Short-Term Investments	102,373	—	—	102,373
Investments Purchased
With Proceeds From
Securities Lending	—	27,093,618	—	27,093,618
Total Investments in
Securities, at value	$105,539,946	$27,093,618	$—	$132,633,564

Nationwide Maximum Diversification Emerging Markets Core Equity ETF

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$25,538,519	$—	$—	$25,538,519
Preferred Stocks	476,320	—	—	476,320
Closed End Funds	18,042	—	—	18,042
Short-Term Investments	51,416	—	—	51,416
Investments Purchased
With Proceeds From
Securities Lending	—	67,041	—	67,041
Total Investments in
Securities, at value	$26,084,297	$67,041	$—	$26,151,338

^	See Schedules of Investments for breakout of investments by sector classification.
*	See Schedules of Investments for breakout of investments by country and sector classifications.

During the current fiscal period, the Funds did not recognize any transfers to or from Level 3.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. The Funds’ policy is to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Each Fund plans to file U.S. Federal and various state and local tax returns.

Notes to Financial Statements (Continued)

August 31, 2019

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expenses in the Statements of Operations. During the current fiscal period, the Funds did not incur any interest or penalties.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends and foreign taxes on capital gains have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations. Interest income is recorded on an accrual basis.

Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to the Funds’ shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Funds’ shareholders may represent a return of capital.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by the Funds on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange, Inc. (“NYSE”) is closed for trading. The offering and redemption price per share of each Fund is equal to each Fund’s NAV per share.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share and are primarily due to differing book and tax treatments for in-kind transactions. During the current fiscal period, the following table shows the reclassifications made:

Notes to Financial Statements (Continued)

August 31, 2019

	Distributable Earnings	Paid In
	(Accumulated Deficit)	Capital
Nationwide Risk-Based U.S. Equity ETF	$(3,971,923)	$3,971,923
Nationwide Risk-Based International Equity ETF	(389,120)	389,120
Nationwide Maximum Diversification U.S. Core Equity ETF	(5,808,474)	5,808,474
Nationwide Maximum Diversification
Emerging Markets Core Equity ETF	—	—

During the current fiscal period, the Funds realized the following net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Funds rather than for cash. Because such gains are not taxable to the Funds, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated deficit) to paid-in capital.

Nationwide Risk-Based U.S. Equity ETF	$3,971,933
Nationwide Risk-Based International Equity ETF	389,120
Nationwide Maximum Diversification U.S. Core Equity ETF	5,808,474
Nationwide Maximum Diversification Emerging Markets Core Equity ETF	—

J.
Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Funds’ financial statements.

K.
New Accounting Pronouncements. In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated the impact of these changes and has adopted the disclosure framework.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Nationwide Fund Advisors (“NFA” or the “Adviser”) serves as the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is responsible for arranging, in consultation with Vident Investment Advisory, LLC, (the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and all other related services necessary for the Funds to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Funds, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses and distribution (12b-1) fees and expenses. For services provided to the Funds, Nationwide Risk-Based U.S. Equity ETF pays the Adviser 0.30%, Nationwide Risk-Based International Equity ETF pays the Adviser 0.42%, Nationwide Maximum Diversification U.S. Core Equity ETF pays the Adviser 0.34% and Nationwide Maximum Diversification Emerging Markets Core Equity ETF pays the Adviser 0.64% at an annual rate based on each Fund’s average daily net assets.

Notes to Financial Statements (Continued)

August 31, 2019

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) acts as the Funds’ Administrator and, in that capacity, performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Funds’ Custodian, transfer agent and accountants. Fund Services also serves as the transfer agent and fund accountant to the Funds. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ Custodian.

Quasar Distributors, LLC, (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator.

Bank of New York Mellon (“BNY” or the “Sub-Custodian”) acts as the securities lending agent for the Nationwide Risk-Based International Equity ETF and the Nationwide Maximum Diversification Emerging Markets Core Equity ETF and the Custodian acts as the securities lending agent for the Nationwide Risk-Based U.S. Equity ETF and the Nationwide Maximum Diversification U.S. Core Equity ETF (the “Securities Lending Agents”).

A Trustee and all officers of the Trust are affiliated with the Administrator, Distributor, and Custodian.

NOTE 4 – SECURITIES LENDING

The Funds may lend up to 331⁄3% of the value of the securities in their portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Securities Lending Agents. The securities lending agreements require that loans are collateralized at all times in an amount equal to at least 102% of the value of any domestic loaned securities at the time of the loan plus accrued interest. The use of loans of foreign securities, which are denominated and payable in U.S. dollars, shall be collateralized in an amount equal to 105% of the value of any loaned securities at the time of the loan plus accrued interest. The Funds receive compensation in the form of fees and earn interest on the non-cash and cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreements to recall the securities from the borrower on demand.

The Securities Lending Agreements provide that, in the event of a borrower’s material default, the Securities Lending Agent shall take all actions the Securities Lending Agent deems appropriate to liquidate the collateral, purchase replacement securities at the Securities Lending Agent’s expense, or pay the Fund an amount equal to the market value of the loaned securities, subject to certain limitations which are set forth in detail in the Securities Lending Agreements between the Funds and the Securities Lending Agents.

As of the end of the current fiscal period, the Funds had loaned securities that were collateralized by cash equivalents. The cash collateral is invested by the Securities Lending Agents in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the Securities Lending Agents.

Notes to Financial Statements (Continued)

August 31, 2019

As of the end of the current fiscal period, the values of the securities on loan and payable for collateral due to broker were as follows:

	Value of	Payable for
Fund	Securities on Loan	Collateral Received
Nationwide Risk-Based U.S. Equity ETF	$31,942,428	$32,647,003	*
Nationwide Risk-Based International Equity ETF	3,068,385	3,892,326	^
Nationwide Maximum Diversification
U.S. Core Equity ETF	26,389,483	27,093,618	*
Nationwide Maximum Diversification
Emerging Markets Core Equity ETF	60,500	67,041	^

*
The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC as shown on the Schedule of Investments, a short-term investment portfolio with an overnight and continuous maturity. The investment objective is to seek to maximize current income to the extent consistent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit.

^	The cash collateral received was invested in repurchase agreements collateralized by various U.S. government obligations, short-term investments with an overnight and continuous maturity.

The Nationwide Risk-Based International Equity ETF and Nationwide Maximum Diversification Emerging Markets Core Equity ETF receive cash collateral in return for securities loaned as part of the securities lending program. The collateral is invested in various repurchase agreements with selected commercial banks and broker-dealers, under which the Funds acquire U.S. government obligations as collateral subject to an obligation of the counterparty to repurchase and the Funds to resell the securities at an agreed upon time and price. The Funds, through the Sub-Custodian, receive delivery of the underlying securities collateralizing repurchase agreements. The Funds require the Sub-Custodian to take possession of all securities held as collateral for repurchase agreements. The Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction and it is the Funds’ policy that the fair value of the collateral be at least equal to 102% of the repurchase price. The value of the related collateral that the Funds received for repurchase agreements exceeded the value of the repurchase agreements at the end of the reporting period. The Schedules of Investments for the Funds include investments purchased with particular cash collateral holdings as of the end of the reporting period.

The interest income earned by the Funds on non-cash collateral and investments of cash collateral received from borrowers for the securities loaned to them (“Securities Lending Income”) is reflected in the Funds’ Statements of Operations. Fees and interest income earned on collateral investments and recognized by the Funds during the current fiscal period were as follows:

Fund	Fees and Interest Earned
Nationwide Risk-Based U.S. Equity ETF	$38,876
Nationwide Risk-Based International Equity ETF	20,653
Nationwide Maximum Diversification U.S. Core Equity ETF	40,063
Nationwide Maximum Diversification Emerging Markets Core Equity ETF	3,612

Due to the absence of a master netting agreement related to the Funds’ participation in securities lending, no offsetting disclosures have been made on behalf of the Funds.

Notes to Financial Statements (Continued)

August 31, 2019

NOTE 5 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Funds, excluding short-term securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Nationwide Risk-Based U.S. Equity ETF	$85,423,986	$84,296,564
Nationwide Risk-Based International Equity ETF	112,250,809	111,965,119
Nationwide Maximum Diversification U.S. Core Equity ETF	38,848,570	38,255,643
Nationwide Maximum Diversification
Emerging Markets Core Equity ETF	11,554,519	11,498,158

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, the in-kind security transactions associated with creations and redemptions were as follows:

Fund	In-Kind Purchases	In-Kind Redemptions
Nationwide Risk-Based U.S. Equity ETF	$17,542,703	$26,891,140
Nationwide Risk-Based International Equity ETF	4,710,160	1,823,810
Nationwide Maximum Diversification U.S. Core Equity ETF	14,873,845	21,536,508
Nationwide Maximum Diversification
Emerging Markets Core Equity ETF	—	—

NOTE 6 – INCOME TAX INFORMATION

The components of tax basis cost of investments and distributable earnings (accumulated deficit) for federal income tax purposes as of August 31, 2019, were as follows:

				Nationwide
			Nationwide	Maximum
		Nationwide	Maximum	Diversification
	Nationwide	Risk-Based	Diversification	Emerging
	Risk-Based U.S.	International	U.S. Core	Markets Core
	Equity ETF	Equity ETF	Equity ETF	Equity ETF
Tax cost of investments	$135,348,842	$121,226,553	$124,735,908	$27,272,692
Gross tax unrealized appreciation	$16,729,257	$8,887,114	$17,026,270	$2,784,725
Gross tax unrealized depreciation	(5,016,323)	(10,087,965)	(9,128,614)	(3,901,049)
Net tax unrealized
appreciation (depreciation)	11,712,934	(1,200,851)	7,897,656	(1,116,324)
Undistributed ordinary income	1,376,835	2,429,550	1,194,322	300,011
Undistributed long-term
capital gains	—	—	—	—
Accumulated gain (loss)	1,376,835	2,429,550	1,194,322	300,011
Other accumulated gain (loss)	(5,690,093)	(8,583,481)	(3,104,174)	(3,110,308)
Distributable earnings
(accumulated deficit)	$7,399,676	$(7,354,782)	$5,987,804	$(3,926,621)

Notes to Financial Statements (Continued)

August 31, 2019

The difference between book and tax-basis cost is due primarily to timing differences in recognizing wash sale losses in security transactions and tax treatment of passive foreign investment companies.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended August 31, 2019, the Funds did not elect to defer any post-October capital losses or late-year ordinary losses.

As of August 31, 2019, the Funds had the following capital loss carryforward available for federal income tax purposes, with an indefinite expiration:

	Short-Term	Long-Term
Nationwide Risk-Based U.S. Equity ETF	$4,911,920	$778,173
Nationwide Risk-Based International Equity ETF	6,244,344	2,338,167
Nationwide Maximum Diversification U.S. Core Equity ETF	2,056,787	1,047,387
Nationwide Maximum Diversification
Emerging Markets Core Equity ETF	2,670,760	439,258

The tax character of distributions declared by the Funds during the current fiscal period were as follows:

	Year Ended August 31, 2019
	Ordinary	Long Term	Return of
Fund	Income	Capital Gain	Capital
Nationwide Risk-Based U.S. Equity ETF	$2,452,837	$—	$—
Nationwide Risk-Based International Equity ETF	3,061,273	—	—
Nationwide Maximum Diversification
U.S. Core Equity ETF	1,544,599	—	—
Nationwide Maximum Diversification
Emerging Markets Core Equity ETF	346,041	—	—

	Year Ended August 31, 2018
	Ordinary	Long Term	Return of
Fund	Income	Capital Gain	Capital
Nationwide Risk-Based U.S. Equity ETF	$567,191	$—	$—
Nationwide Risk-Based International Equity ETF	612,668	—	—
Nationwide Maximum Diversification
U.S. Core Equity ETF	496,358	—	—
Nationwide Maximum Diversification
Emerging Markets Core Equity ETF	—	—	—

NOTE 7 – SHARE TRANSACTIONS

Shares of the Funds are listed and traded on New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Nationwide Risk-Based U.S. Equity ETF, the Nationwide Risk-Based International Equity ETF and the Nationwide Maximum Diversification U.S. Core Equity ETF issue and redeem shares on a continuous basis at NAV generally in blocks of 25,000 shares. The Nationwide Maximum Diversification Emerging Markets Core Equity ETF issues and redeems shares on a continuous basis at NAV generally in blocks of 100,000 shares. The blocks of shares issued or redeemed are called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are

Notes to Financial Statements (Continued)

August 31, 2019

not redeemable securities of a Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds each currently offer one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for Nationwide Risk-Based U.S. Equity ETF and Nationwide Maximum Diversification U.S. Core Equity ETF is $500, payable to the Custodian. The standard fixed transaction fee for Nationwide Risk-Based International Equity ETF is $4,000, payable to the Custodian. The standard fixed transaction fee for Nationwide Maximum Diversification Emerging Markets Core Equity ETF is $7,250, payable to the Custodian. The fixed transaction fee for the Nationwide Maximum Diversification Emerging Markets Core Equity ETF may be reduced for an order depending on the number and type of creation and redemption orders placed on the same date. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for the transaction costs associated with the cash transactions fees. Variable fees received by each Fund, if any, are displayed in the Capital Shares Transaction section of each Statement of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. Shares of the Funds have equal rights and privileges.

NOTE 8 – FOREIGN SECURITIES RISK (Foreign Funds only)

Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Funds more volatile and potentially less liquid than other types of investments.

NOTE 9 – BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under section 2(a)(9) of the Investment Company Act of 1940.  As of the end of the current fiscal period, ownership by affiliated funds and parent company of the Adviser was as follows:

	Shares	Percentage of Total
Fund	Owned	Shares Outstanding
Nationwide Risk-Based U.S. Equity ETF	3,910,400	99.63%
Nationwide Risk-Based International Equity ETF	4,627,900	97.94%
Nationwide Maximum Diversification U.S. Core Equity ETF	3,511,500	96.87%
Nationwide Maximum Diversification
Emerging Markets Core Equity ETF	1,180,221	98.35%

Report of Independent Registered Public
Accounting Firm

To the Shareholders of Nationwide ETFs and Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Nationwide Risk-Based U.S. Equity ETF, Nationwide Risk-Based International Equity ETF, Nationwide Maximum Diversification U.S. Core Equity ETF, and Nationwide Maximum Diversification Emerging Markets Core Equity ETF (the “Funds”), each a series of ETF Series Solutions, as of August 31, 2019, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, and the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
October 16, 2019

Trustees and Officers (Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

Number of
		Term of		Portfolios in	Other
	Position	Office and		Fund Complex	Directorships
Name and	Held with	Length of	Principal Occupation(s)	Overseen by	Held by Trustee
Year of Birth	the Trust	Time Served	During Past 5 Years	Trustee	During Past 5 Years
Independent Trustees
Leonard M. Rush, CPA	Lead	Indefinite	Retired; formerly Chief Financial	50	Independent Trustee,
Born: 1946	Independent	term;	Officer, Robert W. Baird & Co.		Managed Portfolio
	Trustee	since 2012	Incorporated (wealth management		Series (39 portfolios)
	and Audit		firm) (2000–2011).		(since 2011).
Committee
Chairman

David A. Massart	Trustee	Indefinite	Co-Founder, President, and Chief	50	Independent Trustee,
Born: 1967		term;	Investment Strategist, Next		Managed Portfolio
		since 2012	Generation Wealth Management,		Series (39 portfolios)
			Inc. (since 2005).		(since 2011).

Janet D. Olsen	Trustee	Indefinite	Retired; formerly Managing	50	Independent Trustee,
Born: 1956		term;	Director and General Counsel,		PPM Funds
		since 2018	Artisan Partners Limited		(9 portfolios)
			Partnership (investment adviser)		(since 2018).
(2000–2013); Executive Vice
President and General Counsel,
Artisan Partners Asset
Management Inc. (2012–2013);
Vice President and General
Counsel, Artisan Funds, Inc.
(investment company) (2001–2012).

Interested Trustee

Michael A. Castino	Trustee	Indefinite	Senior Vice President, U.S. Bancorp	50	None
Born: 1967	and	term;	Fund Services, LLC (since 2013);
	Chairman	Trustee	Managing Director of Index
		since 2014;	Services, Zacks Investment
		Chairman	Management (2011–2013).
since 2013

Trustees and Officers (Unaudited) (Continued)

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

	Position(s)	Term of Office
Name and	Held with	and Length of	Principal Occupation(s)
Year of Birth	the Trust	Time Served	During Past 5 Years
Principal Officers of the Trust

Kristina R. Nelson	President	Indefinite term;	Vice President, U.S. Bancorp Fund Services, LLC (since 2014);
Born: 1982		since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC
(2013–2014).

Michael D. Barolsky	Vice President	Indefinite term;	Senior Vice President, U.S. Bancorp Fund Services, LLC
Born: 1981	and	since 2014	(since 2019); Vice President, U.S. Bancorp Fund Services, LLC
	Secretary	(other roles	(2012-2019); Associate, Thompson Hine LLP (law firm)
		since 2013)	(2008–2012).

James R. Butz	Chief Compliance	Indefinite term;	Senior Vice President, U.S. Bancorp Fund Services, LLC
Born: 1982	Officer	since 2015	(since 2015); Vice President, U.S. Bancorp Fund Services, LLC
(2014–2015); Assistant Vice President, U.S. Bancorp Fund
Services, LLC (2011–2014).

Kristen M. Weitzel, CPA	Treasurer	Indefinite term;	Vice President, U.S. Bancorp Fund Services, LLC (since 2015);
Born: 1977		since 2014	Assistant Vice President, U.S. Bancorp Fund Services, LLC
		(other roles	(2011–2015); Manager, PricewaterhouseCoopers LLP
		since 2013)	(accounting firm) (2005–2011).

Brett M. Wickmann	Assistant	Indefinite term;	Vice President, U.S. Bancorp Fund Services, LLC (since 2017);
Born: 1982	Treasurer	since 2017	Assistant Vice President, U.S. Bancorp Fund Services, LLC
(2012–2017).

Elizabeth A. Winske	Assistant	Indefinite term;	Assistant Vice President, U.S. Bancorp Fund Services, LLC
Born: 1983	Treasurer	since 2017	(since 2016); Officer, U.S. Bancorp Fund Services, LLC
(2012–2016).

Jason Shlensky	Assistant	Indefinite term;	Assistant Vice President, U.S. Bancorp Fund Services, LLC
Born: 1987	Treasurer	Since 2019	(since 2019); Officer, U.S. Bancorp Fund Services, LLC
(2014–2019).

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling toll free at (800) 617-0004, or by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.etf.nationwide.com.

Expense Examples

For the Six-Months Ended August 31, 2019 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.  The examples are based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (March 1, 2019 – August 31, 2019).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

Nationwide Risk-Based U.S. Equity ETF

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the
	March 1, 2019	August 31, 2019	Period(1)
Actual	$1,000.00	$1,083.80	$1.58
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,023.69	$1.53

(1)
The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.30%, multiplied by the average account value during the six-month period, multiplied by 184/365, to reflect the one-half year period.

Expense Examples (Continued)

For the Six-Months Ended August 31, 2019 (Unaudited)

Nationwide Risk-Based International Equity ETF

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the
	March 1, 2019	August 31, 2019	Period(2)
Actual	$1,000.00	$1,004.10	$2.12
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,023.09	$2.14

(2)
The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.42%, multiplied by the average account value during the six-month period, multiplied by 184/365, to reflect the one-half year period.

Nationwide Maximum Diversification U.S. Core Equity ETF

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the
	March 1, 2019	August 31, 2019	Period(3)
Actual	$1,000.00	$1,061.60	$1.77
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,023.49	$1.73

(3)
The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.34%, multiplied by the average account value during the six-month period, multiplied by 184/365, to reflect the one-half year period.

Nationwide Maximum Diversification Emerging Markets Core Equity ETF

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the
	March 1, 2019	August 31, 2019	Period(4)
Actual	$1,000.00	$ 981.80	$3.20
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,021.98	$3.26

(4)
The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.64%, multiplied by the average account value during the six-month period, multiplied by 184/365, to reflect the one-half year period.

Approval of Advisory Agreements and Board
Considerations (Unaudited)

Nationwide Risk-Based U.S. Equity ETF
Nationwide Risk-Based International Equity ETF
Nationwide Maximum Diversification U.S. Core Equity ETF
Nationwide Maximum Diversification Emerging Markets Core Equity ETF

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on July 10-11, 2019 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) considered the continuation of the following agreements (collectively, the “Agreements”):

•
the Investment Advisory Agreement (the “Advisory Agreement”) between Nationwide Fund Advisors (the “Adviser” or “Nationwide”) and the Trust, on behalf of the Nationwide Risk-Based U.S. Equity ETF, Nationwide Risk-Based International Equity ETF, Nationwide Maximum Diversification U.S. Core Equity ETF, and Nationwide Maximum Diversification Emerging Markets Core Equity ETF (each, a “Fund”, and together, the “Funds”); and

•	the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Adviser, the Trust, on behalf of the Funds, and Vident Investment Advisory, LLC (the “Sub-Adviser” or “VIA”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials from the Adviser and Sub-Adviser (the “Materials”) regarding, among other things: (i) the nature, extent, and quality of the services provided by the Adviser and Sub-Adviser; (ii) the historical performance of each Fund; (iii) the cost of the services provided and the profits realized by the Adviser, Sub-Adviser, and their affiliates from services rendered to the Funds; (iv) comparative fee and expense data for each Fund and other investment companies with similar investment objectives; (v) the extent to which the advisory fee for each Fund reflects the economies of scale (if any) for the benefit of the respective Fund’s shareholders; and (vi) any other financial benefits to the Adviser, Sub-Adviser, and their affiliates resulting from services rendered to the Funds.

Prior to the Meeting, the Adviser and the Sub-Adviser, along with representatives from other service providers of the Funds, presented written information to help the Board evaluate the Adviser’s and Sub-Adviser’s fees and other aspects of the Agreements. Additionally, representatives from the Adviser provided an oral overview of each Fund’s strategy, the services provided to the Funds by the Adviser, and additional information about the Adviser’s personnel and other clients. The Board then discussed the written materials and oral presentation that it had received and any other information that the Board received at the Meeting and deliberated on the approval of the Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.

Approval of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser would continue to provide investment management services to the Funds. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance infrastructure and past reports from the Trust’s Chief Compliance Officer. The Board also considered its previous experience with the Adviser providing investment management services to the Funds. The Board noted that it had previously received a copy of the Adviser’s registration form (“Form ADV”), as well as the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the firm’s key personnel.

The Board also considered other services to be provided to the Funds, such as monitoring adherence to each of the Fund’s investment restrictions, oversight of the sub-adviser, monitoring compliance with various Fund policies and procedures and with applicable securities regulations, and monitoring the extent to which the Funds achieve their respective investment objective as a passively-managed fund.

Approval of Advisory Agreements and Board
Considerations (Unaudited) (Continued)

Historical Performance. The Board noted that it had received information regarding each Fund’s performance as of March 31, 2019 and June 30, 2019 in the Materials. Because each Fund is designed to track the performance of an index, the Board considered the extent to which each Fund tracked its index before fees and expenses. The Board also considered that each Fund had only been operational for less than two years, which was too short a time by which to judge how a Fund would perform over a full market cycle.

Nationwide Risk-Based U.S. Equity ETF: The Board noted that for the one-year and since inception periods ended March 31, 2019 and June 30, 2019, the Fund performed roughly in line with its underlying index before fees and expenses, and for the one-year period ended March 31, 2019, the Fund had slightly underperformed the median for funds in the universe of US Large Blend ETFs as reported by Morningstar, although the Fund had significantly outperformed the lowest returns in the category. The Board further noted that, for the one-year period ended June 30, 2019, the Fund had outperformed the S&P 500 Index.

Nationwide Risk-Based International Equity ETF: The Board noted that for the one-year and since inception periods ended March 31, 2019 and June 30, 2019, the Fund slightly underperformed its underlying index before fees and expenses, and for the one-year period ended March 31, 2019, the Fund had outperformed the median for funds in the universe of Foreign Large Value ETFs as reported by Morningstar. The Board further noted that, for the one-year period ended June 30, 2019, the Fund had outperformed the MSCI EAFE Index.

Nationwide Maximum Diversification U.S. Core Equity ETF: The Board noted that for the one-year and since inception periods ended March 31, 2019 and June 30, 2019, the Fund performed in line with its underlying index before fees and expenses, and for the one-year period ended March 31, 2019, the Fund had underperformed the median for funds in the universe of US Large Blend ETFs as reported by Morningstar. The Board further noted that, for the one-year period ended June 30, 2019, the Fund had significantly underperformed the MSCI USA Index.

Nationwide Maximum Diversification Emerging Markets Core Equity ETF: The Board noted that for the one-year and since inception periods ended March 31, 2019 and June 30, 2019, the Fund underperformed its underlying index before fees and expenses, although the Fund’s returns reflected the higher trading costs typically associated with investments in emerging markets and which are not reflected in the index’s returns. The Board noted that, for the one-year period ended March 31, 2019, the Fund had underperformed the median for funds in the universe of Diversified Emerging Markets ETFs as reported by Morningstar. The Board further noted that, for the one-year period ended June 30, 2019, the Fund had significantly underperformed the MSCI Emerging Markets Index.

Cost of Services Provided and Economies of Scale. The Board reviewed the expense ratio for each of the Funds and compared each Fund’s expense ratio to an appropriate universe of peer funds (each, a “Category Peer Group”) as follows:

Nationwide Risk-Based U.S. Equity ETF: The Board compared the Fund’s expense ratio to those of the universe of the US Large Blend ETFs as reported by Morningstar. The Board noted that the expense ratio for the Fund was slightly higher than the median, but well within the range, for its Category Peer Group. The Board also noted that, because the Category Peer Group included a number of significantly larger, low cost index-based ETFs, the peer group may not allow for an apt comparison by which to judge the Fund’s expense ratio.

Nationwide Risk-Based International Equity ETF: The Board compared the Fund’s expense ratio to those of the universe of the Foreign Large Value ETFs as reported by Morningstar. The Board noted that the expense ratio for the Fund was higher than the median but within the range for its Category Peer Group. The Board also noted that, because the Category Peer Group included a number of significantly larger, low cost index-based ETFs, the peer group may not allow for an apt comparison by which to judge the Fund’s expense ratio.

Approval of Advisory Agreements and Board
Considerations (Unaudited) (Continued)

Nationwide Maximum Diversification U.S. Core Equity ETF: The Board compared the Fund’s expense ratio to those of the universe of the US Large Blend ETFs as reported by Morningstar. The Board noted that the expense ratio for the Fund was higher than the median but within the range for its Category Peer Group. The Board also noted that, because the Category Peer Group included a number of significantly larger, low cost index-based ETFs, the peer group may not allow for an apt comparison by which to judge the Fund’s expense ratio.

Nationwide Maximum Diversification Emerging Markets Core Equity ETF: The Board compared the Fund’s expense ratio to those of the universe of the Diversified Emerging Markets ETFs as reported by Morningstar. The Board noted that the expense ratio for the Fund was higher than the median but within the range for its Category Peer Group.

The Board took into consideration that the advisory fee for each of the Funds was a “unified fee,” meaning each Fund paid no expenses other than the advisory fee and certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser continued to be responsible for compensating the Trust’s other service providers and paying each Fund’s other expenses out of its own fee and resources. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Funds, taking into account analyses of the Adviser’s profitability with respect to each Fund.

The Board expressed the view that it currently appeared that the Adviser might realize economies of scale in managing each Fund as assets grow in size. The Board further determined that, based on the amount and structure of each Fund’s unitary fee, such economies of scale are currently shared with the respective Fund shareholders, although the Board intends to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

Conclusion.  No single factor was determinative of the Board’s decision to approve the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to each Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuation of the Advisory Agreement was in the best interests of each Fund and its shareholders.

Approval of the Sub-Advisory Agreement with the Sub-Adviser

Nature, Extent, and Quality of Services Provided. The Board considered the scope of services provided to the Funds under the Sub-Advisory Agreement, noting that VIA would continue to provide investment management services to the Funds, as well as other ETFs. The Board noted the responsibilities that VIA has as the Funds’ investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Funds; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of Fund shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with relevant law; responsibility for daily monitoring of tracking error and quarterly reporting to the Board; and implementation of Board directives as they relate to the Funds.

In considering the nature, extent, and quality of the services provided by VIA, the Board considered reports of the Trust’s CCO with respect to VIA’s compliance program and VIA’s experience providing investment management services to other ETFs, including other series of the Trust. VIA’s registration form (“Form ADV”) was provided to the Board, as was the response of VIA to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

Approval of Advisory Agreements and Board
Considerations (Unaudited) (Continued)

Historical Performance. The Board noted that it had received information regarding each Fund’s performance as of March 31, 2019 and June 30, 2019 in the Materials. The Board considered that, because each Fund is designed to track the performance of an index that is not affiliated with VIA, the relevant consideration with respect to VIA is the extent to which each Fund tracked its index before fees and expenses. The Board also considered that each Fund had only been operational for less than two years, which was too short a time by which to judge how a Fund would perform over a longer period.

Nationwide Risk-Based U.S. Equity ETF: The Board noted that for the one-year and since inception periods ended March 31, 2019 and June 30, 2019, the Fund performed roughly in line with its underlying index before fees and expenses.

Nationwide Risk-Based International Equity ETF: The Board noted that for the one-year and since inception periods ended March 31, 2019 and June 30, 2019, the Fund slightly underperformed its underlying index before fees and expenses.

Nationwide Maximum Diversification U.S. Core Equity ETF: The Board noted that for the one-year and since inception periods ended March 31, 2019 and June 30, 2019, the Fund performed in line with its underlying index before fees and expenses.

Nationwide Maximum Diversification Emerging Markets Core Equity ETF: The Board noted that for the one-year and since inception periods ended March 31, 2019 and June 30, 2019, the Fund underperformed its underlying index before fees and expenses, although the Fund’s returns reflected the higher trading costs typically associated with investments in emerging markets and which are not reflected in the index’s returns.

Costs of Services Provided and Economies of Scale. The Board reviewed the advisory fees paid by Nationwide to VIA for its services to the Funds. The Board considered that the fees paid to VIA are paid by Nationwide from the fee Nationwide receives from the applicable Fund and noted that each fee reflected an arm’s-length negotiation between Nationwide and VIA. The Board also took into account analyses of VIA’s profitability with respect to each of the Funds.

The Board expressed the view that it currently appeared that VIA might realize economies of scale in managing the Funds as assets grow in size and noted that the fee schedule includes breakpoints as assets grow in size. The Board further noted that because the Funds pay Nationwide a unified fee, any benefits from the breakpoints in the sub-advisory fee schedule would accrue to Nationwide, rather than Fund shareholders. Consequently, the Board determined that it would monitor fees as the Funds grow to determine whether economies of scale were being effectively shared with the Funds and their respective shareholders.

Conclusion.  No single factor was determinative of the Board’s decision to approve the Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to each Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuation of the Sub-Advisory Agreement was in the best interests of each Fund and its shareholders.

Federal Tax Information (Unaudited)

For the fiscal year ended August 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Nationwide Risk-Based U.S. Equity ETF	99.06%
Nationwide Risk-Based International Equity ETF	92.23%
Nationwide Maximum Diversification U.S. Core Equity ETF	96.56%
Nationwide Maximum Diversification Emerging Markets Core Equity ETF	69.03%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2019 was as follows:

Nationwide Risk-Based U.S. Equity ETF	98.50%
Nationwide Risk-Based International Equity ETF	0.00%
Nationwide Maximum Diversification U.S. Core Equity ETF	95.00%
Nationwide Maximum Diversification Emerging Markets Core Equity ETF	0.35%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Nationwide Risk-Based U.S. Equity ETF	0.00%
Nationwide Risk-Based International Equity ETF	0.00%
Nationwide Maximum Diversification U.S. Core Equity ETF	0.00%
Nationwide Maximum Diversification Emerging Markets Core Equity ETF	0.00%

Federal Tax Credit Pass Through (Unaudited)

Pursuant to Section 853 of the Internal Revenue code, the Funds designate the following amounts as foreign taxes paid for the fiscal year ended August 31, 2019. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Portion of Ordinary
	Creditable		Income Distribution
	Foreign Tax	Per Share	Derived from Foreign
	Credit Paid	Amount	Sourced Income
Nationwide Risk-Based U.S. Equity ETF	$—	$—	—
Nationwide Risk-Based International Equity ETF	347,454	0.0735352	100.00%
Nationwide Maximum Diversification
U.S. Core Equity ETF	—	—	—
Nationwide Maximum Diversification
Emerging Markets Core Equity ETF	67,186	0.0559882	100.00%

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. GAAP purposes and Internal Revenue Service purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds.

Information About Portfolio Holdings (Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q or Part F of Form N-PORT. The Funds’ Form N-Q or Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004.  Furthermore, you may obtain the Form N-Q or Part F of Form N-PORT on the SEC’s website at www.sec.gov. Each Fund’s portfolio holdings are posted on their website at www.etf.nationwide.com daily.

Information About Proxy Voting (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the SAI. The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.etf.nationwide.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available, without charge, on the Funds’ website at www.etf.nationwide.com.

(This Page Intentionally Left Blank.)

Adviser
Nationwide Fund Advisors
One Nationwide Plaza
Columbus, Ohio 43215

Sub-Adviser
Vident Investment Advisory, LLC
1125 Sanctuary Parkway, Suite 515
Alpharetta, Georgia 30009

Index Provider- Risk-Based ETFs
Rothschild & Co Risk Based Investments LLC
1251 Avenue of the Americas
New York, New York 10020

Index Provider- Maximum Diversification ETFs
TOBAM S.A.S.
49/53 Avenue Des Champs-Élysées
Paris, France 75008

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Nationwide Risk-Based U.S. Equity ETF
Symbol – RBUS
CUSIP – 26922A677

Nationwide Risk-Based International Equity ETF
Symbol – RBIN
CUSIP – 26922A669

Nationwide Maximum Diversification U.S. Core Equity ETF
Symbol – MXDU
CUSIP – 26922A651

Nationwide Maximum Diversification Emerging Markets Core Equity ETF
Symbol – MXDE
CUSIP – 26922A644

AR-ETF (10/19)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Nationwide Risk-Based U.S. Equity ETF
	FYE 8/31/2019	FYE 8/31/2018
Audit Fees	$14,000	$14,000
Audit-Related Fees	$0	$0
Tax Fees	$ 3,000	$ 3,000
All Other Fees	$0	$0

Nationwide Risk-Based International Equity ETF
	FYE 8/31/2019	FYE 8/31/2018
Audit Fees	$14,500	$14,500
Audit-Related Fees	$0	$0
Tax Fees	$ 3,000	$ 3,000
All Other Fees	$0	$0

Nationwide Maximum Diversification U.S. Core Equity ETF
	FYE 8/31/2019	FYE 8/31/2018
Audit Fees	$14,000	$14,000
Audit-Related Fees	$0	$0
Tax Fees	$ 3,000	$ 3,000
All Other Fees	$0	$0

Nationwide Maximum Diversification Emerging Markets Core Equity ETF
	FYE 8/31/2019	FYE 8/31/2018
Audit Fees	$14,500	$14,500
Audit-Related Fees	$0	$0
Tax Fees	$ 3,000	$ 3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Nationwide Risk-Based U.S. Equity ETF
	FYE 8/31/2019	FYE 8/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

Nationwide Risk-Based International Equity ETF
	FYE 8/31/2019	FYE 8/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

Nationwide Maximum Diversification U.S. Core Equity ETF
	FYE 8/31/2019	FYE 8/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

Nationwide Maximum Diversification Emerging Markets Core Equity ETF
	FYE 8/31/2019	FYE 8/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Nationwide Risk-Based U.S. Equity ETF
Non-Audit Related Fees	FYE 8/31/2019	FYE 8/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Nationwide Risk-Based International Equity ETF
Non-Audit Related Fees	FYE 8/31/2019	FYE 8/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Nationwide Maximum Diversification U.S. Core Equity ETF
Non-Audit Related Fees	FYE 8/31/2019	FYE 8/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Nationwide Maximum Diversification Emerging Markets Core Equity ETF
Non-Audit Related Fees	FYE 8/31/2019	FYE 8/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: Leonard M. Rush, David A. Massart, and Janet D. Olsen.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in registrant’s independent public accountant. There was no change in the registrant’s public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  ETF Series Solutions

By (Signature and Title       /s/Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date    October 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date    October 25, 2019

By (Signature and Title)*    /s/Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date    October 25, 2019

* Print the name and title of each signing officer under his or her signature.